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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Venator Materials PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(2)	Form, Schedule or Registration Statement No.:
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AN INVITATION FROM VENATOR'S LEADERSHIP

DEAR FELLOW SHAREHOLDER:

We are pleased to invite you to the 2019 Annual General Meeting of Shareholders (the "Annual Meeting") of Venator Materials PLC, which will be held on June 11, 2019, at 3:00 p.m., local time, at the London offices of Latham & Watkins LLP, 99 Bishopsgate, London EC2M 3XF, United Kingdom.

At the Annual Meeting, we will consider the matters described in the Notice of 2019 Annual General Meeting of Shareholders and in this Proxy Statement. References in the Proxy Statement to the "Annual Meeting" also refer to any adjournments, postponements or changes in location of the Annual Meeting, to the extent applicable.

It is important that you use this opportunity to take part in the affairs of our company by voting on the business to come before the Annual Meeting, and we urge you to read the Proxy Statement for additional information concerning the matters to be considered at the Annual Meeting.

PLEASE VOTE AS SOON AS POSSIBLE

The Proxy Statement contains important information and you should read it carefully. Whether or not you plan to attend the Annual Meeting, we ask that you vote as soon as possible. You may vote by proxy via the Internet, telephone or by mail by following the instructions on the proxy card or voting instruction card, or the information forwarded by your broker, bank or other holder of record. For detailed information regarding voting instructions, please refer to the accompanying Proxy Statement.

SIMON TURNER President and Chief Executive Officer	PETER R. HUNTSMAN Chairman of the Board

VENATOR 2019 PROXY

VENATOR MATERIALS PLC NOTICE OF 2019 ANNUAL GENERAL MEETING OF SHAREHOLDERS
Tuesday, June 11, 2019 3:00 p.m. British Summer Time	Latham & Watkins LLP 99 Bishopsgate London EC2M 3XF United Kingdom

Satellite Meeting Tuesday, June 11, 2019 9:00 a.m. Central Daylight Time	Latham & Watkins LLP 811 South Main Street, Suite 3700 Houston, Texas 77380

TO THE SHAREHOLDERS OF VENATOR MATERIALS PLC:

We are holding the Annual Meeting for the following purposes:

1.
To elect as directors the six nominees named in the accompanying Proxy Statement.

2.
To approve on a non-binding advisory basis the compensation of our named executive officers ("NEOs").

3.
To approve receipt of our U.K. audited annual report and accounts and related directors' and auditor's reports for the year ended December 31, 2018 contained in Appendix A to this Proxy Statement (the "Annual Report and Accounts").

4.
To approve on a non-binding advisory basis our directors' remuneration report for the year ended December 31, 2018, contained in the Annual Report and Accounts contained in Appendix A to this Proxy Statement.

5.
To ratify the appointment of Deloitte LLP as our independent registered public accounting firm for the year ending December 31, 2019.

6.
To re-appoint Deloitte LLP as our U.K. statutory auditor under the U.K. Companies Act 2006 to hold office from the conclusion of the Annual Meeting until the next annual general meeting at which the annual report and accounts are laid.

7.
To authorize the directors or the Audit Committee to determine the remuneration of Deloitte LLP in its capacity as our U.K. statutory auditor.

8.
To authorize Venator (and any company that is or becomes a subsidiary at any time during which the period for which the accompanying resolution is effective) to make political donations and incur political expenditure.

We may also transact such other business as may properly come before the Annual Meeting and at any adjournments or postponements of the Annual Meeting in accordance with our Amended and Restated Articles of Association (the "Articles").

The resolutions in Proposals 1 through 8 above will be proposed as ordinary resolutions, which means that, assuming a quorum is present, each resolution will be approved if a simple majority of the votes cast (whether in person or by proxy) are cast in favor thereof.

In respect of Proposal 3 relating to the receipt of the Annual Report and Accounts and the non-binding advisory resolutions in Proposals 2 and 4 relating to, respectively, the compensation of our NEOs and the directors' remuneration report, the results of the vote are advisory and will not be legally binding. However, the Board of Directors values the opinions of our shareholders and will carefully consider the outcome of the advisory votes.

The above matters are fully described, and the related resolutions are set out, in the accompanying Proxy Statement, which shall be deemed to form part of this Notice of 2019 Annual General Meeting of Shareholders.

As at the date of the Proxy Statement, we have not received notice of any other matters that may be properly presented at the Annual Meeting. If any other matters are, in accordance with the U.K. Companies Act 2016 (the "Act"), our Articles and applicable law, properly presented for consideration at the Annual Meeting, such matters will be considered at the Annual Meeting and the individuals named in the proxy card will vote on such matters in their discretion.

Recipients of this Notice of 2019 Annual General Meeting of Shareholders and the accompanying materials may not use any electronic address provided in this Notice of 2019 Annual General Meeting of Shareholders or such materials to communicate with us for any purposes other than those expressly stated.

In accordance with our Articles, all resolutions will be taken on a poll, which means that each ordinary share is entitled to one vote for each proposal. The final voting results will be checked by scrutineers and published in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission. The results of the polls taken on the resolutions at the Annual Meeting and any other information required by the Act will be made available on www.venatorcorp.com as soon as reasonably practicable following the Annual Meeting and for a period of at least two years thereafter.

Only shareholders of record at the close of business on April 15, 2019 are entitled to vote at the Annual Meeting. Changes to Venator's entries on the register of members after that time will be disregarded in determining the rights of any member to attend and vote at the Annual Meeting (or any adjourned meeting). A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices at Titanium House, Hanzard Drive, Wynyard Park, Wynyard, TS22 5FD, United Kingdom for 10 days prior to the Annual Meeting, during ordinary business hours, beginning on May 31, 2019. If you would like to review the shareholder list during ordinary business hours, please contact Venator Investor Relations at +1 917-399-8387 or via email at ir@venatorcorp.com to schedule an appointment.

Please review the accompanying Proxy Statement for more complete information regarding the Annual Meeting and the full text of the resolutions to be proposed at the Annual Meeting.

Even if you plan to attend the Annual Meeting, please vote by proxy via the Internet or telephone, or if you received paper copies of the proxy materials by mail, you can also vote via mail by following the instructions on the proxy card or voting instruction card or the information forwarded by your broker, bank or other holder of record. Please vote as promptly as possible to ensure that your shares are represented. Even if you have voted your proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee.

By Order of the Board of Directors,
Russ R. Stolle Secretary

Wynyard, United Kingdom April 23, 2019

PROXY STATEMENT TABLE OF CONTENTS

VENATOR MATERIALS PLC : PROXY STATEMENT SUMMARY

VENATOR PROXY STATEMENT SUMMARY

2019 ANNUAL GENERAL MEETING OF SHAREHOLDERS (the "ANNUAL MEETING")

Date and Time	Place:

June 11, 2019 3 p.m. British Summer Time	Latham & Watkins LLP 99 Bishopsgate London EC2M 3XF United Kingdom

For the purposes of Article 55 of our Amended and Restated Articles of Association (the "Articles"), the offices of Latham & Watkins LLP, London shall constitute the principal meeting place, where the Annual Meeting shall be deemed to take place.

Pursuant to our Articles, the Board has designated the offices of Latham & Watkins LLP, Houston (at 811 Main Street, Suite 3700, Houston, TX 77002) as a satellite meeting for purposes of attendance and participation at the Annual Meeting.

Any person who participates at the Annual Meeting by way of these arrangements will be deemed present at, and will count in the quorum for, the Annual Meeting.

CERTAIN PROPOSALS MANDATED BY ENGLISH LAW

We are incorporated under the laws of England and Wales and our shares trade on the New York Stock Exchange ("NYSE"). As such, we are subject to U.K. Companies Act 2016 (the "Act") in the U.K., U.S. securities laws and regulations and the listing standards of the NYSE. The proposals in this Proxy Statement are based on these various regulations.

Certain proposals on which you are being asked to vote are customary or required for public limited companies incorporated in England and Wales to present to shareholders at each annual general meeting. These proposals may be unfamiliar to shareholders accustomed to proxy statements for companies organized in other jurisdictions. Specifically, proposals 3 and 4, as well as proposals 6 through 8, are customary proposals, and may be mandated by English law.

Your vote is important to us and allows you to participate in the future of our company.

Please cast your vote as soon as possible on the items listed below to ensure that your shares are represented.

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PROPOSALS REQUIRING YOUR VOTE

		Board Recommendation	Votes Required for Approval	Unvoted Shares(1)	Abstentions

PROPOSAL 1	Election of Directors	FOR each nominee	Majority of votes cast	Do not count	Do not count
PROPOSAL 2	Non-Binding Advisory Vote on Named Executive Officer Compensation	FOR	Majority of votes cast	Do not count	Count as a vote against
PROPOSAL 3	Non-Binding Advisory Vote to Receive the Annual Report and Accounts	FOR	Majority of votes cast	Discretionary voting allowed	Count as a vote against
PROPOSAL 4	Non-Binding Advisory Vote on the Directors' Remuneration Report for the year ended December 31, 2018	FOR	Majority of votes cast	Do not count	Count as a vote against
PROPOSAL 5	Resolution regarding the ratification of Deloitte LLP as Independent Registered Public Accounting Firm	FOR	Majority of votes cast	Discretionary voting allowed	Count as a vote against
PROPOSAL 6	Resolution regarding the re-appointment of Deloitte LLP as U.K. Statutory Auditor	FOR	Majority of votes cast	Discretionary voting allowed	Count as a vote against
PROPOSAL 7	Resolution to authorize the Board or the Audit Committee to Determine the Remuneration of Deloitte LLP as U.K. Statutory Auditor	FOR	Majority of votes cast	Discretionary voting allowed	Count as a vote against
PROPOSAL 8	Resolution to authorize Venator and its Subsidiaries to Make Political Donations and Incur Political Expenditure	FOR	Majority of votes cast	Do not count	Count as a vote against
(1)
Based on NYSE rules, if your shares are held through a broker, bank or other nominee, they do not have discretion to vote on your behalf on non-routine matters if you do not provide voting instructions.

VOTING OPTIONS

Even if you plan to attend our Annual Meeting in person, please read this Proxy Statement with care, and vote using any of the following methods. In all cases, have your proxy card in hand and follow the instructions.

BY INTERNET USING A COMPUTER	BY TELEPHONE	BY MAIL

Visit 24/7 www.proxyvote.com	Dial toll-free 24/7 1-800-690-6903	Cast your ballot, sign and date your proxy card and send by mail

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VENATOR MATERIALS PLC : PROXY STATEMENT SUMMARY

Please note that if you hold shares in "street name" (that is, in a brokerage account or through a bank or other nominee), you will need to follow the instructions provided to you on your voting instruction form to vote in advance of the Annual Meeting.

VISIT THE ANNUAL GENERAL MEETING WEBSITE

Visit the Annual Meeting website: www.proxyvote.com.

•
Review and download easy to read, interactive versions of our Proxy Statement and the U.S. 2018 Annual Report

•
Sign up for future electronic delivery to reduce costs

ATTEND OUR ANNUAL MEETING

Tuesday, June 11, 2019
3:00 p.m., British Summer Time
Latham & Watkins LLP
99 Bishopsgate
London EC2M 3XF
United Kingdom

Please note that if you hold shares in "street name" (that is, in a brokerage account or through a bank or other nominee), you will need to bring valid photo identification and a copy of a statement reflecting your share ownership as of April 15, 2019 or you will not be admitted.

PARTICIPATE IN OUR FUTURE, VOTE NOW

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VENATOR MATERIALS PLC : PROXY STATEMENT SUMMARY

SUMMARY

To assist you in reviewing the proposals to be voted upon at the Annual Meeting, this summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider. You should read the entire Proxy Statement carefully before voting.

DIRECTOR NOMINEES

The following table provides summary information about each director nominee.

Nominee	Age	Principal Occupation	Committees

Peter R. Huntsman	56	Chairman, President and Chief Executive Officer of Huntsman Corporation
Simon Turner	55	President and Chief Executive Officer of Venator Materials PLC (our "CEO")
Sir Robert J. Margetts	72	Former Deputy Chairman, PJSC Uralkali	Audit, Compensation, Governance
Douglas D. Anderson	69	Dean of the Jon M. Huntsman School of Business at Utah State University	Audit, Governance
Daniele Ferrari	58	Chief Executive Officer of Versalis S.p.A.	Audit, Compensation
Kathy D. Patrick	58	Partner and trial attorney at Gibbs & Bruns LLP	Compensation, Governance

CORPORATE GOVERNANCE HIGHLIGHTS

67% of our directors are independent and all members of our Audit, Compensation and Nominating and Corporate Governance Committees are independent	✓
Our lead independent director, Sir Robert J. Margetts, chairs executive sessions of our independent directors at all regular meetings	✓
Declassified board of directors	✓
No super-majority shareholder voting requirements	✓
We allow shareholders to request special meetings of shareholders	✓
We separate the offices of Chairman of the Board and Chief Executive Officer	✓
Mandatory director retirement age (subject to certain exceptions)	✓
Share ownership guidelines for directors and executive officers	✓
Policy prohibiting short sales and hedging of Venator's shares by directors and executive officers	✓
Our Audit, Compensation and Nominating and Corporate Governance committees have authority to retain outside, independent advisers and consultants	✓
The Board and its committees exercise oversight of risks we face in a global market, including operational, financial, strategic, competitive, reputational, legal and regulatory risks	✓

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EXECUTIVE COMPENSATION

WE ASK THAT YOU VOTE TO APPROVE OUR SAY-ON-PAY PROPOSAL

At our Annual Meeting, our shareholders will have an opportunity to cast an advisory say-on-pay vote on the compensation paid to our NEOs. We ask that our shareholders vote to approve executive officer compensation. Please see "Proposal 2—Advisory Vote to Approve Named Executive Officer Compensation." Please also read our "Compensation Discussion and Analysis" beginning on page 24 for more information regarding our executive compensation program in 2018.

Performance Highlights in 2018

2018 concluded our first full year as a public company following our separation from Huntsman Corporation in August 2017 (the "Separation"). The strength of the TiO2 market in the first half of the year was in contrast to the significant and sudden headwinds faced in the second half. Notwithstanding those mid-year changes in the TiO2 market, we delivered $436 million of adjusted EBITDA, growth of more than 10% compared to 2017. In 2018, we completed actions to reduce our fixed costs, implemented a new comprehensive cost reduction and operational improvement program and delivered on our personal safety performance targets. We are focused on further refining our operations to advance our overall competitiveness and improve our cash flow generation to deliver increased shareholder value.

As described in more detail in the Compensation Discussion and Analysis beginning on page 24, one of the primary objectives of our executive compensation program is to align our executive officers' pay with our financial performance and the performance of our ordinary shares.

Our 2018 annual STIP award metrics comprised adjusted EBITDA, free cash flow, business improvement, zero harm targets and incentives in connection with the rebuild of our Pori, Finland manufacturing facility, which together accounted for approximately 23% of the total compensation payable to our NEOs.

Specific achievements in 2018 include the following:

•	Corporate adjusted EBITDA,(1) which is a key financial metric for our company and our shareholders, was $436 million, which was close to our target goal.
•	Corporate free cash flow,(2) which has a significant impact on our liquidity, net debt and strategic planning, was ($38) million, which was not achieved at our threshold goal.
•	Business improvements, which measures adjusted EBITDA improvements based upon our business improvement program, was $26 million, which was close to our target goal.

(1)
Throughout this Proxy Statement, we refer to our EBITDA and adjusted EBITDA, which are non-GAAP financial measures. A presentation and reconciliation to the most directly comparable GAAP financial measures is contained on pages 46-47 of our annual report on Form 10-K for the year ended December 31, 2018 (the "2018 10-K"), as filed with the U.S. Securities and Exchange Commission (the "SEC") on February 20, 2019.

(2)
Throughout this Proxy Statement, we refer to free cash flow, which is a non-GAAP financial measure. See Appendix B for additional information regarding free cash flow and a reconciliation to cash flow.

Consideration of our 2018 Say-on-Pay Vote and Shareholder Outreach

Overall, we believe our compensation programs are effective in implementing our primary compensation objectives. At our 2018 annual meeting, 99.8% of total votes cast (excluding abstentions and broker non-votes) voted in favor of our say-on-pay proposal. In designing the executive compensation program for 2019, the Compensation Committee considered the overall support that the previous year's say-on-pay proposal received. In addition, it considered perceived shareholder expectations and input regarding alignment of executive pay to stock performance. Based in part on these considerations, for 2019 the Compensation Committee instituted grants of performance units that vest after a period of three years based on the achievement of relative TSR milestones against a predetermined set of peer companies. The performance units represent 25% of equity award value granted to each executive officer in 2019.

We maintain regular contact with our external investors regarding our business strategy and our efforts to create long-term value for our shareholders. The Board and management carefully consider the feedback from these meetings, as well as shareholder support, when reviewing our business, corporate governance and executive compensation policies.

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VENATOR MATERIALS PLC: PROXY STATEMENT

VENATOR MATERIALS PLC: PROXY STATEMENT

PART 1	INFORMATION ABOUT THE MEETING

GENERAL

The 2019 Annual General Meeting of Shareholders (the "Annual Meeting") of Venator Materials PLC ("Venator," "us," "we," or "our") will be held at the London offices of Latham & Watkins, 99 Bishopsgate, London EC2M 3XF, United Kingdom, at 3:00 p.m., British Summer Time, on June 11, 2019, and any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of 2019 Annual General Meeting of Shareholders. Our board of directors (the "Board") is not aware of any other matters to be presented at the Annual Meeting.

The Board is soliciting your proxy to vote your shares at the Annual Meeting. We will bear the cost of the solicitation, including the cost of the preparation, assembly, printing and, where applicable, mailing of the Notice of 2019 Annual General Meeting of Shareholders, this Proxy Statement, the proxy card and any additional information furnished by us to our shareholders. In addition to solicitation by mail, certain of our directors, officers and employees may, without extra compensation, solicit proxies by telephone, facsimile, electronic means and personal interview. We have retained D.F. King & Co., Inc. for proxy solicitation services and have agreed to pay them $11,000 for these services plus incremental fees for shareholder telephone calls and reimbursement for reasonable expenses. We will also make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to their principals, and we will reimburse them for postage and clerical expenses.

DELIVERY OF PROXY MATERIALS

Beginning on April 26, 2019, we mailed proxy materials to our shareholders of record and beneficial owners who owned any of our ordinary shares at the close of business on April 15, 2019. The mailing contained instructions on how to access the proxy materials and vote online. We have made these proxy materials available to you over the Internet in connection with the solicitation of proxies by our Board for the Annual Meeting.

Choosing to receive your future proxy materials by e-mail will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

1.  WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

At the Annual Meeting, shareholders will vote upon the matters outlined in the Notice of 2019 Annual General Meeting of Shareholders and in the "Proposals to be Voted on at the Annual Meeting" section of this Proxy Statement and the consideration of any other matters properly presented at the Annual Meeting in accordance with our Articles. As of the date of this Proxy Statement, the Board is not aware of any other matters to be presented at the Annual Meeting. In addition, our management will report on our performance and respond to questions from shareholders following the adjournment of the formal business at the Annual Meeting.

Any shareholder of record attending the Annual Meeting has the right to ask questions. Shareholders are kindly asked to direct questions to the Chairman and limit their questions to matters that relate directly to the business of the Annual Meeting. We must answer any questions asked by a shareholder of record attending the Annual Meeting relating to the business dealt with at the Annual Meeting unless to do so would: (i) interfere unduly with the business of the meeting, (ii) be undesirable in the interests of Venator or the good order of the meeting, (iii) involve the disclosure of confidential information; or (iv) be duplicative of information already provided on our website.

2.  WHAT IS INCLUDED IN THE PROXY MATERIALS?

The proxy materials include: (1) the Notice of 2019 Annual General Meeting of Shareholders; (2) this Proxy Statement, including our Annual Report and Accounts (with Directors' Remuneration Report); and (3) the U.S. 2018 Annual Report. If you requested a paper copy of these materials by mail, the proxy materials also include a proxy card or a voting instruction card for the Annual Meeting.

Shareholders are referred to the U.S. 2018 Annual Report for financial and other information about our activities. The U.S. 2018 Annual Report is not incorporated by reference into this Proxy Statement and is not deemed to be a part hereof.

3.  WHAT IS A PROXY?

A proxy is your legal designation of another person to vote the shares you own. That other person is called a proxy and a shareholder of record who is entitled to attend and vote at the Annual Meeting is entitled to appoint another person as its proxy to exercise all or any of its rights and to speak and vote at the Annual Meeting. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Simon Turner, our President and Chief Executive Officer, also referred to herein as our "CEO," and Russ R. Stolle, our Executive Vice President, General Counsel, Chief Compliance Officer and Secretary, will serve as proxies for the Annual Meeting pursuant to the proxy card solicited by our Board.

A shareholder of record is entitled to appoint more than one proxy in relation to the Annual Meeting (provided that each proxy is appointed to exercise the rights attached to different ordinary shares). Such proxy need not be a shareholder of record, but must attend the Annual Meeting and vote as the shareholder of record instructs for such vote to be counted.

4.  WHAT IS A PROXY STATEMENT?

A proxy statement is a document that the regulations of the SEC require us to give you when we ask that you designate Simon Turner and Russ R. Stolle as proxies to vote on your behalf. This Proxy Statement includes information about the proposals to be considered at the Annual Meeting and other required disclosures, including information about the Board and our executive officers.

5.  HOW CAN I ACCESS THE PROXY MATERIALS OVER THE INTERNET?

Your proxy card or voting instruction card (as applicable) contains instructions on how to:

•
view our proxy materials online at https://materials.proxyvote.com/G9329Z; and

•
instruct us to send future proxy materials to you electronically by e-mail.

If you choose to access future proxy materials electronically, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to access proxy materials by e-mail will remain in effect until you terminate it.

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VENATOR MATERIALS PLC: PROXY STATEMENT

6.  WHAT IS THE RECORD DATE AND WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

The record date for the Annual Meeting is April 15, 2019. Owners of record of our ordinary shares at the close of business on the record date are entitled to:

•
receive notice of the Annual Meeting; and

•
vote at the Annual Meeting and any adjournments or postponements in accordance with our Articles.

At the close of business on April 15, 2019, there were 106,558,572 ordinary shares outstanding, each of which is entitled to one vote on each item of business to be conducted at the Annual Meeting, unless otherwise restricted from voting in accordance with applicable law and/or the Articles.

Any corporate shareholder of record may, by resolution of its articles or other governing body, authorize another person to act as its representative at the Annual Meeting and such authorized person will (on production of a certified copy of such resolution at the Annual Meeting) be entitled to exercise the same powers on behalf of the corporation as that corporation could exercise if it was an individual shareholder of Venator.

In the case of joint holders, the vote of the senior holder who submits a vote will be accepted to the exclusion of the vote of the other joint holders, with seniority determined by the order in which the names of the holders appear in the register of members of our transfer agent.

A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices at Titanium House, Hanzard Drive, Wynyard Park, Wynyard, TS22 5FD, United Kingdom for 10 days prior to the Annual Meeting, during ordinary business hours, beginning on May 31, 2019. If you would like to review the shareholder list during ordinary business hours, please contact Venator Investor Relations at +1-917-399-8387 or via email at ir@venatorcorp.com to schedule an appointment.

7.  WHO MAY ATTEND THE ANNUAL MEETING?

All shareholders of record who owned ordinary shares at the close of business on the record date, April 15, 2019, or their duly appointed proxies, may attend the Annual Meeting and any adjournments or postponements thereof, as may our invited guests. "Street name shareholders," as described in Question 9 below, who owned ordinary shares at the close of business on April 15, 2019, may also attend subject to the requirements set forth in Questions 9 and 10 below. Seating is limited and admission is on a first-come, first-served basis. If you attend the Annual Meeting, you will need to bring your proxy card, a form of personal identification (such as a driver's license) and check in at the registration desk at the Annual Meeting. Please note that if you hold shares in "street name" (that is, in a brokerage account or through a bank or other nominee), you also will need to bring valid photo identification and a copy of a statement reflecting your share ownership as of April 15, 2019 or you will not be admitted.

8.  HOW MANY VOTES ARE REQUIRED TO HOLD THE ANNUAL MEETING?

The required quorum for the transaction of business at the Annual Meeting are shareholders entitled to cast at least the majority of the voting rights entitled to vote at the Annual Meeting, represented in person or by proxy. Consequently, the presence, in person or by proxy, of the holders of at least 53,279,286 ordinary shares is required to establish a quorum at the Annual Meeting. Shares that are voted with respect to a particular matter are treated as being present at the Annual Meeting for purposes of establishing a quorum. Abstentions and broker non-votes (discussed below) will be counted as present and entitled to vote for purposes of determining a quorum at the Annual Meeting.

9.  WHAT IS THE DIFFERENCE BETWEEN A SHAREHOLDER OF RECORD AND A SHAREHOLDER WHO HOLDS STOCK IN STREET NAME?

Most shareholders hold their shares through a broker, bank or other nominee (i.e., in "street name") rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those held in street name.

•
Shareholders of Record.  If your shares are registered directly in your name on the register of members with our transfer agent, you are considered, with respect to those shares, the "shareholder of record." As the shareholder of record, you have the right to grant your voting proxy directly or to vote in person at the Annual Meeting.

•
Street Name Shareholders.  If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered, with respect to those shares, the beneficial owner of shares held in "street name," and the proxy materials are being forwarded to you by your broker, bank or other nominee, which is considered, with respect to those shares, the

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  shareholder of record. You have the right to instruct your broker, bank or other nominee how to vote and you are also invited to attend the Annual Meeting.

10.  WHAT DIFFERENT METHODS CAN I USE TO VOTE?

Shareholders of Record:    Shareholders of record may (1) vote their shares in person at the Annual Meeting by completing a ballot at the Annual Meeting; or (2) submit a proxy to have their shares voted by one of the following methods:

•
By Internet.    You may submit a proxy electronically on the Internet by following the instructions provided on the proxy card. Please have your proxy card in hand when you log onto the website. Internet voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Daylight Time, on June 10, 2019.

•
By Telephone.    You may submit a proxy by telephone using the number listed on the proxy card. Please have your proxy card in hand when you call. Telephone voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Daylight Time, on June 10, 2019.

•
By Mail.    If you received a paper copy of the proxy materials by mail, you may indicate your vote by completing, signing and dating your proxy card and returning it in the enclosed reply envelope.

Street Name Shareholders:    Street name shareholders may generally vote their shares or submit a proxy to have their shares voted by one of the following methods:

•
By the Methods Listed on the Voting Instruction Form.    Please refer to the voting instruction form or other information forwarded by your bank, broker or other nominee to determine whether you may submit a proxy by telephone or on the Internet, following the instructions provided by the record holder.

•
In Person.    If you are a street name shareholder, you may vote in person at the Annual Meeting only if you obtain a legal proxy from your bank, broker or other nominee. Please consult the voting instruction form or other information sent to you by your bank, broker or other nominee to determine how to obtain a legal proxy in order to vote in person at the Annual Meeting.

SUBMITTING YOUR PROXY VIA INTERNET, TELEPHONE OR MAIL DOES NOT AFFECT YOUR ABILITY TO VOTE IN PERSON AT THE ANNUAL MEETING.

11.  WHAT IF I AM A SHAREHOLDER OF RECORD AND I DON'T SPECIFY A CHOICE FOR A MATTER WHEN RETURNING MY PROXY?

A proxy that is properly completed and submitted will be voted at the Annual Meeting in accordance with the instructions on the proxy. If you are a shareholder of record and you properly complete and submit a proxy, but do not indicate any contrary voting instructions, your shares will be voted as follows:

•
FOR the election of the six director nominees named in this Proxy Statement (in each case, to be approved by way of separate ordinary resolution);

•
FOR approval, on a non-binding advisory basis, of the compensation of our NEOs by way of ordinary resolution;

•
FOR receipt of our Annual Report and Accounts contained in Appendix A to this Proxy Statement by way of ordinary resolution;

•
FOR approval, on a non-binding advisory basis, of our directors' remuneration report for the year ended December 31, 2018, as contained in the Annual Report and Accounts by way of ordinary resolution;

•
FOR the ratification of the appointment of Deloitte LLP as our independent registered public accounting firm for the year ending December 31, 2019, by way of ordinary resolution;

•
FOR the re-appointment of Deloitte LLP as our U.K. statutory auditor under the Act to hold office from the conclusion of the Annual Meeting until the next annual general meeting at which the annual report and accounts are laid by way of ordinary resolution;

•
FOR authorizing the Board or the Audit Committee to determine the remuneration of Deloitte LLP in its capacity as our U.K. statutory auditor by way of ordinary resolution;

•
FOR authorizing Venator (and any company that is or becomes a subsidiary at any time during which the period for which this resolution is effective) to make political donations and incur political expenditure by way of ordinary resolution.

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If any other business properly comes before the shareholders for a vote at the meeting, your shares will be voted at the discretion of the holders of the proxy. As at the date of this Proxy Statement, the Board knows of no matters, other than those previously described, to be presented for consideration at the Annual Meeting.

12.  IF I AM A STREET NAME SHAREHOLDER, WILL MY SHARES BE VOTED IF I DO NOT PROVIDE INSTRUCTIONS?

In some cases, your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Specifically, brokerage firms have the authority under NYSE rules to cast votes on certain "routine" matters if they do not receive instructions from the beneficial holder. For example, ratification of the appointment of the independent registered public accounting firm is considered a routine matter for which a brokerage firm may vote shares for which it has not received voting instructions. This is called a "broker discretionary vote." When a proposal is not a routine matter and a brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a "broker non-vote." Proposals 1, 2, 3 and 8 are not considered routine matters. Therefore, if you are a street name shareholder and do not provide voting instructions to your broker with respect to these matters, it will result in a broker non-vote with respect to such proposals. Broker non-votes will have no effect on the outcome of these proposals.

13.  WHAT VOTES ARE NEEDED FOR EACH PROPOSAL TO PASS AND IS BROKER DISCRETIONARY VOTING ALLOWED?

Proposal		Vote Required	Broker Discretionary Vote Allowed

(1)	Election of Directors	Majority of votes cast in person or by proxy and entitled to vote	No
(2)	Non-Binding Advisory Vote on Named Executive Officer Compensation	Majority of votes cast in person or by proxy and entitled to vote	No
(3)	Receipt of the Annual Report and Accounts	Majority of votes cast in person or by proxy and entitled to vote	Yes
(4)	Non-Binding Advisory Vote on the Directors' Remuneration Report for the year ended December 31, 2018	Majority of votes cast in person or by proxy and entitled to vote	No
(5)	Ratification of our Independent Registered Public Accounting Firm	Majority of votes cast in person or by proxy and entitled to vote	Yes
(6)	Re-appointment of our U.K. Statutory Auditor	Majority of votes cast in person or by proxy and entitled to vote	Yes
(7)	Authorize the Board or the Audit Committee to Determine the Remuneration of our U.K. Statutory Auditor	Majority of votes cast in person or by proxy and entitled to vote	Yes
(8)	Authorize Venator and its Subsidiaries to Make Political Donations and Incur Political Expenditure	Majority of votes cast in person or by proxy and entitled to vote	No

In respect of Proposal 3 relating to the receipt of the Annual Report and Accounts and the non-binding advisory resolutions in Proposals 2 and 4 relating to, respectively, the compensation of our NEOs and the directors' remuneration report, the results of the vote are advisory and will not be legally binding on us. However, the Board values the opinions of our shareholders and will carefully consider the outcome of the advisory votes.

14.  WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE ANNUAL MEETING?

If you grant a proxy, the persons named as proxy holders will have discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. Under Rule 14a-8 and the provisions of our Articles, the deadline for notifying us of any additional proposals to be presented at the Annual Meeting has passed and, accordingly, shareholders may not present proposals at the Annual Meeting.

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15.  CAN I CHANGE MY VOTE AFTER SUBMITTING MY PROXY?

If you are a shareholder of record, you may revoke a previously submitted proxy at any time before the polls close at the Annual Meeting by:

•
voting again by telephone or through the Internet prior to 11:59 p.m. Eastern Daylight Time on June 10, 2019;

•
requesting, completing and mailing in a new paper proxy card;

•
giving written notice of revocation to our Corporate Secretary by mail to Corporate Secretary, Titanium House, Hanzard Drive, Wynyard, TS22 5FD; or

•
attending the Annual Meeting and voting in person (merely attending the Annual Meeting will not revoke a prior submitted proxy).

If you are a street name shareholder, you must follow the instructions to revoke your proxy, if any, provided by your bank, broker or other nominee.

16.  WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE SET OF PROXY MATERIALS?

It means that you have multiple accounts with our transfer agent, Computershare, and/or brokers, banks or other nominees. Please vote all of your shares. We recommend that you contact Computershare and/or your broker, bank or other nominee (as applicable) to consolidate as many accounts as possible under the same name and address. If you have multiple accounts with Computershare that you want to consolidate, please submit your request by mail to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, or by telephone at 1-866-644-4127. Computershare may also be reached through its website at www.computershare.com.

17.  WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be checked by the scrutineers and published in a Current Report on Form 8-K, which Venator is required to file with the SEC. The results of the polls taken on the resolutions at the Annual Meeting and any other information required by the Act will be made available on www.proxyvote.com as soon as reasonably practicable following the Annual Meeting and for a period of two years thereafter.

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PART 2	BOARD OF DIRECTORS

DIRECTOR NOMINEES

Presented below is information with respect to our six director nominees to be elected as directors at this year's Annual Meeting to serve until the 2020 annual general meeting of shareholders. The information presented below for each director includes the specific experience, qualifications, attributes and skills that led us to the conclusion that such director should serve on the Board.

NOMINEES TO BE ELECTED AT THE ANNUAL MEETING

PETER R. HUNTSMAN

Mr. Huntsman, age 56, was appointed as a director and Chairman of the Board in the second quarter of 2017. Mr. Huntsman currently serves as Chairman of the Board, President and Chief Executive Officer of Huntsman Corporation and has served as a director of Huntsman Corporation and its affiliated companies since 1994. Prior to his appointment in July 2000 as CEO of Huntsman Corporation, Mr. Huntsman had served as its President and Chief Operating Officer since 1994. In 1987, after working for Olympus Oil since 1983, Mr. Huntsman joined Huntsman Polypropylene Corporation as Vice President before serving as Senior Vice President and General Manager. Mr. Huntsman has also served as Senior Vice President of Huntsman Chemical Corporation and as a Senior Vice President of Huntsman Packaging Corporation, a former subsidiary of Huntsman Corporation.

Our Board has concluded Mr. Huntsman should continue to serve as a director for the following reasons, among others: (1) his current position as the Chairman and CEO of a major chemical company provide our Board and our company with invaluable operational, financial, regulatory and governance insights; and (2) his years of experience in the chemical industry and considerable role in the history and management of Huntsman Corporation (including while we were part of Huntsman Corporation) provide him with extensive background on our business, the chemical industry and related opportunities and challenges, and help provide continuity for employees and customers of Venator.

SIMON TURNER

Mr. Turner, age 55, has served as President and Chief Executive Officer and as a director since the second quarter of 2017. Mr. Turner served as Division President, Pigments & Additives, at Huntsman Corporation from November 2008 to August 2017, Senior Vice President, Pigments & Additives, from April 2008 to November 2008, Vice President of Global Sales from September 2004 to April 2008 and General Manager Co-Products and Director Supply Chain and Shared Services from July 1999 to September 2004. Prior to joining Huntsman Corporation, Mr. Turner held various positions with Imperial Chemical Industries PLC ("ICI").

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Our Board has concluded Mr. Turner should continue to serve as a director for the following reasons, among others: (1) his extensive experience in the chemical industry enables him to provide valuable business insights; and (2) his wealth of knowledge about our business and his demonstrated track record leading our company and Huntsman Corporation's Pigments & Additives segment enable him to advise our Board regarding our company's strategic plans and goals.

SIR ROBERT J. MARGETTS

Sir Robert, age 72, was appointed as a director in the second quarter of 2017. Sir Robert also serves as a director of Huntsman Corporation, a position he has held since August 2010, and on the boards of a number of privately held companies. Sir Robert served as Deputy Chairman of PJSC Uralkali from 2010 to 2018. In addition to previously serving as a director for several other companies, including Chairman of Legal and General Group PLC and Chairman of BOC Group PLC, Sir Robert also previously worked for ICI, where he also served as the Vice Chairman of its Main Board. Sir Robert serves as our Lead Independent Director and Vice Chairman and as a member of the Audit Committee, the Compensation Committee and the Nominating & Corporate Governance Committee (the "Governance Committee").

Our Board has concluded Sir Robert should continue to serve as a director for the following reasons, among others: (1) his deep knowledge of the chemical industry and years of experience, both globally and particularly in Europe, enable him to provide our Board with advice and expertise regarding the industry and its business cycles; and (2) his global business background and years of leadership, including on other boards, give him the necessary experience to effectively serve as our Vice Chairman and Lead Independent Director and contribute to the Board's corporate governance responsibilities.

DOUGLAS D. ANDERSON

Mr. Anderson, age 69, was appointed as a director of Venator in August 2017. Mr. Anderson holds a PhD from Harvard University. He currently serves as the Dean of the Jon M. Huntsman School of Business at Utah State University, a position he was appointed to in 2006, and is the Jon M. Huntsman Presidential Professor of Leadership. Previously, Mr. Anderson served as Deputy Counselor to the Secretary, U.S. Treasury, as a director of corporate development for Bendix Corporation, and as managing partner of the Center for Executive Development, an executive consulting firm. From 1978 to 1988, he was a member of the faculty of Harvard Business School. In 2016, he returned to Harvard to teach corporate governance in the MBA program. Mr. Anderson is the Chair of the Audit Committee and a member of the Governance Committee.

Our Board has concluded Mr. Anderson should continue to serve as a director for the following reasons, among others: (1) his extensive business and leadership expertise enables him to provide important insights; and (2) his academic experience as

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dean of an important business school provides a valuable perspective in areas related to corporate governance, compliance and talent management.

DANIELE FERRARI

Mr. Ferrari, age 58, was appointed as a director of Venator in August 2017. Mr. Ferrari also serves as a director of Huntsman Corporation. Mr. Ferrari serves as Chief Executive Officer of Versalis S.p.A., a chemical manufacturer, and as Chairman of Matrìca S.p.A., a joint-venture with Novamont focusing on renewable chemistry, positions he has held since March 2011. Mr. Ferrari has over 30 years of experience in the chemical industry, including as President of Huntsman Corporation's Performance Products division until January 2011 and in several business assignments at ICI in the U.K. In addition, Mr. Ferrari is President of PlasticsEurope, an association of plastics manufacturers, and is President and a board member of Cefic. Mr. Ferrari is Chair of the Compensation Committee and a member of the Audit Committee.

Our Board has concluded Mr. Ferrari should continue to serve as a director for the following reasons, among others: (1) his experience in and knowledge of the global chemical industry, particularly in Europe, enables him to provide strategic insight; and (2) his executive leadership experience as CEO of a prominent chemical manufacturer with international business operations gives him valuable insight into and contacts within the international chemical industry.

KATHY D. PATRICK

Ms. Patrick, age 58, was appointed as a director in October 2017. Ms. Patrick is currently a partner in the Houston law firm of Gibbs & Bruns LLP, where she began her legal career in 1986 after graduating from Harvard Law School. Her legal practice is focused on complex commercial litigation, with an emphasis on securities law, creditor recovery litigation, and institutional investor litigation. Ms. Patrick has recovered over $20 billion for her clients, including successful settlements for clients in a number of landmark and high profile corporate disputes. Ms. Patrick is Chair of the Governance Committee and a member of the Compensation Committee.

Our Board has concluded Ms. Patrick should continue to serve as a director for the following reasons, among others: (1) her legal expertise and extensive experience with complex commercial and securities litigation enable her to provide insight into our legal risks and strategies; and (2) her knowledge of and experience with securities law, corporate governance and related laws enables her to provide strategic insights to the Board and our company.

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DIRECTOR COMPENSATION

Our Corporate Governance Guidelines provide for compensation for our non-employee directors' services, in recognition of their time and skills. Directors who are also our officers or employees do not receive additional compensation for serving on the Board. Annual compensation for our non-employee directors comprises cash and stock-based equity compensation. Cash compensation paid to our non-employee directors comprises annual retainers and supplemental retainers for the chairs and members of Board committees (which are detailed in footnote (2) to the Director Compensation Table below). Stock-based equity compensation for 2018 consisted of awards granted under the Venator Materials Stock Incentive Plan effective August 1, 2017 (the "Stock Incentive Plan") in the form of share units.

Maintaining a market-based compensation program for our non-employee directors enables our company to attract qualified members to serve on the Board. With the assistance Meridian Compensation Partners, LLC ("Meridian"), the Compensation Committee's independent compensation consultant, the Compensation Committee will periodically review our non-employee director compensation practices and compare them to the practices of our peers as well as against the practices of public company boards generally to ensure they are aligned with market practices.

We offer non-employee directors in the U.S. the opportunity to participate in the Venator Outside Directors Elective Deferral Plan. This is an unfunded nonqualified deferred compensation plan established primarily for the purpose of providing our non-employee directors with the ability to defer the receipt of director fees. The investment choices available under this plan are identical to the investment choices available under our 401(k) plan, which are described in greater detail below under "Compensation Discussion and Analysis—Elements of Venator's Executive Compensation Program—Other Elements of Compensation." Benefits under the plan are payable in cash distributable either in a lump sum or in installments over a period of 3 years, 5 years or 10 years, with payments beginning within 60 days after the director ceases to be a member of our Board. For 2018, Ms. Patrick was the only non-employee director who elected to participate in this plan, deferring all 2018 fees.

The Compensation Committee believes that our total director compensation package is competitive with market practices, and is fair and appropriate in light of the responsibilities and obligations of our non-employee directors. Details of our non-employee director compensation program appear below.

DIRECTOR COMPENSATION TABLE

The total 2018 compensation for our non-employee directors is shown in the following table:

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Total ($)

Peter R. Huntsman	$100,000	$120,000	$220,000

Sir Robert J. Margetts	$120,000	$120,000	$240,000

Douglas D. Anderson	$115,000	$120,000	$235,000

Daniele Ferrari	$100,000	$120,000	$220,000

Kathy D. Patrick	$105,000	$120,000	$225,000

(1)
Simon Turner, our CEO, served as a director of our company in 2018 but is not included in this table since he was also our employee during 2018 and did not receive any additional compensation for service as a director. His total compensation for service as CEO is shown in the 2018 Summary Compensation Table on page 38.

(2)
For 2018, non-employee directors received the following cash retainers:

Director*	Annual Retainer	Audit Committee	Compensation Committee	Governance Committee	Chairman	Lead Independent Director

Peter R. Huntsman	$60,000	—	—	—	$40,000	—

Sir Robert J. Margetts	$60,000	$15,000	$10,000	$10,000	—	$25,000

Douglas D. Anderson	$60,000	$35,000	—	$10,000	—	—

Daniele Ferrari	$60,000	$15,000	$25,000	—	—	—

Kathy D. Patrick	$60,000	—	$10,000	$25,000	—	—

*
Non-employee directors receive annual retainers of $60,000, an additional $15,000 annual retainer for service on the Audit Committee and a $10,000 annual retainer for service on each other committee. In addition, non-employee directors receive an additional retainer for service as committee chair of $20,000 for the Audit Committee and $15,000 for each of the other committees. In addition, the chairman of

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  the board receives an annual retainer of $40,000 and the lead independent director receives an annual retainer of $25,000. All of our directors are reimbursed for reasonable out-of-pocket expenses incurred for attending meetings of the Board or its committees and for other reasonable expenses related to the performance of their duties as directors. In addition to the amounts shown in the table in this footnote (2), Mr. Anderson and Ms. Patrick were each paid $10,000 in 2018 for their participation on a special committee of the Board that met seven times during the year.

(3)
This column represents the aggregate grant date fair value of fully vested share unit awards granted in 2018, computed in accordance with Financial Accounting Standards Board, Accounting Standards Codification, Topic 718 ("FASB ASC Topic 718"). Each director received a share unit award of 5,489 shares based on the grant date fair value of $21.86 per share. The shares underlying share unit awards are vested on the date of grant, but the shares are not deliverable until a director's termination of service. Therefore, none of our directors held outstanding equity awards as of December 31, 2018. See "Note 18. Share-Based Compensation Plan" to our consolidated financial statements in the 2018 10-K for additional detail regarding assumptions underlying the value of these equity awards.

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PART 3	CORPORATE GOVERNANCE

The Board is committed to corporate governance principles and practices that facilitate the fulfillment of its fiduciary duties to shareholders and to our company. Key corporate governance principles observed by the Board and our company include:

67% of our directors are independent and all members of our Audit, Compensation and Governance Committees are independent	✓
Our lead independent director, Sir Robert J. Margetts, chairs executive sessions of our independent directors at all regular meetings	✓
Declassified board of directors	✓
No super-majority shareholder voting requirements	✓
We allow shareholders to request special meetings of shareholders	✓
We separate the offices of Chairman of the Board and Chief Executive Officer	✓
Mandatory director retirement age (subject to certain exceptions)	✓
Share ownership guidelines for directors and executive officers	✓
Policy prohibiting short sales and hedging of Venator's shares by directors and executive officers	✓
Our Audit, Compensation and Governance committees have authority to retain outside, independent advisers and consultants	✓
The Board and its committees exercise oversight of risks we face in a global market, including operational, financial, strategic, competitive, reputational, legal and regulatory risks	✓

BOARD GOVERNANCE

The Board and its committees meet throughout the year on a set schedule, and also hold special meetings and act by written consent from time to time, as appropriate. The Board met 16 times in 2018, the non-management directors met in executive session four times and the independent directors met in executive session two times. During 2018, each director attended at least 75% of the aggregate of:

•
the total number of meetings of the Board; and

•
the total number of meetings held by all Board committees on which such person served.

BOARD LEADERSHIP STRUCTURE AND EXECUTIVE SESSIONS OF THE BOARD

According to our Articles, the Chairman of the Board is appointed by all of the directors on the Board to preside at all meetings of the Board and shareholders. Mr. Huntsman is currently the Chairman of the Board. In accordance with our Corporate Governance Guidelines, the Board has no policy with respect to the separation of the offices of Chairman of the Board and Chief Executive Officer. Our Articles expressly allow our Chairman of the Board to also serve as President or Chief Executive Officer, if so elected by the Board. Currently, the Chairman of the Board does not serve as President or Chief Executive Officer. The Board believes that this issue should be considered periodically as part of the succession planning process and that it is in the best interests of our company for the Board to make a determination regarding this issue each time it appoints a new Chief Executive Officer. Based on these principles, the Board may determine that it is appropriate in the future to combine the roles of Chairman of the Board and Chief Executive Officer.

Our Articles also allow the Board to elect one or more deputy chairs to preside at Board and shareholder meetings and to perform such other duties as may be delegated by the Board, in either case in the absence of the Chairman of the Board. The Board believes that it obtains effective additional Board leadership through the role of the Vice Chairman as deputy chairman, which is currently filled by Sir Robert, who also serves as our Lead Independent Director. As Lead Independent Director, Sir Robert communicates with management on issues relevant to the independent directors. In accordance with our Corporate

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Governance Guidelines, non-management directors meet in executive session without management at each regularly scheduled Board meeting, or more frequently as needed at the call of one or more of our non-management directors. Our Corporate Governance Guidelines also require that our independent directors meet in executive session at least once annually without those non-management directors who are not independent, or more frequently as needed at the call of one or more of our independent directors. Sir Robert, who serves as Lead Independent Director and Vice Chairman, chairs these sessions.

We believe that the appropriate Board leadership structure varies depending on the circumstances facing the Board and our company at any given time. We believe that our current Board leadership structure efficiently addresses our company's present needs and allows the Board to fulfill its role in exercising effective, independent oversight of management on behalf of our shareholders. The Board further believes that we have effective structures, processes and arrangements in place to ensure that the work of the Board is completed in a manner that maintains the highest standards of corporate governance, independence and leadership, as well as continued accountability of management.

BOARD INDEPENDENCE

It is important to us that investors have confidence that an individual serving as an independent director does not have any relationship with our company that impairs his or her independence. Under NYSE corporate governance rules, the Board must have a majority of independent directors. For a director to qualify as independent, the Board must affirmatively determine that the director has no material relationship with our company, either directly or as a partner, shareholder or officer of an organization that has a relationship with our company. To assist in making independence determinations, the Board has adopted independence criteria which can be found on our website at www.venatorcorp.com. Under these criteria, a director is not independent if:

•
The director is, or has been within the last three years, an employee of our company or an employee of any of our subsidiaries, or an immediate family member is, or has been within the last three years, an executive officer of our company.

•
The director has received, or has an immediate family member who has received, during any 12-month period within the last three years, more than $120,000 in direct compensation from us (other than director and committee fees and pension or other forms of deferred compensation for prior service, which compensation is not contingent upon continued service). Compensation received by an immediate family member for service as an employee (other than as an executive officer) of ours is not considered for purposes of this standard.

•
The (1) director or an immediate family member is a current partner of a firm that is our internal or external auditor; (2) director is a current employee of such a firm; (3) director has an immediate family member who is a current employee of such a firm and who personally works on our company's audit; or (4) director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on our audit within that time.

•
The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of our present executive officers at the same time serves or served on that company's compensation committee.

•
The director is a current employee, or an immediate family member of the director is a current executive officer, of a company that has made payments to, or received payments from, us for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1.0 million or 2% of such other company's consolidated gross revenues.

•
The director is an executive officer of any charitable or non-profit organization to which we have made, within the preceding three years, contributions in any single fiscal year that exceeded the greater of $1.0 million, or 2% of such charitable or non-profit organization's consolidated gross revenues.

With the assistance of company legal counsel, the Governance Committee has reviewed the applicable legal and NYSE standards for independence, as well as our independence criteria. Each year, the Governance Committee reviews: (i) a summary of the answers to annual questionnaires completed by each of the directors (and, if applicable, any nominees for director); and (ii) to the extent applicable, a report of transactions and relationships between each director (and, if applicable, any nominee for director) or any of such director's family members, and our company, our senior management or our independent registered public accounting firm. To the extent that such relationships do not change from year to year, the Governance Committee is informed that there have been no changes in such relationships.

On the basis of its review, the Governance Committee delivered a report to the full Board and the Board made its independence determinations based on the Governance Committee's report and the supporting information. As a result of this review, the Board has determined that Sir Robert, Messrs. Anderson and Ferrari and Ms. Patrick, who currently constitute a majority of the

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Board, are independent. These independent directors currently comprise, in full, the membership of the Audit, Compensation and Governance committees of the Board, discussed below.

Mr. Huntsman is not considered to be independent because he was the chief executive officer of Huntsman Corporation during the time our Company was a business division of Huntsman Corporation prior to the Separation in August 2017. Simon Turner is not considered to be an independent director because he is employed by our company.

COMMITTEES OF THE BOARD

The Board has Audit, Compensation and Governance committees, each consisting of independent directors and structured as follows:

Director	Audit Committee	Compensation Committee	Governance Committee

Douglas D. Anderson

Daniele Ferrari

Sir Robert J. Margetts(1)

Kathy D. Patrick

Number of meetings in 2018	8	7	4

Chair	Member
(1)
Designated as "audit committee financial expert" under SEC regulations

Each of these committees has a written charter approved by the Board, which are available on our website at www.venatorcorp.com. We will also furnish copies of the charters free of charge to any person who requests them. Requests for copies should be directed to the Corporate Secretary, Titanium House, Hanzard Drive, Wynyard, TS22 5FD, United Kingdom or to CorporateSecretary@venatorcorp.com.

AUDIT COMMITTEE

Duties

•	Sole responsibility for the appointment, retention and termination of our independent registered public accounting firm
•	Responsible for the compensation and oversight of the work of our independent registered public accounting firm
•	Monitors our independent registered public accounting firm's qualifications and independence
•	Monitors the integrity of our financial statements
•	Monitors the performance of our internal audit function and independent registered public accounting firm
•	Monitors our compliance with legal and regulatory requirements applicable to financial and disclosure matters

The Board has determined that each member of the Audit Committee meets the independence requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the NYSE Governance Corporate Standards. The Board has also determined that Sir Robert qualifies as an "audit committee financial expert" as defined by the regulations of the SEC. No member of the Audit Committee serves on more than two other public company audit committees.

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COMPENSATION COMMITTEE

Duties

•	Supports the Board in fulfilling its oversight responsibilities relating to senior management and director compensation
•	Reviews, evaluates and approves our compensation programs, policies and plans, including annual short-term incentive plan "STIP" awards, equity-based compensation and compensation agreements*
•	Reviews and approves compensation for our corporate and executive officers who are employees, and reviews and recommends compensation for our directors*
•	Carries out its responsibilities under applicable securities laws and regulations relating to our proxy statement for the annual general meeting of shareholders or other applicable report or filing
•	Performs such other functions as the Board may assign from time to time

*
Please see "Compensation Discussion and Analysis—How We Determine Executive Compensation" for additional information on the Compensation Committee's processes and procedures for the consideration and determination of executive officer and director compensation.

The Board has determined that each member of the Compensation Committee meets the independence requirements of the Exchange Act and the NYSE Corporate Governance Standards. The Compensation Committee's charter permits the Compensation Committee to form, and delegate some or all of its authority to, subcommittees when it deems appropriate. In particular, the Compensation Committee may delegate the approval of both cash and equity award grants and other responsibilities regarding the administration of compensatory programs to a subcommittee consisting solely of members of the Compensation Committee who are non-employee directors or outside directors or, in some limited circumstances, to management.

The Compensation Committee typically meets at least four times each year to address various compensation issues and processes. Our CEO does not have the ability to call Compensation Committee meetings, but generally attends Compensation Committee meetings at the Compensation Committee's request to answer questions and provide input regarding the performance of our executive officers. However, the CEO is not present while decisions regarding his compensation are made. In addition, each Compensation Committee meeting includes an executive session without members of management present. The Compensation Committee advises the full Board of any material changes regarding executive compensation matters.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Duties

•	Ensures that our corporate governance system performs well
•	Reviews and assesses the adequacy of our Corporate Governance Guidelines annually
•	Monitors director independence
•	Manages the Board's annual director evaluation process
•	Assesses the appropriate balance of skills, characteristics and perspectives required for an effective Board
•	Identifies, screens and recommends qualified director candidates
•	Periodically assesses the adequacy of the Board's size
•	Monitors our compliance with legal and regulatory requirements
•	Oversees succession planning for our CEO
•	Oversees our corporate and environmental, health and safety ("EHS") compliance programs

The Governance Committee's members are independent under the Board's Corporate Governance Guidelines and the NYSE Corporate Governance Standards.

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BOARD ROLE IN RISK OVERSIGHT

It is management's responsibility to assess and manage the various risks our company faces. It is the Board's responsibility to oversee management in this effort. The Audit Committee is responsible for administering the Board's oversight function, and seeks to understand our company's risk philosophy by having discussions with management to establish a mutual understanding of our company's overall appetite for risk. In exercising its oversight, the Audit Committee strives to effectively oversee our company's enterprise-wide and financial risk management in a way that balances managing risks while enhancing the long-term value of our company for the benefit of our shareholders. The Board understands that its focus on effective risk oversight is critical to setting our company's tone and culture towards effective risk management.

The Audit Committee maintains an active dialogue with management about existing risk management processes and how management identifies, assesses and manages our company's most significant risk exposures. The Audit Committee receives regular presentations from management of our businesses and functions about significant risks the business or function faces to assist the Audit Committee in evaluating our company's risk assessment and risk management policies and practices. These briefings address strategic, operational, financial reporting, cyber security, compliance, governance and other risks, as appropriate.

We believe that the oversight function of the Board and these committees combined with its active dialogue with management about effective risk management provide our company with the appropriate framework to help ensure effective risk oversight.

DIRECTOR ATTENDANCE AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS

We believe that there are benefits to having members of the Board attend our annual general meetings of shareholders. From time to time, however, a member of the Board might have a compelling and legitimate reason for not attending an annual general meeting. As a result, the Board has decided that director attendance at our annual general meetings of shareholders should be strongly encouraged, but not required. All of our directors attended the 2018 Annual Meeting.

DIRECTOR QUALIFICATION STANDARDS AND DIVERSITY

The Governance Committee's minimum qualifications and specific qualities and skills required for directors are set forth in Section 1 of our Corporate Governance Guidelines, which are available on our website at www.venatorcorp.com. These Guidelines require that a majority of directors on the Board meet the criteria for independence required by the NYSE, and that each director functions consistent with the highest level of professional ethics and integrity. Each of our directors is expected to devote sufficient time and effort to learn the business of our company and the Board, to use his or her own unique skills and experiences to provide independent oversight to our business, to participate in a constructive and collegial manner, to exhibit a high level of commitment to our company and to exhibit independent thought and judgment. Although we do not have a separate diversity policy relating to the identification and evaluation of nominees for director, our Corporate Governance Guidelines require that the Governance Committee consider each candidate's background, ability, judgment, skills and experience in the context of the needs of the Board when evaluating director nominees. The Governance Committee believes it is important for Board members to possess skills and knowledge in the areas of leadership of large, complex organizations, finance, strategic planning, legal, government relations and relevant industries, especially the chemical industry. These considerations help the Board as a whole to have the appropriate mix of characteristics, skills and experiences for optimal functioning in its oversight of our company. As part of its periodic self-assessment process, the Governance Committee annually reviews and evaluates its performance, including the overall composition of the Board and the criteria that it uses for selecting nominees.

DIRECTOR NOMINATION PROCESS

The purpose and responsibilities of the Governance Committee, described in the committee's charter (available on our website at www.venatorcorp.com), include recommending to the Board nominees for election as directors. The Governance Committee's members are independent under the Board's Corporate Governance Guidelines and the NYSE standard. The Governance Committee identifies director candidates through a variety of means, including recommendations from other Board members and management. From time to time, the Governance Committee may use third-party search consultants to identify director

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candidates. The Governance Committee also welcomes shareholder recommendations for candidates for the Board. All shareholder recommendations must comply with the notice requirements contained in Article 46 of our Articles, which require, among other things, detailed information concerning the shareholder making the proposal (and the beneficial owner on whose behalf the proposal is made, if any), the name and address of the shareholder and specific information concerning such shareholder's interests in our company's securities, including derivative instruments. In addition, the notice must include the recommended candidate's name, biographical data, qualifications, details regarding any material monetary agreements between the shareholder and the proposed nominee, and a written questionnaire completed by the proposed nominee.

Our Articles are available on our website at www.venatorcorp.com in the "Investor Relations" section. We will also furnish copies of our Articles free of charge to any person who requests them. Requests for copies should be directed to the Corporate Secretary, Titanium House, Hanzard Drive, Wynyard, TS22 5FD, United Kingdom or to CorporateSecretary@venatorcorp.com. For additional information about shareholder nominations, including nominations for the 2020 annual general meeting of shareholders, see "Shareholder Proposals and Director Nominations for the 2020 Annual General Meeting."

From time to time, the Governance Committee may request additional information from the nominee or the shareholder. The Governance Committee uses the same process to screen all potential candidates, regardless of the source of the recommendation. The Governance Committee determines whether the candidate meets our minimum qualifications and specific qualities and skills for directors and whether requesting additional information or an interview is appropriate. Except as described under "Shareholder Proposals and Director Nominations for the 2020 Annual General Meeting," the procedures set forth in Article 46 of our Articles are the exclusive means for a shareholder to make director nominations or submit other proposals before an annual or special meeting of the shareholders.

SHAREHOLDER COMMUNICATIONS POLICY

Shareholders and other interested parties may communicate directly and confidentially with the Board, the non-management directors, the independent directors or the Lead Independent Director by sending a letter addressed to the intended recipients, c/o Corporate Secretary, Venator Materials PLC, Titanium House, Hanzard Drive, Wynyard, TS22 5FD, United Kingdom or by sending an e-mail specifying the intended recipients to CorporateSecretary@venatorcorp.com. The Corporate Secretary will review such communications and, if appropriate, forward them only to the intended recipients. Communications that do not relate to the responsibilities of the intended recipients as directors of Venator (such as communications that are commercial or frivolous in nature) will not be forwarded. In addition, communications that appear to be unduly hostile, intimidating, threatening, illegal or similarly inappropriate will not be forwarded. A copy of our Shareholder Communications Policy is available on our website at www.venatorcorp.com.

CORPORATE GOVERNANCE GUIDELINES

The Board has adopted Corporate Governance Guidelines, and the Governance Committee is responsible for implementing the guidelines and making recommendations to the Board concerning corporate governance matters. The guidelines are available on our website at www.venatorcorp.com. We will also furnish copies of the guidelines free of charge to any person who requests them. Requests for copies should be directed to the Corporate Secretary, Titanium House, Hanzard Drive, Wynyard, TS22 5FD, United Kingdom or to CorporateSecretary@venatorcorp.com.

Among other matters, the guidelines provide for the following:

•
membership on the Board is made up of a majority of independent directors who, at a minimum, meet the criteria for independence required by the NYSE;

•
each regularly scheduled Board meeting includes an executive session of the non-management directors;

•
the independent directors will meet in executive session at least once annually;

•
the Board and its committees each conduct an annual self-evaluation;

•
non-management directors are not permitted to serve as a director for more than three other public companies;

•
our Chief Executive Officer is not permitted to serve as a director for more than two other public companies;

•
directors are expected to attend all meetings of the Board and of the committees of which they are members;

•
directors not also serving as executive officers are required to offer their resignation effective at the next annual general meeting of shareholders upon reaching their 75th birthday (subject to certain exceptions);

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•
directors are required to offer their resignation upon a change in their principal occupation;

•
directors should function consistent with the highest level of professional ethics and integrity; and

•
to effectively discharge their oversight duties, directors have full and free access to our officers and employees.

FINANCIAL CODE OF ETHICS AND BUSINESS CONDUCT GUIDELINES

The Board has adopted a Financial Code of Ethics applicable to our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer or Controller. Among other matters, this code is designed to promote:

•
honest and ethical conduct;

•
avoidance of conflicts of interest;

•
full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in our other public communications;

•
compliance with applicable governmental laws and regulations and stock exchange rules;

•
prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

•
accountability for adherence to the code.

In addition, the Board has adopted Business Conduct Guidelines. The Board requires all directors, officers and employees to adhere to these guidelines in addressing the legal and ethical issues encountered in conducting their work. The Financial Code of Ethics and Business Conduct Guidelines are available on our website at www.venatorcorp.com. We will also furnish copies of the Financial Code of Ethics and Business Conduct Guidelines free of charge to any person who requests them. Requests for copies should be directed to the Corporate Secretary, Titanium House, Hanzard Drive, Wynyard, TS22 5FD, United Kingdom or to CorporateSecretary@venatorcorp.com. We intend to disclose any amendments to, or waivers from, our codes of ethics that apply to our principal executive officer, principle financial officer and/or controller on our website.

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PART 4	COMPENSATION DISCUSSION AND ANALYSIS

WE ASK THAT YOU VOTE TO APPROVE OUR SAY-ON-PAY PROPOSAL

At our Annual Meeting, our shareholders will have an opportunity to cast an advisory say-on-pay vote on the compensation paid to our NEOs. We ask that our shareholders vote to approve executive officer compensation. Please see "Proposal 2—Advisory Vote to Approve Named Executive Officer Compensation."

INTRODUCTION

This Compensation Discussion and Analysis, or CD&A, provides information regarding how we paid our executives in 2018. This CD&A presents information for the following named executive officers, or "NEOs":

Name	Title

Simon Turner	President and Chief Executive Officer, also referred to as our "CEO"

Kurt D. Ogden	Executive Vice President and Chief Financial Officer

Russ R. Stolle	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary

Mahomed Maiter	Executive Vice President, Business Operations

Antje Gerber(1)	Vice President, Specialty Pigments

Jan Buberl(2)	Vice President, Color Pigments and Timber Treatment

(1)
Ms. Gerber left our company on March 31, 2019.

(2)
Mr. Buberl left our company on December 30, 2018 and is included herein pursuant to Item 402(a)(3)(iv) of Regulation S-K.

COMPENSATION SUMMARY

Performance Highlights in 2018

2018 concluded our first full year as a public company following the Separation. The strength of the TiO2 market in the first half of the year was in contrast to the significant and sudden headwinds faced in the second half. Notwithstanding those mid-year changes in the TiO2 market, we delivered $436 million of adjusted EBITDA, growth of more than 10% compared to 2017. In 2018, we completed actions to reduce our fixed costs, implemented a new comprehensive cost reduction and operational improvement program and delivered on our personal safety performance targets. We are focused on further refining our operations to advance our overall competitiveness and improve our cash flow generation to deliver increased shareholder value.

One of the primary objectives of our executive compensation program is to align our executive officers' pay with our financial performance and the performance of our ordinary shares.

Our 2018 annual short-term incentive plan "STIP" award metrics comprised adjusted EBITDA, free cash flow, business improvement, zero harm targets and incentives in connection with the rebuild of our Pori, Finland manufacturing facility, which together accounted for approximately 23% of the total compensation payable to our NEOs.

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Specific achievements in 2018 include the following:

•	Corporate adjusted EBITDA,(1) which is a key financial metric for our company and our shareholders, was $436 million, which was close to our target goal.
•	Corporate free cash flow,(2) which has a significant impact on our liquidity, net debt and strategic planning, was ($38) million, which was not achieved at our threshold goal.
•	Business improvements, which measures adjusted EBITDA improvements based upon our business improvement program, was $26 million, which was close to our target goal.

(1)
Throughout this Proxy Statement, we refer to our EBITDA and adjusted EBITDA, which are non-GAAP financial measures. A presentation and reconciliation to the most directly comparable GAAP financial measures is contained on pages 46-47 of the 2018 10-K.

(2)
Throughout this Proxy Statement, we refer to free cash flow, which is a non-GAAP financial measure. See Appendix B for additional information regarding free cash flow and a reconciliation to cash flow.

Consideration of our 2018 Say-on-Pay Vote and Shareholder Outreach

Overall, we believe our compensation programs are effective in implementing our primary compensation objectives. At our 2018 annual meeting, 99.8% of total votes cast (excluding abstentions and broker non-votes) voted in favor of our say-on-pay proposal. In designing the executive compensation program for 2019, the Compensation Committee considered the overall support that the previous year's say-on-pay proposal received. In addition, it considered perceived shareholder expectations and input regarding alignment of executive pay to stock performance. Based in part on these considerations, for 2019 the Compensation Committee instituted grants of performance units that vest after a period of three years based on the achievement of relative TSR milestones against a predetermined set of peer companies. The performance units represent 25% of equity award value granted to each executive officer in 2019.

We maintain regular contact with our external investors regarding our business strategy and our efforts to create long-term value for our shareholders. The Board and management carefully consider the feedback from these meetings, as well as shareholder support, when reviewing our business, corporate governance and executive compensation policies.

OBJECTIVES OF VENATOR'S EXECUTIVE COMPENSATION PROGRAM

The primary objective of our executive compensation program is shareholder value creation. In support of this objective, our executive compensation program is designed to: (i) align pay with performance; (ii) attract, motivate and retain executives critical to our long-term success by providing a competitive compensation structure; (iii) align our executives' interests with those of our

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shareholders; (iv) encourage long-term focus; and (v) discourage excessive risk-taking. The chart below indicates the key features of our executive compensation program and how they align with our objectives.

Compensation Feature	Aligns Pay With Performance	Supports a Competitive Compensation Structure	Aligns Executives and Shareholders' Interests	Encourages Long-Term Focus	Balances Short-Term and Long-Term Risk-Taking

Salary		✓
Annual STIP Award	✓	✓	✓		✓
Restricted Stock Units	✓	✓	✓	✓	✓
Stock Options	✓	✓	✓	✓	✓
Performance Units(1)	✓		✓	✓	✓
Perquisites		✓
Health Benefits, Retirement Plans, Employment Agreements and Severance Arrangements		✓
Compensation-related policies:
• Clawback Policy			✓		✓
• Share Ownership Guidelines			✓	✓	✓
• Insider Trading/Anti-Hedging Policy			✓		✓

(1)
For 2019, the Compensation Committee introduced performance units as an element of executive compensation.

ELEMENTS OF VENATOR'S EXECUTIVE COMPENSATION PROGRAM

Additional information about our executive compensation program is provided below, along with a discussion of how various compensation elements align with our compensation objectives.

TOTAL DIRECT COMPENSATION

We provide our executive officers with a mix of pay that reflects our belief that executive officers should have elements of their compensation tied to both short- and long-term performance. The Compensation Committee strives to align the relative proportion of each element of total direct compensation (i.e., base salary, target short-term incentive and target long-term value) with the competitive market and our objectives, as well as to preserve the flexibility to respond to the continually changing global environment in which we operate. While the Compensation Committee reviews the competitiveness of each NEO's total direct compensation, it does not target specific percentiles among peer companies when setting compensation levels. Rather, the Committee considers peer group data among several factors in setting pay levels. Other factors include each executive's individual performance, level of responsibility, knowledge, time in the position, experience and internal equity among executives with similar experience and job responsibilities.

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Generally, as employees move to higher levels of responsibility with greater ability to influence our financial results, the percentage of performance-based pay will increase. Total direct compensation received by our NEOs comprises the following elements:

Compensation Element		Description and Purpose of the Element

	Base Salary	Fixed portion of total direct compensation. Generally reflects the officer's responsibilities, tenure, job performance, special circumstances (such as overseas assignments) and the market for the executive's services.

Annual Cash Compensation	Short-Term Incentive Plan Award	Variable portion of total direct compensation. Supports achievement by executives of business critical short-term performance goals, with cash payouts based on performance against pre-established annual goals. These goals may include a subjective evaluation of individual performance including success in areas significant to us as a whole or to a particular business unit or function.

	Restricted Stock Units	Variable portion of total direct compensation. Supports a long-term focus by executives, as the value is tied to the price of our ordinary shares over time. Also provides a strong retention incentive by vesting over a three-year period.

Long-Term Equity-Based Compensation	Stock Options
Variable portion of total direct compensation. Supports a long-term focus by executives to maximize stock price, as value is tied to price appreciation. The ten-year exercise period discourages profit-taking by executives in the short term. Also provides a strong retention incentive by vesting over a three-year period.

Performance Units	Variable portion of total direct compensation. Beginning in 2019, granted to focus executives on creating stockholder value by increasing TSR performance relative to peers over a three-year period.

Represents 25% of 2019 equity-based compensation for our executive officers.

A detailed discussion of 2018 total target direct compensation awarded to our NEOs and graphical illustrations of the proportionate amount of performance-based compensation, is set forth below in "—2018 Executive Compensation Decisions."

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OTHER ELEMENTS OF COMPENSATION

In addition to the elements of total target direct compensation described above, our executive compensation program includes other elements of compensation that are designed primarily to attract, motivate and retain executives critical to our long-term success and to provide a competitive compensation structure overall.

Element	Description and Purpose of the Element

Health and Welfare Benefits	We provide our NEOs with health and welfare benefits that are intended to be part of a competitive total compensation package with benefits comparable to those provided to employees and executives at other companies in the chemical industry and the general market. Our NEOs participate in our health and welfare programs on the same basis as our other employees.
Retirement and Savings Plans	We provide our NEOs with retirement and savings plan benefits that are intended to be part of a competitive total compensation package with benefits comparable to those provided to employees and executives at other companies in the chemical industry and the general market. Employees in foreign jurisdictions participate in the retirement and savings plans mandated by applicable law. We also provide executive officers in the U.S. the opportunity to participate in defined contribution savings plans, such as our salary deferral plan (the "401(k) Plan"), and a supplemental deferred compensation plan.
For an explanation of the major features of our retirement and savings plans and the other amounts payable to our NEOs, see "Executive Compensation—Pension Benefits in 2018" and "—Nonqualified Deferred Compensation in 2018."
Perquisites	We provide additional compensation to our NEOs in the form of perquisites for the convenience of executives in meeting the demands of their positions comparable to those provided to executives at other companies in the chemical industry and the general market.
For a description of these perquisites and the amounts paid to our NEOs in 2018, see "Executive Compensation—2018 Summary Compensation Table" and "—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table."
Employment Agreements	In 2018, we entered into employment agreements with certain of our NEOs that are intended to provide protections comparable to those provided to employees and executives at other companies in the chemical industry and the general market.
Terms of the employment agreements with the named executive officers are reflected below under "—2018 Executive Compensation Decisions—Employment Agreements" and "Executive Compensation—Potential Payments and Rights on Termination or Change in Control—Employment Agreements."
Severance Arrangements	We provide market competitive payments and benefits to our executive officers upon certain severance events through the Amended and Restated Executive Severance Plan (the "Executive Severance Plan") and the employment agreements. These arrangements are designed to provide protection to our executive officers who are primarily tasked with the management of our overall operations and business strategy.
Terms of the Executive Severance Plan are reflected below under "Executive Compensation—Potential Payments and Rights on Termination or Change in Control—Employment Agreements."

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2018 EXECUTIVE COMPENSATION DECISIONS

TOTAL TARGET DIRECT COMPENSATION

The charts below illustrate the amount of 2018 total target direct compensation(1) allocated to each component of compensation for our CEO and the other NEOs. The amounts actually realized by these executive officers with respect to the annual cash performance awards and long-term equity incentive awards granted in 2018 depend, as applicable, on the level of attainment of the relevant performance goals and the value of our common stock when the awards vest or are exercised.

(1)
"Total target direct compensation" consists of (i) annual base salary, (ii) the target annual STIP award opportunity for 2018, and (iii) the aggregate grant date fair value of long-term equity incentive awards granted in 2018. The amounts actually realized by our NEOs with respect to the annual STIP awards and long-term equity incentive awards granted in 2018 depend, as applicable, on the level of attainment of the relevant performance goals and the value of our common stock when the awards vest or are exercised.

The Compensation Committee's decisions regarding the mix of pay reflects our compensation philosophy, market reference data provided by Meridian and each officer's role in achieving our strategic objectives. Note that the charts above are intended to reflect the main compensation items provided to our NEOs during 2018, and do not include secondary compensation items such as health and welfare benefits.

2018 BASE SALARY

Base salaries for our NEOs are intended to reflect the scope of their responsibilities, performance, skills and experience as well as competitive market practices. Given the short time period that had elapsed since Mr. Turner's compensation had been set in connection with the Separation, the Compensation Committee determined that the base salary of Mr. Turner remained competitively positioned relative to market levels and, as a result, elected not to increase his salary in 2018. Messrs. Ogden, Stolle, Maiter and Buberl and Ms. Gerber received increases based on the Compensation Committee's review of competitive positions versus our Peer Group. Base salaries for 2018 were set effective as of April 1, 2018 as follows:

Officer	2017 Base Salary (in U.S. Dollars)	2018 Base Salary (in U.S. Dollars)	%Increase (based on local currency)

Simon Turner(1)	$850,000	$937,906	n/a

Kurt D. Ogden	$500,000	$530,000	6.0%

Russ R. Stolle	$430,000	$455,000	5.8%

Mahomed Maiter(2)	$400,601	$460,000	4.1%

Antje Gerber(3)	$333,135	$365,000	9.6%

Jan Buberl	$375,134	$390,000	4.0%

(1)
Mr. Turner's base salary was set on July 1, 2017 at GBP is £657,764 and remained unchanged for 2018. The value for Mr. Turner in 2018 was converted using an exchange rate of 1 GBP to 1.4259 USD, being the exchange rate as of February 2, 2018 (which is the internal date used to estimate pro forma elements of compensation).

(2)
Mr. Maiter's base salary in GBP is £322,603, which was increased from GBP £310,000 in 2017. The value for Mr. Maiter in 2018 was converted using an exchange rate of 1 GBP to 1.4259 USD, being the exchange rate as of February 2, 2018 (which is the internal date used to estimate pro forma elements of compensation).

(3)
Ms. Gerber's base salary in euros is €293,361, which was increased from €267,750 in 2017. The values for Ms. Gerber were converted using an exchange rate of 1 euro to 1.2442 USD, being the exchange rate as of February 2, 2018 (which is the internal date used to estimate pro forma elements of compensation).

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2018 ANNUAL SHORT-TERM INCENTIVE PLAN (STIP)

Our annual STIP awards are designed to reward our executive officers for achievement of annual performance goals set by the Compensation Committee. The Compensation Committee establishes annual STIP targets for the NEOs expressed as a percentage of their base salaries. The following table summarizes the STIP targets and maximum annual STIP award levels for each of our NEOs for 2018.

Officer	Target % of Base Salary	Maximum % of Base Salary

Simon Turner	100%	200%

Kurt D. Ogden	70%	140%

Russ R. Stolle	70%	140%

Mahomed Maiter	70%	140%

Antje Gerber	50%	75%

Jan Buberl	50%	75%

The target and maximum STIP award guideline amounts for the NEOs were set to generally align with competitive levels relative to comparable executive positions to those in our Peer Group and other chemical and general industrial companies. Potential payouts of individual annual STIP awards depend upon both company performance and individual contributions to our success, with the target and maximum award amounts serving as guidelines for ultimate payouts.

2018 Performance Measures and Goals.    The Compensation Committee selects financial and strategic performance measures that must be achieved for payment of individual STIP awards. The Compensation Committee chooses performance measures that are important to our operations and contribute to the creation of shareholder value. The following table provides detail regarding the selected performance measures for the 2018 annual STIP awards and the corresponding weightings for each:

Performance Measure	Weighting	What It Is	Why We Use It

Corporate adjusted EBITDA(1)	25%	An indicator of general economic performance that is not affected by debt restructurings, fluctuations in interest rates or effective tax rates, or levels of depreciation and amortization.	Primary metric by which our shareholders measure our financial performance, thus aligning the interests of management with the interests of our shareholders.
Corporate free cash flow(2)	15%	Cash from operating and investing activities, as defined on our US GAAP cash flow statements, before cash used or received from acquisition and disposition activities and separation costs.	Important measure of the financial performance of our company and has a significant impact on our strategic planning, liquidity and the ability to reduce our leverage through cash repayments on outstanding debt.
Business Improvement Program	10%	Programs undertaken by our company to improve operational efficiency, optimize product mix and reduce fix costs.	Operational efficiency is important to providing improvements to our financial performance.
Pori Facility Rebuild	30%	The Compensation Committee retained discretion to reward NEOs based on milestones achieved in connection with the rebuild of our Pori, Finland manufacturing facility.	To ensure that the NEOs were aligned with our company in achieving important strategic objectives.
EHS compliance	20%	A measure of compliance with injury reduction and process safety objectives.	Discourages risk-taking for short-term profits to the detriment of the well-being of our employees and the communities in which we operate as well as the long-term interests of our shareholders.

(1)
Corporate adjusted EBITDA is calculated by eliminating the following from EBITDA: (a) business acquisition and integration expenses; (b) separation expense, net; (c) U.S. income tax reform; (d) net income of discontinued operations, net of tax; (e) loss (gain) on disposition of businesses/assets; (f) certain

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  legal settlements and related expenses; (g) amortization of pension and postretirement actuarial losses; (h) net plant incident (credits) costs; and (i) restructuring, impairment and plant closing and transition costs.

(2)
Free cash flow is calculated as cash flows provided by (used in) operating activities from continuing operations and used in investing activities.

The Compensation Committee established threshold, target and maximum performance goals for each of the financial performance measures as follows:

	2018(in millions)

Performance Measure	Threshold Goal	Target Goal	Maximum Goal

Corporate adjusted EBITDA	$356	$475	$534

Corporate free cash flow	$95	$127	$143

Business improvements	$23	$30	$36

The Compensation Committee also established threshold, target and maximum goals for each of the EHS performance measures as follows:

		2018

Performance Measure	How Measured	Threshold Goal	Target Goal	Maximum Goal

Total Recordable Injury Rate	Company-wide achievement of injury reduction objectives	0.70	0.60	0.48

Company-wide achievement of injury reduction objectives	Company-wide achievement of process safety objectives	0.90	0.70	0.55

Performance goals are set at aggressive levels requiring significant effort to achieve. Achievement levels between threshold and target result in award payouts from 0% to 100% of target. Achievement levels between target and maximum result in award payouts from 100% to 200% of target for all NEOs, other than Ms. Gerber and Mr. Buberl, who may receive 100% to 150% of target.

The Compensation Committee believes that a minimum adjusted EBITDA threshold should be met to receive any payment with respect to the annual STIP awards, which both aligns executives' interests with those of shareholders and prevents excessive annual STIP award payments in times when our financial performance fails to meet our expectations. Therefore, if we achieve corporate adjusted EBITDA of less than 85% of the target goal, the payout for all other components may be capped at target. If corporate adjusted EBITDA is less than the threshold goal, then payment of any other component of the award would be at the discretion of our CEO and the Compensation Committee.

2018 Performance.    The 2018 targets were designed to require significant effort to achieve, yet to be realistic enough to incentivize our executive officers' performance. For 2018, actual performance and performance as a percentage of targets were as follows:

Performance Criteria	2018 Target Goal (dollars in millions)	2018 Result (dollars in millions)	Earned Payout as a % of Target

Corporate adjusted EBITDA	$475	$436	16.8%

Corporate free cash flow	$127	$(38)	0.0%

Business Improvement Program	$30	$26	4.3%

Pori Facility Rebuild(1)	n/a	n/a	0.0%

Total Recordable Injury Rate	0.60	0.60	10.0%

Company-wide achievement of injury reduction objectives	0.71	0.71	9.5%

TOTAL			40.6%

(1)
Due to the decision to close and not rebuild the Pori, Finland manufacturing facility, the Compensation Committee determined not to award any payout for this performance criteria.

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2018 Annual STIP Award Payouts.    The earned payout as a percentage of target reflects the sum of the results of our performance relative to the targets set for each performance measure, as described above. The CEO presents the Compensation Committee with recommendations for the annual cash incentive awards for each of the other executive officers, including the other NEOs. The Compensation Committee reviews the CEO's recommendations, as well as the CEO's performance, and makes such adjustments as it deems appropriate in its determination of the award payouts. For 2018, the Compensation Committee made no discretionary adjustments to award payouts.

Based on the results discussed above, the Compensation Committee awarded 2018 STIP awards in accordance with the following formula:

Officer	NEO Base Salary		Target % of Base Salary		Earned Payout as a % of Target		STIP Award Earned

Simon Turner(1)	$937,906	x	100%	x	40.6%	=	$380,789

Kurt D. Ogden	$530,000	x	70%	x	40.6%	=	$150,626

Russ R. Stolle	$455,000	x	70%	x	40.6%	=	$129,311

Mahomed Maiter(1)	$460,000	x	70%	x	40.6%	=	$130,732

Antje Gerber(2)	$365,000	x	50%	x	40.6%	=	$74,095

Jan Buberl	$390,000	x	50%	x	40.6%	=	$79,170

(1)
Mr. Turner's STIP award was £267,052 and Mr. Maiter's STIP award was £91,684. The values for Messrs. Turner and Maiter in 2018 have been converted using an exchange rate of 1 GBP to 1.4259 USD, being the exchange rate as of February 2, 2018 (which is the internal date used to estimate pro forma elements of compensation).

(2)
Ms. Gerber's STIP award was €59,552. The value for Ms. Gerber was converted using an exchange rate of 1 euro to 1.2442 USD, being the exchange rate as of February 2, 2018 (which is the internal date used to estimate pro forma elements of compensation).

LONG-TERM EQUITY COMPENSATION

For 2018, the Compensation Committee approved for each NEO a target long-term equity compensation value intended to position each executive officer within competitive levels. Each NEO's target award value was allocated 50% to stock options and 50% to restricted stock units, and the amount allocated was converted to a number of shares based on the grant date fair value as follows:

Officer	Target Award Amounts	Stock Options	Restricted Stock Units	Total Shares

Simon Turner	$2,000,000	109,409	45,746	155,155

Kurt D. Ogden	$800,000	43,764	18,298	62,062

Russ R. Stolle	$700,000	38,293	16,011	54,304

Mahomed Maiter	$500,000	27,352	11,436	38,788

Antje Gerber	$275,000	15,044	6,290	21,334

Jan Buberl	$225,000	12,309	5,146	17,455

The restricted stock units and stock option awards granted in 2018 are subject to a three-year ratable annual vesting schedule that requires service for a continuous three-year period to become fully vested, except as otherwise provided in the LTIP and the employment agreements described below.

Additional details regarding these 2018 grants are provided under "Executive Compensation—Grants of Plan-Based Awards in 2018" below. None of the awards granted in 2018 provide for automatic accelerated vesting upon termination of employment or the occurrence of a change of control. See "Executive Compensation—Potential Payments upon Termination or Change in Control" below for more information.

For 2019, in addition to awards of stock options and restricted stock units, the Compensation Committee approved awards of performance units that vest upon the achievement of relative TSR milestones. For 2019, each NEO's target award value was allocated 25% to stock options, 50% to restricted stock units and 25% to performance units.

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EMPLOYMENT AGREEMENTS

In December 2018, we entered into employment agreements with Messrs. Turner, Ogden, Stolle and Maiter (the "Agreements"). The Compensation Committee approved the Agreements, which supersede any prior agreements other than as specifically incorporated therein. The Agreements reflect a continuation of the base salary then in effect and annual reviews for increase thereof, continued participation in the STIP, annual LTIP having a grant value of at least the value of such employee's 2018 LTIP grant, and continued severance benefits under the Executive Severance Plan. The Agreements also provide that the officers will be entitled to participate in the various benefits plans available to other employees. Executive officer compensation shall continue to be subject to annual review by the Compensation Committee. In addition, the Agreements contain confidentiality, non-solicitation and non-compete provisions.

As additional terms, the Agreements provide that in the event that we terminate the LTIP, the employee is entitled to receive, during each year of employment with our company and in lieu of stock awards under the LTIP, an annual grant of performance units or similar long term incentive compensation having a grant value of at least the value of such employee's 2018 LTIP grant, and vesting over three years. In addition, the Agreements provide that under the Severance Plan, upon a "Termination for Good Reason" following a Change of Control (as defined in the LTIP), Replacement Awards (as defined in the LTIP), which may be issued to replace existing equity awards in connection with a Change of Control, shall become fully vested. In addition, each Agreement provides that a breach of such Agreement by our company or our affiliates shall be deemed to be a sufficient cause for a "Termination for Good Reason" under the Severance Plan. Terms of the Agreements are reflected below under "Executive Compensation—Potential Payments and Rights on Termination or Change in Control—Employment Agreements."

HOW WE DETERMINE EXECUTIVE COMPENSATION

Under the direction of the Compensation Committee and in coordination with the Compensation Committee's compensation consultant, our CEO and our Executive Vice President and General Counsel coordinate the annual review of the executive compensation program. This review includes an evaluation of our performance, corporate goals and objectives relevant to compensation, and compensation payable under various circumstances, including upon retirement or a change of control. In making its decisions regarding each executive officer's compensation, our Compensation Committee considers the nature and scope of all elements of the executive's total compensation package, the executive's responsibilities and his or her effectiveness in supporting our key strategic, operational and financial goals. This review includes an evaluation of each executive officer's historical pay and career development, individual and corporate performance, competitive practices and trends, and other compensation issues.

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ROLES OF THE COMPENSATION COMMITTEE, EXECUTIVE MANAGEMENT AND THE COMPENSATION CONSULTANT

The Compensation Committee, executive management and Meridian each play a key role in the Compensation Committee's annual review, evaluation and approval of our executive compensation programs, as detailed below.

Compensation Committee	• Articulates our compensation philosophy, establishes our executive compensation program and implements policies and plans covering our executive officers.
• Reviews, evaluates and approves the compensation structure and level for all of our executive officers.
• Reviews and approves each element of compensation annually for our CEO.

•

Evaluates each executive officer's performance, including through reports from other members of executive management (other than with respect to our CEO) and, in many cases, makes personal observations in determining individual compensation decisions.

Executive Management	• Our CEO articulates our strategic direction and works with the Compensation Committee to identify and set appropriate targets for executive officers (other than himself).

•

Our CEO is assisted by our Executive Vice President and General Counsel, who provides advice on the design and development of our compensation programs, the interpretation of compensation data and the effects of adjustments and modifications to our compensation programs.

• Our CEO makes recommendations to the Compensation Committee regarding each element of compensation for each of our executive officers (other than the CEO).
• Our CEO also provides the Compensation Committee with his evaluation with respect to each executive officer's performance (other than the performance of the CEO) during the prior year.
• Our finance, human resources and legal departments also assist our CEO by advising on various considerations relevant to these programs.
Compensation Consultant

•

Advises the Compensation Committee in its oversight role, advises executive management in the executive compensation design process and provides independent compensation data and analysis to facilitate the annual review of our compensation programs.

• Evaluates levels of executive officer and director compensation as compared to general market compensation data and peer data (as discussed below).

•

Evaluates proposed compensation programs or changes to existing programs, providing information on current executive compensation trends and updates on applicable legislative, technical and governance matters.

CONSIDERATION OF PEER COMPENSATION

To assist in its determination of the 2018 target total direct compensation levels for our executive officers, the Compensation Committee considered information included in a compensation benchmarking review prepared by Meridian. The benchmarking review provided competitive market data for each element of compensation, as well as information regarding incentive plan designs and pay practices for executives in similar positions among a selected peer group of companies as set forth below (the "Peer Group"). Information in the market review served as a reference in the Compensation Committee's overall assessment of the competitiveness of our executive compensation program.

The Peer Group is comprised primarily of companies against whom we compete in the global chemical industry for business opportunities and executive talent. Criteria used to select the Peer Group companies include financial measures (i.e., revenue, market capitalization, net income) and the chemical industry segment in which we operate. The Peer Group includes chemical companies based in the United States, the United Kingdom and Europe, as well as other non-chemical U.K.-based companies with primary stock listings on the NYSE. The Compensation Committee believes that this group of uniquely situated companies

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contributes to a meaningful benchmark for executive compensation because we face the same governance framework and related issues. For the benchmarking review for 2018, our Peer Group comprised the following 18 companies:

• Albemarle Corp.	• Croda International plc	• Noble Corporation plc
• Ashland Global Holdings Inc.	• Ensco plc	• RPM International Inc.
• Axalta Coating Systems Ltd.	• Ferro Corp.	• Sika AG
• Cabot Corp.	• Johnson Mathey plc	• Tronox Ltd.
• Celanese Corp.	• Lonza Group AG	• Wacker Chemie AG
• Chemours Co.	• Mallinckrodt plc	• WR Grace & Co.

For 2018, Chemtura Corp. was removed from the Peer Group due to its acquisition by LANXESS.

As a supplement to competitive market data from the Peer Group, and to assess benchmark data for positions for which pay information is not publicly disclosed, the Compensation Committee also considered competitive market data across a broader group of chemical and general industrial companies. The primary source of these data was the Aon New Bridge Street Compensation Database. The Compensation Committee considers competitive ranges among our Peer Group and the broader industry groups, and does not use the benchmark data to target specific percentiles within these groups.

Our Compensation Committee believes the combination of these perspectives and points of reference offers an appropriate basis for assessing the competitiveness of the compensation for our NEOs.

INDEPENDENCE OF COMPENSATION ADVISERS

In September 2017, the Venator Compensation Committee engaged Meridian as its independent executive compensation consultant. Meridian is an independent compensation consulting firm and does not provide any services to us outside of matters pertaining to executive officer and director compensation. Meridian reports directly to the Compensation Committee, which is responsible for determining the scope of services performed by Meridian and the directions given to Meridian regarding the performance of such services. Meridian attends Compensation Committee meetings as requested by the Compensation Committee.

The Compensation Committee determined that the services provided by Meridian to the Compensation Committee during 2018 did not give rise to any conflicts of interest. The Compensation Committee made this determination by assessing the independence of Meridian under the six independence factors adopted by the SEC and incorporated into the NYSE Corporate Governance Listing Standards. Further, in making this assessment, the Compensation Committee considered Meridian's written correspondence to the Compensation Committee that affirmed the independence of Meridian and the partners, consultants and employees who provide services to the Compensation Committee on executive and director compensation matters.

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COMPENSATION POLICIES AND PRACTICES

SHARE OWNERSHIP GUIDELINES

Our Director and Executive Share Ownership Guidelines (the "Guidelines") to align our directors' and executives' interests with our shareholders' interests and to encourage directors and executives to make decisions that will be in our long-term best interests—through all industry cycles and market conditions. The Guidelines require directors and executive officers to achieve and maintain ownership of our shares equal to five times base salary for the CEO, three times base salary for all other executive officers and five times the annual cash retainer for directors. The share ownership requirement is based on the participant's base salary or annual retainer (as applicable) and the closing share price on June 30 of each calendar year (the "Measurement Date"). Currently, none of our directors or executive officers have achieved the guideline. Participants have five years from each participant's initial Measurement Date to achieve the ownership requirement.

During any year in which a participant is not in compliance with the ownership requirement, he or she is required to retain at least 50% of net shares delivered through Venator's stock incentive plans ("net shares" means the shares remaining after deducting shares for the payment of taxes and, in the case of stock options, after deducting shares for payment of the exercise price of stock options). Any shares acquired by a participant prior to becoming subject to the Guidelines are not subject to the retention restriction. There are exceptions to the retention requirement for estate planning, gifts to charity, education and a participant's primary residence. In addition, hardship exemptions may be made in rare instances. A copy of the Guidelines is available on our website at www.venatorcorp.com.

CLAWBACK POLICY

Pursuant to our Incentive Repayment (Clawback) Policy for executive officers, subject to certain exceptions, our company may recover performance-based compensation that was based on achievement of quantitative performance targets if an executive officer engaged in fraud or intentional illegal conduct resulting in a financial restatement.

POLICY ON HEDGING AND PLEDGING AND PROHIBITED TRANSACTIONS

Our Insider Trading Policy includes trading restrictions, which prohibit employees, directors and related persons from engaging in short-term, hedging or speculative transactions in our securities. Such persons may not execute transactions in short sales, options, such as puts and calls, or any other derivative securities or margin accounts. In addition, our Insider Trading Policy prohibits pledging Venator securities as collateral for a loan and holding securities in a margin account where such securities could be pledged as collateral.

COMPENSATION POLICIES AND PRACTICES AS THEY RELATE TO RISK MANAGEMENT

The Compensation Committee believes that our compensation programs are appropriately designed to provide a level of incentives that does not encourage our executive officers and employees to take unnecessary risks in managing their business operations or functions and in carrying out their employment responsibilities. Specifically:

•
a substantial portion of our executive officers' compensation is performance-based, consistent with our approach to executive compensation;

•
our annual STIP award program is designed to reward annual financial and/or strategic performance in areas considered critical to our short and long-term success and features a cap on the maximum amount that can be earned in any single year;

•
our LTIP awards are directly aligned with long-term shareholder interests through their link to our stock price and multi-year ratable vesting schedules and, for 2019, total shareholder return relative to other companies; and

•
our executive share ownership guidelines further provide a long-term focus by requiring our executives to personally hold significant levels of our stock.

The Compensation Committee believes that the various elements of our executive compensation program sufficiently incentivize our executives to act based on the sustained long-term growth and performance of our company.

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ACCOUNTING AND TAX TREATMENT OF THE ELEMENTS OF COMPENSATION

The financial reporting and income tax consequences to us of individual compensation elements are important considerations for the Compensation Committee when it is analyzing the overall level of compensation and the mix of compensation among individual elements. Overall, the Compensation Committee seeks to balance its objective of ensuring an effective compensation program for our NEOs with the desire to maximize the immediate deductibility of compensation to the extent practicable and consistent with our overall compensation philosophies.

We account for stock based awards, including stock options and restricted stock unit awards, in accordance with FASB ASC Topic 718 (formerly Statement of Financial Accounting Standards No. 123R).

Section 162(m) of the United State Internal Revenue Code (the "Code") generally disallows a U.S. tax deduction to public corporations for compensation greater than $1 million paid for any fiscal year to certain executive officers. However, prior to the enactment of tax legislation in December 2017 (the "Tax Act"), certain types of performance-based compensation were exempt from the $1 million deduction limit if specific requirements were met. Under the Tax Act, this special exemption for performance-based compensation is no longer available with respect to taxable years beginning after December 31, 2017. Pursuant to the Tax Act, for taxable years beginning after December 31, 2017, Section 162(m) of the Code was expanded to cover all named executive officers. Any executive officer whose compensation is subject to Section 162(m) of the Code in any taxable year beginning after December 31, 2016 will have compensation subject to Section 162(m) of the Code for all future years, including years after the executive terminates employment or dies.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed Venator Materials PLC's Compensation Discussion and Analysis for the fiscal year ended December 31, 2018, as set forth above, with Venator's management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE,

Daniele Ferrari, Chair
Kathy D. Patrick
Sir Robert J. Margetts

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PART 5	EXECUTIVE COMPENSATION

2018 SUMMARY COMPENSATION TABLE

The following table details compensation earned in the years ended 2017 and 2018 by our NEOs. The values reported for 2017 reflect compensation earned from August 1, 2017 (the approximate date of the Separation) through December 31, 2017. The table also provides compensation paid to or earned by Simon Turner, our President and CEO under Huntsman Corporation's compensation programs and plans for the year ended December 31, 2016 as previously reported in our Registration Statement on Form S-1. Our compensation policies are discussed in "Compensation Discussion and Analysis" above.

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards(2)	Non- Equity Incentive Plan Compensation(3)	Change in Pension Value and Non- Qualified Deferred Compensation(4)	All Other Compensation(5)	Total

Simon Turner	2018	$937,906	—	$1,000,000	$1,000,000	$380,789	$4,042,865	$163,530	$7,525,089
President and Chief Executive	2017	$354,167	$491,802	$429,930	$517,509	$1,059,333	$4,456,623	$66,007	$7,375,371
Officer(6)	2016	$517,419	—	$420,000	$179,999	$541,785	$2,420,323	$111,052	$4,190,578

Kurt D. Ogden	2018	$522,500	—	$400,000	$400,000	$150,626	—	$425,713	$1,898,839
Executive Vice President and Chief Financial Officer	2017	$208,333	$400,000	$125,000	$180,558	$396,110	—	$282,278	$1,592,279

Russ R. Stolle	2018	$448,750	—	$350,000	$350,000	$129,311	—	$513,756	$1,791,817
Executive Vice President, General Counsel, Chief Compliance Officer &Secretary	2017	$179,167	$400,000	$100,000	$164,314	$378,280	—	$218,934	$1,440,694

Mahomed Maiter	2018	$455,507	—	$250,000	$250,000	$130,732	—	$103,209	$1,058,607
Executive Vice President, Business Operations(6)	2017	$166,917	—	$87,500	$134,528	$303,018	$2,409	$40,270	$734,642

Antje Gerber	2018	$357,033	—	$137,500	$137,500	$74,095	$61,492	$54,131	$821,751
Vice President, Specialty Pigments(7)

Jan Buberl	2018	$384,807	—	$112,500	$112,500	$79,170	—	$44,079	$733,056
Vice President, Color Pigments	2017	$156,306	—	—	$47,028	$167,490	—	—	$370,824

(1)
This column reflects the aggregate grant date fair value of awards of restricted stock units for each NEO computed in accordance with FASB ASC Topic 718, disregarding the estimate of forfeitures. For purposes of restricted stock unit awards, fair value is calculated using the closing price of our stock on the date of grant. For information on the valuation assumptions with regard to stock awards, refer to the notes to our financial statements in our annual report on Form 10-K for the applicable year ended 2017 and 2018, as filed with the SEC. These amounts reflect the fair value of the reported awards on the date of grant and may not correspond to the actual value that will be recognized by the NEOs.

(2)
This column reflects the aggregate grant date fair value of stock options computed in accordance with FASB ASC Topic 718, disregarding the estimate of forfeitures. The fair value of each stock option award is determined on the date of the grant using the Black-Scholes valuation model. For information on the valuation assumptions regarding option awards, refer to the notes to our financial statements in our 2018 10-K.

(3)
This column reflects the annual STIP awards that were earned during 2018 and paid during the first quarter of 2019. These awards are discussed in further detail under "Compensation Discussion and Analysis—2018 Executive Compensation Decisions—2018 Short-Term Incentive Plan."

(4)
This column reflects the aggregate amount of any change in pension value for each of the NEOs, to the extent any such aggregate change is positive. The present value for Mr. Turner increased primarily as a result of the increase in value of his Huntsman top-up payment agreement, which varies based on his salary for the preceding 12 months and which increased as a result of his salary increase in connection with his appointment as CEO of our company, which was fully realized in 2018. Venator assumed Huntsman's obligation under this agreement in connection with the Separation. See "—Pension Benefits in 2018" for additional information, including the present value assumptions used in this calculation. None of the NEOs had above-market or preferential earnings on nonqualified deferred compensation during 2018. See "—Nonqualified Deferred Compensation in 2018" for additional information.

(5)
The methodology used to compute the aggregate incremental cost of perquisites and other personal benefits for each individual NEO is based on the total cost to our company, and such costs are required to be reported under SEC rules when the total costs are equal to or greater than $10,000 in the aggregate for a NEO. The table below details the components

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  reported in the "All Other Compensation" column of the Summary Compensation Table for 2018. Amounts in the table were either paid directly by us or were reimbursed by us to the NEOs.

	Simon Turner(a)	Kurt D. Ogden(b)	Russ R. Stolle(c)	Mahomed Maiter(d)	Antje Gerber(e)	Jan Buberl(f)

Automobile Costs	$15,490	$37,410	$35,947.15	$18,537	$18,268	$9,574

Foreign Assignment Costs & Allowances	—	$92,390	$137,089	—	—	—

Foreign Assignment Tax Gross-Up	—	$173,782	$149,691	—	—	—

Housing Allowance	—	—	—	—	$34,407	—

Tax Return Preparation Assistance	—	—	—	$2,369	—	—

Air Travel Allowance	—	$2,711	—	—	—	—

Family Travel	—	—	$9,082	—	—	—

Company Contributions						—

German Pension	—	—	—	—	$1,456	—

Tax Gross Up Global Pension	$7,354	—	—	$13,977	—	—

Excess Pension Payment—Pension Cash	$140,686	—	—	$68,326	—	—

Supplemental Savings Plan	—	$88,919	$145,447	—	—	—

401(k) Plan Match	—	$11,000	$11,000	—	—	$11,000

401(k) Plan Non-discretionary Contribution	—	$19,500	$25,500	—	—	$23,505

(a)
The cost to us for use by Mr. Turner of his company car includes monthly lease, maintenance, and repairs.

(b)
As a citizen of the U.S. with residence in the U.K., we incurred foreign assignment costs on Mr. Ogden's behalf during 2018 that included: $57,151 in housing allowances and costs and $35,239 for expenses including home travel, international fees, dependent education/schooling and temporary living. In addition, we incurred $173,782 in tax gross-ups and equalization associated with Mr. Ogden's foreign assignment. As part of his foreign assignment agreement, Mr. Ogden received two company cars for use by himself and his wife. Total costs include monthly lease, maintenance, and repairs.

(c)
As a citizen of the U.S. with residence in the U.K., we incurred foreign assignment costs on Mr. Stolle's behalf during 2018 that included: $63,315 in housing allowances and costs and $71,774 for expenses including home travel, international allowance & fees, household goods, and tenancy management. In addition, we incurred $149,691.32 in tax gross-ups and equalization associated with Mr. Stolle's foreign assignment. As part of his U.K. foreign assignment agreement, Mr. Stolle received two company cars for use by himself and his wife. Total costs of $35,575 include monthly lease, maintenance, and repairs. In the US, Mr. Stolle had personal use of a company car at a total cost of $372.

(d)
In lieu of receiving a company car, Mr. Maiter receives a £1,083 ($1,545) car allowance monthly.

(e)
The cost to us for use by Ms. Gerber of her company car includes monthly lease, maintenance, and repairs. In 2018, total cost to us for Ms. Gerber's housing includes a $16,787 housing allowance and a $17,619 in tax gross up.

(f)
The cost to us for use by Mr. Buberl of his company car includes monthly lease, maintenance, and repairs.
(6)
For reporting purposes, the values for Messrs. Turner and Maiter in 2018 have been converted using an exchange rate of 1 GBP to 1.4259 USD, being the exchange rate as of February 2, 2018 (which is the internal date used to estimate pro forma elements of compensation). We have reported information for 2016 for Mr. Turner because such information was previously reported in our Registration Statement on Form S-1. The compensation reported in 2016 solely reflect the compensation that Huntsman provided to Mr. Turner. Values for 2016 and 2017 for Messrs. Turner and Maiter were calculated based on applicable exchange rates applicable and have not been recast to conform to the 2018 GBP exchange rate.

(7)
For reporting purposes, the values for Ms. Gerber were converted using an exchange rate of 1 euro to 1.2442 USD, being the exchange rate as of February 2, 2018 (which is the internal date used to estimate pro forma elements of compensation).

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GRANTS OF PLAN-BASED AWARDS IN 2018

The following table provides information about annual STIP awards granted through our annual STIP award program and LTIP awards granted through the Stock Incentive Plan to the NEOs in 2018.

	Date of Award	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock	All Other Option	Exercise or Base Price of	Grant Date Fair Value of Stock and Option

Name	(Venator Grant Date)	Threshold ($)	Target ($)	Maximum ($)	Awards(2) (#)	Awards(3) (#)	Option Awards(4) ($/Sh)	Awards(5) ($)

Simon Turner		$0	$937,906	$1,875,811	—	—	—	—

	2/14/2018	—	—	—	45,746	—	—	$1,000,000

	2/14/2018	—	—	—	—	109,409	$21.86	$1,000,000

Kurt D. Ogden		$0	$371,000	$742,000	—	—	—	—

	2/14/2018	—	—	—	18,298	—	—	$400,000

	2/14/2018	—	—	—	—	43,764	$21.86	$400,000

Russ R. Stolle		$0	$318,500	$637,000	—	—	—	—

	2/14/2018	—	—	—	16,011	—	—	$350,000

	2/14/2018	—	—	—	—	38,293	$21.86	$350,000

Mahomed Maiter		$0	$322,000	$644,000	—	—	—	—

	2/14/2018	—	—	—	11,436	—	—	$250,000

	2/14/2018	—	—	—	—	27,352	$21.86	$250,000

Antje Gerber		$0	$182,500	$273,750

	2/14/2018	—	—	—	6,290	—	—	$137,500

	2/14/2018	—	—	—	—	15,044	$21.86	$137,500

Jan Buberl		$0	$195,000	$292,500	—	—	—	—

	2/14/2018	—	—	—	5,146	—	—	$112,500

	2/14/2018	—	—	—	—	12,309	$21.86	$112,500

(1)
These columns shows annual STIP award opportunities for our NEOs under our annual STIP award program set by the Compensation Committee in 2018. See the chart and accompanying narrative disclosure in "Compensation Discussion and Analysis—2018 Executive Compensation Decisions—2018 Annual STIP Award" for additional information with respect to these amounts. The amounts actually earned by each of the NEOs pursuant to our annual STIP award program for 2018 are reported in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table.

(2)
This column shows the number of restricted stock units granted under the Stock Incentive Plan to the NEOs in 2018. The restricted stock units vest ratably in three equal annual installments beginning on the first anniversary of the grant date.

(3)
This column shows the number of nonqualified options granted under the Stock Incentive Plan to the NEOs in 2018. The option awards become exercisable and vest ratably in three equal annual installments beginning on the first anniversary of the grant date.

(4)
The exercise price of the nonqualified options disclosed in this column is equal to the closing price of our ordinary shares on the NYSE on the date of grant.

(5)
This column shows the full grant date fair value of the awards as of the Venator grant date computed in accordance with FASB ASC Topic 718. Certain converted awards did not have a grant date value for purposes of FASB ASC Topic 718

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NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE

Information regarding the elements of our executive compensation program for 2018 is provided above under "Compensation Discussion and Analysis." The following is a discussion of material factors necessary to obtain an understanding of information disclosed under "—2018 Summary Compensation Table" and "Grants of Plan-Based Awards in 2018" that is not otherwise discussed in the Compensation Discussion and Analysis.

Company Car.    We provide executive officers with leased vehicles for business use, which executives may also use for personal transportation. Executive officers are responsible for the taxes on imputed income associated with the personal use of these vehicles.

Foreign Assignment.    In connection with the Separation, we entered into agreements (the "Relocation Agreements") with Messrs. Ogden and Stolle to address their relocation from the Woodlands, Texas to Wynyard, U.K. This relocation assignment for each of the executives began on August 1, 2017 and is expected to last for approximately three years. Under the Relocation Agreements, each executive's initial base salary will be adjusted to account for cost of living and taxation differences between the U.S. and the U.K. and will be subject to the normal salary review process. Each of Messrs. Ogden and Stolle will also be eligible to receive the following benefits during the relocation assignment: an international location allowance of 5% of gross annual salary; tax return preparation assistance; assistance in transferring personal affects to and from the U.K.; a relocation allowance of 10% of gross annual salary at the beginning of the relocation assignment and a similar 10% relocation allowance upon return to the U.S. (which relocation allowance will be forfeited if the executive resigns before completing the relocation assignment); paid travel (or an allowance in lieu thereof) for the executives (and for their family members who are relocating to the U.K.) to the U.S. up to three times per year for Mr. Stolle and one time for Mr. Ogden; and paid travel for three round trip tickets to the U.K. for any of the executives' children residing in the U.S. who are under the age of 26 and attending college full-time. While in the U.K., each executive will be provided with housing and the use of two company cars, and we will reimburse educational expenses for Mr. Ogden's school-aged accompanying children. Each Relocation Agreement may be terminated by either party by providing no less than three months prior written notice. Additionally, we may terminate either executive's relocation assignment immediately for any of the following reasons: (i) we determine that the executive is unable to perform the essential functions of his jobs, (ii) the executive violates our Business Conduct Guidelines and serious disciplinary action results, or (iii) by any reason of personal illness, the executive is unable to carry out his duties for an time in excess of six months during any period of 12 months.

Company Contributions Relating to Retirement/Savings Plans.    Certain items reflected within the "All Other Compensation" column of the Summary Compensation Table include amounts that we paid to executives or contributed to a plan on the executives' behalf that relate to retirement or other savings plans, as further described in the sections titled "—Pension Benefits in 2018" and "—Nonqualified Deferred Compensation in 2018" below.

Air Travel Allowance.    Pursuant to our Global Travel, Entertainment, and Business-Related Expense Policy, we offered all employees the opportunity to receive an air travel allowance to encourage cost savings to us. When an employee is authorized to fly business class but chooses to fly coach class, we pay the employee an amount equal to half the difference between the lowest cost business class ticket and the fare paid up to a maximum of $2,000. We discontinued this allowance effective September 2018.

Family Travel.    Travel costs for family members of employees and directors may be reimbursable by our company under limited circumstances. Except pursuant to certain employee relocation and expatriate arrangements, employees and directors are generally responsible for any taxable income associated with this reimbursement.

Housing Allowance.    In 2016, Huntsman agreed with Ms. Gerber to provide monthly housing allowance to cover any expenses for her apartment in Duisburg, Germany. Venator assumed the agreement in connection with the Separation

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OUTSTANDING EQUITY AWARDS AT 2018 YEAR-END

The following table provides information on the outstanding stock options and restricted stock units held by the NEOs as of December 31, 2018. The market value of the restricted unit awards is based on the closing market price of our stock on December 31, 2018, which was $4.19.

		Option Awards					Stock Awards

	Date of Award	Original Grant Date of	Number of Securities Underlying Unexercised Options(3)		Option Exercise	Option	Number of Shares or Unit of	Market Value of Shares or Units of

Name	(Venator Grant Date)	Converted Awards	Exercisable (#)	Unexercisable (#)	Price ($)	Expiration Date	Stock that Have Not Vested(4) (#)	Stock That Have Not Vested(5) ($)

Simon Turner	2/14/2018	—	—	109,409	$21.86	2/14/2028	45,746	$191,676

	9/27/2017	—	13,832	27,662	$22.83	9/27/2027

	8/16/2017	2/1/2017	19,166	38,330	$15.81	2/1/2027

	8/16/2017	2/3/2016	27,135	27,133	$6.67	2/3/2026

	8/16/2017	2/4/2015	11,145	—	$17.13	2/4/2025

	9/27/2017	—					11,680	$48,939

	8/16/2017	2/1/2017					16,876	$70,710

	8/16/2017	2/3/2016					12,005	$50,301

Kurt D. Ogden	2/14/2018	—	—	43,764	$21.86	2/14/2028	18,298	$76,669

	9/27/2017	—	4,323	8,644	$22.83	9/27/2027

	8/16/2017	2/1/2017	5,990	11,978	$15.81	2/1/2027

	8/16/2017	2/3/2016	17,246	17,245	$6.67	2/3/2026

	8/16/2017	2/4/2015	5,463	—	$17.13	2/4/2025

	9/27/2017	—					3,649	$15,289

	8/16/2017	2/1/2017					5,273	$22,094

	8/16/2017	2/3/2016					5,721	$23,971

Russ R. Stolle	2/14/2018	—	—	38,293	$21.86	2/14/2028	16,011	$67,086

	9/27/2017	—	3,458	6,915	$22.83	9/27/2027

	8/16/2017	2/1/2017	7,188	14,373	$15.81	2/1/2027

	8/16/2017	2/3/2016	19,899	19,898	$6.67	2/3/2026

	8/16/2017	2/4/2015	5,244	—	$17.13	2/4/2025

	9/27/2017	—					2,919	$12,231

	8/16/2017	2/1/2017					6,328	$26,514

	8/16/2017	2/3/2016					6,601	$27,658

Mahomed Maiter	2/14/2018	—	—	27,352	$21.86	2/14/2028	11,436	$47,917

	9/27/2017	—	3,026	6,051	$22.83	9/27/2027

	8/16/2017	2/1/2017	4,792	9,582	$15.81	2/1/2027

	8/16/2017	2/3/2016	15,075	15,074	$6.67	2/3/2026

	8/16/2017	2/4/2015	4,370	—	$17.13	2/4/2025

	9/27/2017	—					2,555	$10,705

	8/16/2017	2/1/2017					4,219	$17,678

	8/16/2017	2/3/2016					5,002	$20,958

Antje Gerber(1)	2/14/2018	—	—	15,044	$21.86	2/14/2028	6,290	$26,355

	8/16/2017	2/1/2017	3,594	7,187	$15.81	2/1/2027

	8/16/2017	2/3/2016	11,306	11,305	$6.67	2/3/2026

	8/16/2017	2/1/2017					3,163	$13,253

	8/16/2017	2/3/2016					3,751	$15,717

Jan Buberl(2)	8/16/2017	2/1/2017	4,792	—	$15.81	2/1/2027

	8/16/2017	2/3/2016	15,075	—	$6.67	2/3/2026

	8/16/2017	2/4/2015	4,370	—	$17.13	2/4/2025

(1)
Ms. Gerber left our company on March 31, 2019 and forfeited her unvested options and restricted stock units. Ms. Gerber has six months from her resignation date to exercise her vested stock options.

(2)
Mr. Buberl resigned effective December 30, 2018 and forfeited his unvested options and restricted stock units. Mr. Buberl has 6 months from his resignation date to exercise his vested stock options.

(3)
Option awards vest and become exercisable ratably in three equal annual installments on the first three anniversaries of each respective grant date. As of December 31, 2018: (i) outstanding option awards expiring February 3, 2026 vested as to 50% on February 3, 2018 and vest as to 100% on February 3,

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  2019; (ii) outstanding option awards expiring on February 1, 2027 vested as to 33 1/3% on February 1, 2018, and vest as to 66 2/3% on February 1, 2019 and as to 100% on February 1, 2020; (iv) outstanding option awards expiring on September 27, 2027 vested as to 33 1/3% on September 27, 2018, and vest as to 66 2/3% on September 27, 2019 and as to 100% on September 27, 2020; and (v) outstanding option awards expiring on February 14, 2028 vest as to 33 1/3% on February 14, 2019, as to 66 2/3% on February 14, 2020 and as to 100% on February 14, 2021.

(4)
Restricted stock unit awards vest and lapse their associated restrictions ratably in three equal annual installments on the first three anniversaries of each respective grant date. Restricted stock awards have generally been granted on the same day as option awards and vest on the same schedule as footnoted for option awards above. As of December 31, 2018: (i) restricted stock unit awards originally granted on February 3, 2016 vested as to 33 1/3% on February 3, 2017, and as to 66 2/3% on February 3, 2018 and vest as to 100% on February 3, 2019; (ii) outstanding restricted stock unit awards originally granted February 1, 2017 vested as to 33 1/3% on February 1, 2018, and vest as to 66 2/3% on February 1, 2019 and as to 100% on February 1, 2020; (iii) outstanding restricted stock unit awards granted on September 27, 2017 vested as to 33 1/3% on September 27, 2018, and vest as to 66 2/3% on September 27, 2019 and as to 100% on September 27, 2020; and (iv) outstanding restricted stock unit awards granted on February 14, 2018 vest as to 33 1/3% on February 14, 2019, as to 66 2/3% on February 14, 2020 and as to 100% on February 14, 2021.

(5)
The market value of unvested restricted stock units reported in this column is calculated by multiplying $4.19, the closing market price of our stock on December 31, 2018, by the number of unvested restricted shares as of December 31, 2018 for each restricted stock unit grant listed above.

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STOCK VESTED DURING 2018

The following table presents information regarding the vesting of restricted stock units for each applicable NEO during 2018. None of our NEOs exercised any stock options during 2018.

	Stock Awards(1)(1)

Name	Number of Shares Vested in 2018	Value Realized on Vesting

Simon Turner	84,009	$846,351

Kurt D. Ogden	12,620	$246,707

Russ R. Stolle	13,563	$271,714

Mahomed Maiter	10,337	$204,659

Antje Gerber	5,336	$114,380

Jan Buberl	9,059	$193,374

(1)
The following tabular disclosure provides information regarding the market value of the underlying shares on the vesting date and the number of shares that were withheld in connection with each transaction to satisfy tax obligations.

				Restricted Stock Vested		Shares Withheld for Tax Obligation		Net Shares Issued

Name	Grant Date	Vest Date	Closing Price on Vest Date	(#)	Value Realized	(#)	Value Paid	(#)	Market Value

Simon Turner	08/16/2017	12/31/2018	$4.19	51,107	$214,138	24,021	$100,648	27,086	$113,490

	09/27/2017	09/27/2018	$8.83	5,841	$51,576	2,746	$24,247	3,095	$27,329

	08/16/2017	02/02/2018	$21.02	12,005	$252,345	5,643	$118,616	6,362	$133,729

	08/16/2017	02/02/2018	$21.02	6,617	$139,089	3,110	$65,372	3,507	$73,717

	08/16/2017	02/01/2018	$22.42	8,439	$189,202	3,967	$88,940	4,472	$100,262

Kurt D. Ogden	09/27/2017	09/27/2018	$8.83	1,826	$16,124	821	$7,249	1,005	$8,874

	08/16/2017	02/02/2018	$21.02	5,723	$120,297	1,447	$30,416	4,276	$89,882

	08/16/2017	02/02/2018	$21.02	2,433	$51,142	593	$12,465	1,840	$38,677

	08/16/2017	02/01/2018	$22.42	2,638	$59,144	783	$17,555	1,855	$41,589

Russ R. Stolle	09/27/2017	09/27/2018	$8.83	1,461	$12,901	601	$5,307	860	$7,594

	08/16/2017	02/02/2018	$21.02	6,603	$138,795	1,636	$34,389	4,967	$104,406

	08/16/2017	02/02/2018	$21.02	2,335	$49,082	569	$11,960	1,766	$37,121

	08/16/2017	02/01/2018	$22.42	3,164	$70,937	939	$21,052	2,225	$49,885

Mahomed Maiter	09/27/2017	09/27/2018	$8.83	1,278	$11,285	601	$5,307	677	$5,978

	08/16/2017	02/02/2018	$21.02	5,002	$105,142	2,351	$49,418	2,651	$55,724

	08/16/2017	02/02/2018	$21.02	1,947	$40,926	916	$19,254	1,031	$21,672

	08/16/2017	02/01/2018	$22.42	2,110	$47,306	992	$22,241	1,118	$25,066

Antje Buberl	08/16/2017	02/02/2018	$21.02	3,752	$78,867	1,805	$37,941	1,947	$40,926

	08/16/2017	02/01/2018	$22.42	1,584	$35,513	762	$17,084	822	$18,429

Jan Buberl	08/16/2017	02/02/2018	$21.02	5,002	$105,142	1320	$27,746	3,682	$77,396

	08/16/2017	02/02/2018	$21.02	1,947	$40,926	469	$9,858	1,478	$31,068

	08/16/2017	02/01/2018	$22.42	2,110	$47,306	626	$14,035	1,484	$33,271

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PENSION BENEFITS IN 2018

The table below sets forth information on the pension plans we maintain for the NEOs, each of which is more fully described in the narrative following the table. The amounts reported in the table below equal the present value of the accumulated benefit at December 31, 2018 for the applicable NEO under each plan based upon the assumptions described below.

Name	Plan Name	Number of Years of Credited Service(1)	Present Value of Accumulated Benefit(2)	Payments During Last Fiscal Year

		(#)	($)	($)

Simon Turner	Tioxide Pension Fund (U.K.)	29	$1,473,792	—
	Huntsman Global Pension Scheme		$1,127,202	—
	Huntsman Top-Up Payment(3)		$15,821,394	—

Mahomed Maiter	Tioxide Pension Fund (U.K.)	33.9	$1,485,689	—
	Huntsman Global Pension Scheme		$2,636,490	—

Antje Gerber	Germany Executives Pension Scheme	2.9	$384,013	—

(1)
The number of years of service credited to the NEO is determined using the same pension plan measurement date used for financial statement reporting purposes. These assumptions are discussed in "Note 20. Employee Benefit Plans" to our consolidated financial statements included in our 2018 10-K.

(2)
The actuarial present value of the accumulated benefits is determined using the same pension plan measurement date and assumptions as used for financial reporting purposes. These assumptions are discussed in "Note 20. Employee Benefit Plans" to our consolidated financial statements included in our 2018 10-K. For purposes of performing these calculations, a normal retirement (earliest unreduced) age of 60 was utilized. All accrued benefits are assumed payable at the plan's earliest unreduced retirement age. Benefit values reported in this table have been projected out to assume payment at the normal retirement age then have been discounted back to a present value as of December 31, 2018.

(3)
During 2012, Huntsman and Mr. Turner entered into a top-up payment agreement that made up for benefits lost due to salary restrictions in the U.K. and provides benefits under the Huntsman Global Pension Scheme based on Mr. Turner's uncapped final pensionable salary. The present value for Mr. Turner varies based on his salary for the preceding 12 months and increased as a result of his mid-year salary increase in connection with his appointment as CEO of our company.

While at Huntsman Corporation, Messrs. Turner and Maiter participated in defined benefit pension arrangements through the tax-qualified Tioxide Pension Fund and the Huntsman Global Pension Scheme for service with Huntsman Corporation prior to January 1, 2011. The Tioxide Pension Fund was a traditional defined benefit pension plan with a normal retirement age of 62. Defined benefit pension arrangements for the Tioxide Pension Fund were closed for new associates on December 31, 2010 and existing participants were frozen as to future service and compensation for purposes of benefit determinations under the plan, and on January 1, 2011, arrangements were shifted to participation in a defined contribution plan maintained by Huntsman. The Tioxide Pension Fund was largely maintained to provide benefits for employees in the Pigments and Additives segment of Huntsman Corporation. Sponsorship of the plan was therefore transferred to us in connection with the Separation. We will continue to maintain the Tioxide Pension Fund for accounts that existed as of the Separation, but the plan will remain frozen to new participants and existing participants will not continue to accrue service and compensation for purposes of benefit calculations under the plan. The Huntsman Global Pension Scheme is a non-registered defined benefit pension plan designed to restore benefits that could not be provided in a registered plan due to pension or tax regulations or due to international assignments. At the beginning of the 2018 year, Huntsman Corporation transferred sponsorship of the plan to Venator.

Messrs. Turner and Maiter have each met their lifetime pension contribution limits and will not be receiving any additional contributions from us into their plan accounts. As an alternative to active participation in qualified pension plans, we provide Messrs. Turner and Maiter monthly cash payments that are approximately equivalent to amounts that they would have been eligible to receive as active plan participants, although the amounts are not directly calculated pursuant to the terms of the pension plan documents. This cash amount is included within the "All Other Compensation" column of the Summary Compensation Table, and is not deemed to be part of a pension benefit provided to either Messrs. Turner or Maiter.

During 2012, Huntsman entered into a top-up payment agreement with Mr. Turner that was put in place to make up for benefits lost due to salary restrictions in the U.K. and which was intended to provide additional benefits based on Mr. Turner's uncapped final salary. Our company assumed this agreement in connection with the Separation. The benefits payable pursuant to the top-up agreement will be calculated, determined and paid under the same terms and conditions as the applicable pension plans, therefore the top-up payments are reported as a pension plan benefit within the table above.

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As of December 31, 2018, Mr. Turner had approximately 29 years of service in the U.K. and Mr. Maiter had approximately 34 years of service in the U.K. Each is fully vested in benefits from the Tioxide Pension Fund and the Huntsman Global Pension Scheme, and Mr. Turner is fully vested in all benefits provided under the top-up agreement.

Ms. Gerber participated in three pension schemes while at Venator. The German Executives Pension Scheme whereby no company funds were deposited given her approximate 2.9 years of service credit to the German Executive Pension Scheme. Ms. Gerber did contribute her own funds to the scheme of $7,465 (€6,000) and will receive pension payments beginning at age 67. In 2018, we made a contribution of $1,456 (€1,170) to the dynaRent pension fund on behalf of Ms. Gerber who is vested in these funds and will become pension eligible at age 67. As part of the German statutory pension insurance, we paid $9,025 (€7,254). Ms. Gerber will be eligible for the German statutory pension insurance at age 67.

NONQUALIFIED DEFERRED COMPENSATION IN 2018

For 2018, we provided executive officers based in the United States the opportunity to participate in two defined contribution savings plans: (1) the 401(k) Plan; and (2) the Venator Executive Elective Deferral Plan ("EDP"). The 401(k) Plan is a tax-qualified broad-based employee savings plan; employee contributions up to 100% of base salary and annual STIP awards are permitted up to dollar limits established annually by the IRS.

Effective January 1, 2018, Venator adopted the EDP, which provides eligible executives permanent benefits based on those available to them previously from Huntsman Corporation as described below. The EDP also provides benefits to Messrs. Stolle and Ogden that would have been provided under the Huntsman Pension Plan and the 401(k) Plan (including matching and other employer contributions) if the 401(k) Plan were not subject to legal limits on the amount of contributions that can be allocated to an individual in a single year.

Based on the December 2018 deconsolidation of Venator by Huntsman Corporation, the interim 2017 Supplemental Savings Plan described in our 2018 proxy statement was terminated and the value of the 2017 Supplemental Savings Plan will be distributed to Messrs. Stolle and Ogden in 2019. The 2017 Supplemental Savings Plan was a nonqualified salary deferral plan adopted by us in connection with the Separation to preserve the benefits made available to Messrs. Stolle and Ogden pursuant to the supplemental savings plan sponsored by Huntsman Corporation

The table below provides information on the nonqualified deferred compensation of the NEOs in 2018 under the Venator EDP.

Name	Executive Contributions in Last FY(1)	Venator Contributions in Last FY(2)		Aggregate Earnings in Last FY(3)	Aggregate Balance at Last FYE(4)

Kurt D. Ogden	$78,375	$88,919	(5)	$1,051	$160,219

Russ R. Stolle	$—	$145,447	(6)	—	$145,447

Jan Buberl	$5,318	—		$288	$4,798

(1)
These contributions represent deferrals under the EDP and are included in the Salary column of the Summary Compensation Table for 2018 set forth above.

(2)
These amounts represent company contributions to the EDP and are included in the "All other compensation" column of the Summary Compensation Table for 2018 set forth above.

(3)
No above market or preferential earnings are provided under our nonqualified defined contribution plans because the investment choices available under such plans are identical to the investment choices available in the 401(k) Plan, which is a qualified plan. Consequently, none of the earnings reported in this table are included in the Summary Compensation Table set forth above.

(4)
Amounts reflected in this column for each NEO who participates in the plans were previously reported as compensation to the executive officer in the Summary Compensation Table as follows: Mr. Ogden—$27,083, Mr. Stolle—$39,667.

(5)
This amount includes a contribution of $25,744, which represents a 4% contribution match, and $63,175, which represents a 9% nondiscretionary contribution, to the EDP.

(6)
This amount includes a contribution of $22,081, which represents a 4% contribution match and $123,365, which represents an 18% nondiscretionary contribution to the EDP.

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Participants may change their investment options at any time by contacting the plan record keeper. The table below lists the investment funds available to participants in the 401(k) Plan and the EDP. The table also provides the rate of return for each fund for 2018. All funds and rates of return are the same for each defined contribution plan.

Investment Funds	Ticker Symbol	2018 Performance

American Beacon Large Cap Value Institutional	AADEX	(11.99)%

T. Rowe Price New America Growth	PRWAX	1.28%

Vanguard 500 Index Fund Admiral Shares	VFIAX	(4.43)%

Fidelity Low Priced Stock K	FLPKX	(10.68)%

PRIMECAP Odyssey Aggressive Growth	POAGX	(6.93)%

Vanguard Mid-Cap Index Fund Admiral Shares	VIMAX	(9.23)%

Vanguard Selected Value Fund Investor Shares	VASVX	(19.73)%

American Beacon Small Cap Value Institutional	AVFIX	(15.63)%

Janus Henderson Venture Fund	JVTIX	(6.55)%

Vanguard Small-Cap Index Fund Admiral Shares	VSMAX	(9.31)%

First Eagle Overseas Fund Class A	SGOVX	(10.29)%

Fidelity International Discovery K	FIDKX	(17.03)%

Vanguard Total International Stock Index Admiral	VTIAX	(14.43)%

American Century Real Estate I	REAIX	(4.79)%

Vanguard Target Retirement 2020 Fund Investor Shares	VTWNX	(4.24)%

Vanguard Target Retirement 2030 Fund Investor Shares	VTHRX	(5.86)%

Vanguard Target Retirement 2040 Fund Investor Shares	VFORX	(7.32)%

Vanguard Target Retirement 2050 Fund Investor Shares	VFIFX	(7.90)%

Vanguard Target Retirement 2060 Fund Investor Shares	VTTSX	(7.87)%

Vanguard Target Retirement Income Fund Investor Shares	VTINX	(1.99)%

Vanguard Retirement Savings Trust	n/a	2.09%

American Century Inflation Adjusted Bond Fund R5 Class	AIANX	(2.23)%

PIMCO Total Return Institutional	PTTRX	(0.26)%

Vanguard Total Bond Market Index Fund Admiral Shares	VBTLX	(0.03)%

Fidelity Government Money Market Fund	SPAXX	1.47%

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Our NEOs may receive compensation in connection with an involuntary termination of employment or a change of control pursuant to the terms of the following arrangements:

•
the Executive Severance Plan;

•
the Stock Incentive Plan;

•
employment agreements with certain of our NEOs; and

•
other existing plans and arrangements in which our NEOs participate.

Executive Severance Plan.    We adopted the Venator Materials Executive Severance Plan in connection with our Separation to provide severance and change of control benefits to executive officers in connection with a termination of the executive's employment by us without "Reasonable Cause," or by the executive for "Good Reason," (both terms of which are defined

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below). In November 2017, we adopted the Amended and Restated Executive Severance Plan (the "Executive Severance Plan") to provide market severance benefits to our executive officers and to be more inclusive for our participants outside of the United States.

Under the Executive Severance Plan, our executive officers, including our NEOs, are provided with cash payments upon a qualifying termination event equal to two times the executive's base compensation plus an amount equal to the executive's "Pro Rata Bonus for Termination Year." The portion of the payment related to base compensation will be paid within 60 days of an executive's termination, and the portion of the payment related to the pro rata bonus will be paid in ordinary course under the applicable plan as payments are made to the remaining participating employee population, unless otherwise required by applicable law. In the event that a participant is eligible to receive severance benefits pursuant to a separate plan or arrangement, whether by contract with us or through a regulatory entitlement, the participant will not be eligible for severance benefits pursuant to the Executive Severance Plan unless the participant waives all rights to the benefits under that separate severance plan, arrangement or entitlement. Conversely, the participant can elect not to participate in the Executive Severance Plan and continue to be eligible for benefits under such a separate severance plan, arrangement or entitlement. In connection with the amendment and restatement of the plan, Mr. Turner waived his rights to a 12-month notice of termination benefit in favor of eligibility under the Executive Severance Plan.

Pursuant to the Executive Severance Plan:

•
"Reasonable Cause" means: (1) the grossly negligent, fraudulent, dishonest or willful violation of any law, the material violation of any of our significant policies that materially and adversely affects us or other circumstances where we would be entitled, under the executive's contract, if any, to terminate the executive's employment, or (2) the failure of the participant to substantially perform his duties.

•
"Good Reason" means a voluntary termination of employment by the executive as a result of us or one of our affiliates (1) making a materially detrimental reduction or change to the job responsibilities or in the base salary for a participant, or (2) within a period of 12 months following a Change in Control (as defined within clause (b) of the Change of Control definition for our Stock Incentive Plan), changing the participant's place of work by more than 50 miles, in either case which has not been remedied by us or our affiliate within 30 days of the receipt of notice of the event by the participant.

•
"Pro Rata Bonus for Termination Year" means a pro rata portion (by calendar days) of the annualized bonus under the applicable bonus program in effect at the time of the executive's termination where the annualized bonus is calculated in accordance with our actual performance for the full calendar year during which the executive's termination occurs.

The Executive Severance Plan also provides for outplacement services for a period of 12 months following the executive's termination or until the executive obtains substantially comparable employment.

The Executive Severance Plan provides for the continuation of medical benefits for United States participants for up to two years following termination (which will be in the form of a lump sum cash payment equal to the Consolidated Omnibus Budget Reconciliation Act, or COBRA, premium at the time of departure multiplied by the severance period multiplied by 150%).

Stock Incentive Plan Awards.    LTIP awards granted under the Stock Incentive Plan provide for accelerated vesting upon a Change of Control or certain other events, including certain terminations of employment of service, at the discretion of our Compensation Committee. Any such provision made by the Compensation Committee could benefit all participants in our Stock Incentive Plan, including the NEOs. If there is a Change of Control, the Compensation Committee may, in its discretion, provide for:

•
assumption by the successor company of an award, or the substitution thereof for similar options, rights or awards covering the stock of the successor company;

•
acceleration of the vesting of all or any portion of an award;

•
changing the period of time during which vested awards may be exercised (for example, but not by way of limitation, by requiring that unexercised, vested awards terminate upon consummation of the change of control);

•
payment of substantially equivalent value in exchange for the cancellation of an award; and/or

•
issuance of substitute awards of substantially equivalent value.

Our Stock Incentive Plan defines a "Change of Control" as follows: (a) with respect to an award that is subject to section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), the occurrence of any event which constitutes a change of control under section 409A of the Code, including any regulations promulgated pursuant thereto; or (b) with respect to all other awards, (i) the acquisition by any person, other than the us, one of our affiliates or one of our employee benefit plans, of beneficial ownership, directly or indirectly, of our securities representing 20% or more of our combined voting power of our then

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outstanding securities entitled to vote generally in the election of directors; or (ii) the consummation of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were our stockholders immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 20% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities in substantially the same proportions as their ownership immediately prior to such event; or (iii) the sale or disposition of all or substantially all our assets (other than any such sale or disposition involving solely us and one or more persons that are "affiliates" of us; or (iv) a change in the composition of our board of directors, as a result of which fewer than a majority of the directors are "Incumbent Directors" (defined below); or (v) the approval by our board of directors or our stockholders of a complete or substantially complete liquidation or dissolution; or (c) with respect to all awards: (i) a court-sanctioned compromise or arrangement between us and our shareholders under section 899 of the Act, resulting in a Change of Control under that act; (ii) the obtaining by any person of control of the company as the result of making a general offer to (A) acquire all our issued ordinary share capital, which is made on a condition that, if it is satisfied, such acquiring person or persons, as applicable, will have control of us, or (B) acquire all of our shares which are of the same class as the ordinary shares; (iii) any person becoming bound or entitled under Sections 979 to 982 or Sections 983 to 985 of the Act (or similar law of another jurisdiction) to acquire shares of the same class as the ordinary shares. An "Incumbent Director" means directors who either (A) are directors of us as of the effective date of the Stock Incentive Plan, or (B) are elected, or nominated for election, thereafter to the board of directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination, but "Incumbent Director" shall not include an individual whose election or nomination is in connection with (i) an actual or threatened election contest or an actual or threatened solicitation of proxies or consents by or on behalf of a person other than the board of directors or (ii) a plan or agreement to replace a majority of the then Incumbent Directors.

Employment Agreements.    In December 2018, we entered into employment agreements with certain of our executive officers, including Messrs. Turner, Ogden, Stolle and Maiter (the "Agreements"). Each Agreement provides that a breach of such Agreement by our company or our affiliates shall be deemed to be a sufficient cause for a "Termination for Good Reason" under the Severance Plan.. In addition, upon a "Termination for Good Reason" under the Executive Severance Plan following a Change of Control, any Replacement Awards granted to an executive will become fully vested in accordance with the Stock Incentive Plan.

Pursuant to the Stock Incentive Plan, an Award will meet the conditions of a "Replacement Award" if: (1) it is of the same type as the replaced award (or a different type acceptable to the Compensation Committee); (2) it has an intrinsic value at least equal to the value of the replaced award; (3) it relates to publicly traded equity securities of our company or our successor in the Change of Control or another entity that is affiliated with our company or our successor following the Change of Control; (4) its terms and conditions comply with the terms of the Stock Incentive Plan; and (5) its other terms and conditions are not less favorable to the participant than the terms and conditions of the replaced award (including the provisions that would apply in the event of a subsequent Change of Control). The determination of whether the conditions of the Stock Incentive Plan are satisfied will be made by the Compensation Committee, as constituted immediately before the Change of Control, in its sole discretion.

Other arrangements.    As more fully described under "—Pension Benefits in 2018" and "—Nonqualified Deferred Compensation in 2018" above, certain of our executives are entitled to payments pursuant to the terms and conditions of our retirement savings plans.

In addition, pursuant to our Retiree Welfare Plan, certain eligible employees are entitled to health, medical, dental and vision benefits if they choose to separate from our company for any reason prior to age 65. US employees who were eligible under Huntsman's Retiree Welfare Plan at the time of the Separation were deemed eligible for our Retiree Welfare Plan, including Messrs. Stolle, Ogden and Buberl. We may cancel the Retirement Welfare Plan at any time. Due to Mr. Stolle having achieved a combined age and years of service of at least 80 at Huntsman and therefore vesting in retirement benefits while at Huntsman, we entered into a separate agreement with him that provides him with an additional cash benefit if we terminate the Retiree Welfare Plan or reduce the benefits available under the plan.

Quantification of Potential Payments and Benefits.    The table below reflects the compensation that may be payable to or on behalf of each NEO upon an involuntary termination or a change of control, other than Mr. Buberl, who resigned effective December 30, 2018. The amounts shown assume that such termination or change of control was effective as of December 31,

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2018. All equity acceleration values have been calculated using the closing price of our stock on December 31, 2018 of $4.19. The actual amounts we will be required to disburse can only be determined at the time of the applicable circumstance.

Payment Type	Simon Turner		Kurt D. Ogden		Russ R. Stolle		Mahomed Maiter		Antje Gerber

INVOLUNTARY TERMINATION—WITHOUT CAUSE OR FOR GOOD REASON

Cash Severance	$1,875,812		$1,060,00		$910,000		$920,000		$730,000

Health & Welfare(1)	$2,693		$42,781		$42,781		$2,693		$17,888

Outplacement Services(2)	$5,200		$5,200		$5,200		$5,200		$5,200

TOTAL TERMINATION BENEFITS	$1,883,705		$1,107,981		$957,981		$927,893		$753,087

CHANGE OF CONTROL

Accelerated Equity Awards	$361,626	(3)	$138,023	(4)	$133,489	(5)	$97,258	(6)	$55,325	(7)

(1)
In the case of an involuntary termination without Reasonable Cause or for Good Reason, calculated by multiplying 150% of the employer and employee monthly premiums payable with respect to the health care coverage elected by the executive as of December 31, 2018, by 24. We assumed a monthly premium 50% larger than current premiums to reflect annual increases in premium costs in order to ensure that the amounts reported above include the total amount for which we are potentially responsible with respect to such coverage.

(2)
We contract with a third-party provider for 12 months of outplacement services. To the extent these services might be utilized, we expect the company cost would be as set forth herein.

(3)
Except as provided in his employment agreement, any acceleration of vesting of LTIP awards held by Mr. Turner requires the approval of the Compensation Committee, which we assume for purposes of this table would have occurred on December 31, 2018. An acceleration of Mr. Turner's 86,307 unvested restricted stock units would have an estimated value of $361,626. In addition, an acceleration of Mr. Turner's 202,534 unvested options would have an estimated value of $0 on December 31, 2018.

(4)
Except as provided in his employment agreement, any acceleration of vesting of LTIP awards held by Mr. Ogden requires the approval of the Compensation Committee, which we assume for purposes of this table would have occurred on December 31, 2018. An acceleration of Mr. Ogden's 32,941 unvested restricted stock units would have an estimated value of $138,023. In addition, an acceleration of Mr. Ogden's 81,631 unvested options would have an estimated value of $0 on December 31, 2018.

(5)
Except as provided in his employment agreement, any acceleration of vesting of LTIP awards held by Mr. Stolle requires the approval of the Compensation Committee, which we assume for purposes of this table would have occurred on December 31, 2018. An acceleration of Mr. Stolle's 31,859 unvested restricted stock units would have an estimated value of $133,489. In addition, an acceleration of Mr. Stolle's 79,479 unvested options would have an estimated value of $0 on December 31, 2018.

(6)
Except as provided in his employment agreement, any acceleration of vesting of LTIP awards held by Mr. Maiter requires the approval of the Compensation Committee, which we assume for purposes of this table would have occurred on December 31, 2018. An acceleration of Mr. Maiter s 23,212 unvested restricted stock units would have an estimated value of $97,258. In addition, an acceleration of Mr. Maiter's 58,059 unvested options would have an estimated value of $0 on December 31, 2018.

(7)
Any acceleration of vesting of LTIP awards held by Ms. Gerber requires the approval of the Compensation Committee, which we assume for purposes of this table would have occurred on December 31, 2018. An acceleration of Ms. Gerber's 13,204 unvested restricted stock units would have an estimated value of $55,325. In addition, an acceleration of Ms. Gerber's 33,536 unvested options would have an estimated value of $0 on December 31, 2018.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Daniele Ferrari, Sir Robert J. Margetts and Kathy D. Patrick each served on the Compensation Committee during 2018. None of the members who served on the Compensation Committee during 2018 has at any time been an officer or employee of our company or any of its subsidiaries nor had any substantial business dealings with our company or any of its subsidiaries. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board or the Compensation Committee of our company.

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EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information regarding our equity compensation plans as of December 31, 2018.

	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (A)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (B)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A)) (C)

Plan Category	(#)(1)	($)	(#)

Equity compensation plans approved by security holders as of December 31, 2018(2)	1,434,201	$6.29	11,135,951

Equity compensation plans not approved by security holders:	—	—	—

(1)
Includes 1,039,513 outstanding options and 448,467 undelivered full value awards (including 394,688 unvested restricted stock units and 53,779 vested share units).

(2)
The Stock Incentive Plan allows for the issuance of up to 12,500,000 ordinary shares to employees and consultants of our company and its subsidiaries and to members of the Board.

CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Simon Turner, our CEO.

For 2018, our last completed fiscal year:

•
the median of the annual total compensation the median employee of our company (excluding Simon Turner, our CEO) was $59,870;

•
the annual total compensation of Simon Turner, our CEO, as reported in the 2018 Summary Compensation Table included in this Proxy Statement, was $7,525,089; and

•
based on this information, for 2018 the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was reasonably estimated to be 126 to 1.

With respect to the annual total compensation of our CEO, we used the amount reported in the "Total" column of our 2018 Summary Compensation Table included in this Proxy Statement and incorporated by reference under Item 11 of Part III of our 2018 Form 10-K.

Median Employee

To identity the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO, we took the following steps:

We determined that, as of December 31, 2018, our total global workforce consisted of approximately 4,744 individuals working at our parent company and consolidated subsidiaries, with approximately 13% of these individuals located in the Americas, 77% located in Europe and the Middle East and 10% located in Asia Pacific.

We used a consistently applied compensation measure to identify our median employee by comparing the actual non-discretionary compensation (inclusive of salaries and wages) reflected in our global data system of record that aligns with payroll records as reported to local tax authorities for 2018.

We do not widely distribute annual equity awards to our employees, therefore such awards were excluded from our compensation measure.

•
We did not make any cost-of-living adjustments in identifying the median employee.

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•
For the purpose of identifying the median employee, the amount of non-discretionary compensation for our non-U.S. employees was converted to U.S. dollars using exchange rates as of December 31, 2018.

We identified our median employee by consistently applying this compensation measure to all of our employees included in our analysis.

After we identified our median employee, we combined all of the elements of such employee's compensation for the 2018 year in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $59,870. The difference between such employee's salary and wages and the employee's annual total compensation represents:

•
$1,915 representing the annual employer contribution for the whole unionized workforce pension plan; and

•
$332 employer provided life and health insurance as determined by the age, the salary and the risks of the job of each employee.

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PART 6	AUDIT COMMITTEE MATTERS

FEES BILLED BY DELOITTE LLP, DELOITTE & TOUCHE LLP AND AFFILIATES

The following table shows the aggregate fees billed by Deloitte LLP, Deloitte & Touche LLP and Tax LLP in 2018 and following the Separation in 2017 for the services indicated (dollars in millions):

	2017(1)	2018

Audit Fees(2)	$3	$3

Audit-Related Fees(3)	—	1

Tax Fees(4)	—	1

All Other Fees	—	—

Total	$3	$5

(1)
Prior to the Separation, audit, audit-related, tax and other fees were paid by Huntsman Corporation and were reflected in Huntsman's consolidated financial statements.

(2)
Includes fees associated with annual integrated audits of Venator Materials PLC, reviews of Quarterly Reports on Form 10-Q and statutory audits required internationally.

(3)
Includes fees associated with services related to mergers and acquisitions, registration statements and comfort letters.

(4)
Includes fees associated with tax compliance, tax advice and tax planning services including, but not limited to, international tax compliance and advice, federal and state tax advice, mergers and acquisitions tax advice, and assistance with the preparation of foreign and domestic tax returns.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee has, by resolution, adopted policies and procedures regarding pre-approval of the performance by Deloitte LLP and its affiliates of certain audit and non-audit services. Deloitte LLP and its affiliates may not perform any service enumerated in Section 201(a) of the Sarbanes-Oxley Act of 2002, except as may otherwise be provided by law or regulation. Deloitte LLP and its affiliates may not perform any service unless the approval of the Audit Committee is obtained prior to the performance of the services, except as may otherwise be provided by law or regulation. The Audit Committee has pre-approved the performance by Deloitte LLP and its affiliates of certain audit and accounting services, certain tax services, and, provided that fees do not exceed $200,000 per individual project, certain other tax services and audit-related services. The Audit Committee has delegated to the committee chair the power to pre-approve services beyond those previously described, provided that no services may be approved that are prohibited pursuant to Section 201(a) of the Sarbanes Oxley Act of 2002 or that appear reasonably likely to compromise the independence of Deloitte LLP. Any pre-approval granted by the chair is reviewed by the Audit Committee at its next regularly scheduled meeting. In addition, the Audit Committee receives a report annually detailing the prior year's expenditures, consistent with the SEC's accountant fee disclosure requirements.

The Audit Committee has approved all audit and permissible non-audit services prior to such services being provided by Deloitte LLP and its affiliates in accordance with these procedures.

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AUDIT COMMITTEE REPORT

The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Venator Materials PLC ("Venator") assists the Board in fulfilling its oversight responsibilities with respect to the external financial reporting process and the adequacy of Venator's internal controls over financial reporting and related disclosure controls and procedures, areas for which management has primary responsibility. Specific responsibilities of the Committee are set forth in the Audit Committee Charter, a copy of which can be found on Venator's website at www.venatorcorp.com.

The independent registered public accounting firm is responsible for expressing an opinion on the conformity of Venator's audited financial statements with accounting principles generally accepted in the United States and for issuing its report on Venator's internal control over financial reporting. All audit and non-audit services provided to Venator by the independent registered public accounting firm are pre-approved by the Committee or by the Chair of the Committee pursuant to delegated authority, and the Committee considers the compatibility of such non-audit services with the independent registered public accounting firm's independence.

The Committee evaluates the performance of the independent registered public accounting firm each year and determines whether to re-engage the current firm or consider other audit firms. In doing so, the Committee considers the quality of the services provided by the independent registered public accounting firm, along with their capabilities, technical expertise, and knowledge of Venator's operations and industry. Based on these evaluations, the Committee decided to engage Deloitte LLP as Venator's independent registered public accounting firm in the U.S. for the year ending December 31, 2019 and as Venator's U.K. statutory auditor under the Act. Although the Committee has the sole authority to appoint the independent registered public accounting firm, the Committee has recommended that the Board ask shareholders to ratify the appointment of the registered public accounting firm at Venator's annual general meeting of shareholders. As required by the Act, the Board is also asking shareholders to re-appoint Deloitte LLP as Venator's U.K. statutory auditor to hold office until the next annual general meeting at which the annual report and accounts are presented before Venator's shareholders and to authorize the Board or the Audit Committee to determine Deloitte LLP's remuneration as Venator's U.K. statutory auditor.

The Committee has reviewed and discussed Venator's audited financial statements for the year ended December 31, 2018 with Venator's management. The Committee has discussed with Deloitte LLP the matters required to be discussed by the applicable auditing standards The Committee has received the written disclosures and the letter from Deloitte LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte LLP's communications with the Committee concerning independence, and has discussed with Deloitte LLP its independence.

Based on the review and discussions referred to in the preceding paragraph, the Committee recommended to the Board that Venator's audited financial statements for the year ended December 31, 2018 be included in Venator's Annual Report on Form 10-K for the year ended December 31, 2018. This report was submitted by the current members of the Committee,

AUDIT COMMITEE, Douglas D. Anderson, Chair Sir Robert J. Margetts Daniele Ferrari

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PART 7	PROPOSALS TO BE VOTED ON AT THE MEETING

PROPOSAL 1—ELECTION OF DIRECTORS

The size of the Board is currently set at six, all of whom were previously elected to serve until the Annual Meeting. The Governance Committee has recommended, and the Board has unanimously nominated, Messrs. Peter R. Huntsman, Simon Turner, Douglas D. Anderson and Daniele Ferrari, Ms. Kathy D. Patrick and Sir Robert J. Margetts for election. Each elected director will serve until our 2020 annual general meeting, until a successor is elected and qualified, or until his or her earlier death, resignation or retirement. We did not pay any third-party fees to assist in the process of identifying or evaluating candidates nor did we receive any shareholder nominations for director.

The nominees receiving a majority of the votes cast at the Annual Meeting for the election of directors will be elected as directors. You may not cumulate your votes in the election of directors. Votes that are withheld from a director's election will be counted toward a quorum, but will not affect the outcome of the vote on the election of a director. If you are a street name shareholder and you do not provide your brokerage firm with voting instructions, your brokerage firm may not cast votes with respect to the shares that you beneficially own. These broker non-votes will have no effect on the election of the director nominees.

Unless otherwise indicated on the proxy, the persons named as proxies in the enclosed proxy will vote FOR each of the following director nominees: Messrs. Peter R. Huntsman, Simon Turner, Douglas D. Anderson and Daniele Ferrari, Ms. Kathy D. Patrick and Sir Robert J. Margetts. Although we have no reason to believe that any of the nominees will be unable to serve if elected, should any of the nominees become unable to serve prior to the Annual Meeting, the proxies will be voted for the election of such other persons as may be nominated by the Board.

It is our policy for directors to attend our annual general meetings to provide an opportunity for shareholders to communicate directly with directors about issues affecting our company.

THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH DIRECTOR NOMINEE.

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PROPOSAL 2—NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Exchange Act, we are submitting a proposal to our shareholders for a non-binding advisory vote to approve the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This say-on-pay proposal gives our shareholders the opportunity to express their views on the compensation of our NEOs. Currently, our shareholders are given the opportunity to cast an advisory vote on this topic annually, with the next opportunity occurring in connection with our 2020 annual general meeting.

The guiding principles of our compensation policies and decisions include aligning each executive's compensation with our company's business strategy and the interests of our shareholders and providing incentives needed to attract, motivate and retain key executives who are important to our long-term success. Our overriding executive compensation philosophy is clear and consistent—we pay for performance. Consistent with this philosophy, a significant portion of the total compensation for each of our executives is directly related to our earnings and to other performance factors that measure our progress against the goals of our strategic and operating plans and the long-term performance of our ordinary shares.

When casting your vote, we urge you to read the Compensation Discussion and Analysis section of this Proxy Statement, which discusses how our compensation design and practices reflect our compensation philosophy. The Compensation Committee and the Board believe that our compensation practices effectively implement our guiding principles.

The say-on-pay vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the principles, policies and practices described in this Proxy Statement.

Approval of this proposal requires approval by holders of a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting. Abstentions will be treated as votes against this proposal. If you are a street name shareholder and you do not provide your brokerage firm with voting instructions, your brokerage firm may not cast votes with respect to the shares that you beneficially own. These broker non-votes will have no effect on the vote.

The following resolution is submitted for shareholder vote at the Annual Meeting:

"RESOLVED, that the shareholders approve, on a non-binding advisory basis, the compensation of its named executive officers as disclosed in the proxy statement for the 2019 Annual General Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and other related tables and disclosures."

While this vote is required by law, the result will not be binding on our company, the Board or the Compensation Committee, will not overrule any decisions made by the Board or the Compensation Committee, and will not require the Board or the Compensation Committee to take any specific action. Nevertheless, the Board and the Compensation Committee value the opinions of our shareholders and will carefully consider the outcome of the vote when making future compensation decisions for our NEOs. In particular, to the extent there is any significant vote against our NEOs' compensation as disclosed in this Proxy Statement, we will consider our shareholders' concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

THE BOARD RECOMMENDS A VOTE "FOR" THE ADVISORY VOTE
TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION.

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PROPOSAL 3—VOTE TO RECEIVE THE ANNUAL REPORT AND ACCOUNTS

Along with this Proxy Statement, we are providing our Annual Report and Accounts which are contained in Appendix A to this Proxy Statement.

Under the Act, we are required to present the Annual Report and Accounts at the Annual Meeting, which include the audited annual accounts and related directors' and auditor's reports for the year ended December 31, 2018 and we are providing our shareholders at the Annual Meeting an opportunity to receive the Annual Report and Accounts. The Annual Report and Accounts will be delivered to the Registrar of Companies in the U.K. following the Annual Meeting.

We will also provide our shareholders an opportunity at the Annual Meeting to ask relevant questions of a representative of Deloitte LLP in attendance at the Annual Meeting.

The following resolution is submitted for shareholder vote at the Annual Meeting:

"RESOLVED, that the shareholders hereby approve, on an advisory basis, the receipt of Venator Materials PLC's annual report and accounts for the year ended December 31, 2018, together with the reports of the directors and the auditors thereon."

Please note that this vote is advisory and not binding on our company or the Board in any way.

THE BOARD RECOMMENDS A VOTE "FOR" THE ADVISORY APPROVAL TO RECIEVE THE ANNUAL REPORT AND ACCOUNTS FOR YEAR ENDED DECEMBER 31, 2018.

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PROPOSAL 4—NON-BINDING ADVISORY VOTE TO APPROVE THE DIRECTORS' REMUNERATION REPORT FOR THE YEAR ENDED DECEMBER 31, 2018

As stated previously, as a "quoted company" for the purposes of the Act, we are required to prepare a directors' remuneration report which is to be included in our annual report and accounts and which describes how the remuneration policy approved by shareholders at the 2018 annual general meeting of shareholders was implemented in the previous year.

The directors' remuneration report is subject to an advisory shareholder vote on an annual basis and we are asking our shareholders to approve, on a non-binding advisory basis, the directors' remuneration report for the year ended December 31, 2018. The directors' remuneration report has been approved by and signed on behalf of the Board and will be delivered to the Registrar of Companies in the U.K. following the Annual Meeting.

This proposal is similar to proposal 2 in respect of the compensation of our NEOs; however, the directors' remuneration report solely considers the remuneration of our executive and non-executive directors as is required under the Act.

We encourage shareholders to read the directors' remuneration report, which can be found in pages A-14 to A-23 of the Annual Report and Accounts contained in Appendix A to this Proxy Statement.

The following resolution is submitted for shareholder vote at the Annual Meeting:

"RESOLVED, that the shareholders hereby approve, on an advisory basis, the directors' remuneration report for the year ended December 31, 2018 as included in Venator Materials PLC's annual report and accounts for the year ended December 31, 2018."

Please note that this vote is advisory and not binding on our company or the Board in any way. Our directors' entitlement to receive remuneration is not conditional on it and payments made or promised to directors will not have to be repaid, reduced, or withheld in the event that the resolution is not passed.

The resolution and vote are a means of providing shareholder feedback to the Board. The Board values shareholders' feedback and the Compensation Committee will review and consider the outcome of the vote in connection with its ongoing review of our executive director and non-executive director compensation programs.

THE BOARD RECOMMENDS A VOTE "FOR" THE ADVISORY APPROVAL OF THE DIRECTORS' REMUNERATION REPORT FOR THE YEAR ENDED DECEMBER 31, 2018 AS INCLUDED IN THE ANNUAL REPORT AND ACCOUNTS.

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PROPOSAL 5—RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Deloitte LLP to serve as our independent registered public accounting firm and to audit our consolidated financial statements for the fiscal year ending December 31, 2019. The Audit Committee has been advised by Deloitte LLP that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in us or our subsidiaries. As a matter of good corporate governance, the Audit Committee has determined to submit its selection of Deloitte LLP to shareholders for ratification.

The proposal to ratify the appointment of Deloitte LLP as our independent registered public accounting firm in the U.S. will require approval by holders of a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting. Abstentions will be treated as votes against this proposal. If you hold your shares in street name and do not provide timely voting instructions, your broker may exercise discretionary authority, thereby avoiding a broker non-vote.

If the selection of the independent registered public accounting firm is not ratified, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time if the Audit Committee believes that such a change would be in the best interest of our company and our shareholders.

One or more representatives of Deloitte LLP are expected to attend the Annual Meeting and will be available to respond to appropriate questions and, if they desire, will have an opportunity to make a statement.

The following resolution is submitted for shareholder vote at the Annual Meeting:

"RESOLVED, that the appointment of Deloitte LLP as the independent registered public accounting firm of Venator Materials PLC in the U.S. for the year ending December 31, 2019 be, and it hereby is, ratified and approved."

THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM IN THE U.S.FOR THE YEAR ENDING DECEMBER 31, 2019.

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PROPOSAL 6—RE-APPOINTMENT OF OUR U.K. STATUTORY AUDITOR

The statutory auditor of an English-incorporated company is responsible for conducting the statutory audit of such company's U.K. statutory accounts in accordance with the Act.

Under the Act, our U.K. statutory auditor must be appointed at each meeting at which the annual report and accounts are presented to shareholders. Our current U.K statutory auditor is Deloitte LLP and our Audit Committee has approved their re-appointment to serve as our U.K. statutory auditor for 2019. We are asking shareholders to approve the re-appointment of Deloitte LLP to hold office from the conclusion of the Annual Meeting until the next annual general meeting at which the annual report and accounts are laid.

The following resolution is submitted for shareholder vote at the Annual Meeting:

"RESOLVED, that the re-appointment of Deloitte LLP as Venator Materials PLC's U.K. statutory auditor under the U.K. Companies Act 2006, to hold office from the conclusion of the annual general meeting held on June 11, 2019 until the next annual general meeting at which the annual report and accounts are laid be, and it hereby is, approved.

If the re-appointment of Deloitte LLP as our U.K. statutory auditor is not approved at the Annual Meeting, the Board may appoint an auditor to fill the vacancy.

THE BOARD RECOMMENDS A VOTE "FOR" THE RE-APPOINTMENT OF
DELOITTE LLP AS OUR U.K. STATUTORY AUDITOR TO HOLD OFFICE UNTIL THE CONCLUSION OF
THE NEXT ANNUAL GENERAL MEETING AT WHICH THE ANNUAL REPORT AND ACCOUNTS ARE LAID.

PROPOSAL 7—AUTHORIZATION OF THE BOARD OR THE AUDIT COMMITTEE TO DETERMINE THE REMUNERATION OF DELOITTE LLP AS OUR U.K. STATUTORY AUDITOR

Under the Act, the remuneration of our U.K. statutory auditor must be fixed in a general meeting or in such manner as may be determined in a general meeting.

We are asking our shareholders to authorize the Board to determine the remuneration of Deloitte LLP in its capacity as our U.K. statutory auditor. It is proposed that, going forward, the Board would delegate this authority to determine the remuneration of our U.K. statutory auditor to the Audit Committee in accordance with the Board's procedures and applicable law.

The following resolution is submitted for shareholder vote at the Annual Meeting:

"RESOLVED, that the directors on the board of, or the Audit Committee of, Venator Materials PLC be, and they hereby are, authorized to determine Deloitte LLP's remuneration as Venator Materials PLC's U.K. statutory auditor."

THE BOARD RECOMMENDS A VOTE "FOR" THE AUTHORIZATION OF THE BOARD OR
THE AUDIT COMMITTEE TO DETERMINE THE REMUNERATION OF
DELOITTE LLP AS OUR U.K. STATUTORY AUDITOR.

PROPOSAL 8—AUTHORIZE VENATOR AND ITS SUBSIDIARIES TO MAKE POLITICAL DONATIONS AND INCUR POLITICAL EXPENDITURE

Part 14 of the Act prohibits our company and our subsidiaries from making a political donation to a political party, a political organization or an independent election candidate, or from incurring political expenditure, unless the donation or expenditure is authorized by way of a shareholder resolution.

We maintain a policy prohibiting donations to political organizations or incurring political expenditure without Board approval. However, as a result of the wide definition in the Act of matters constituting political donations and political expenditure, we nevertheless wish to ensure that neither our company, nor any company that is or becomes a subsidiary at any time during

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which the period for which this resolution is effective, inadvertently makes a political donation or incurs political expenditure which would breach the Act. We are therefore asking shareholders to provide authorization in the event of a donation or expenditure that would require prior shareholder approval under the Act.

This proposal does not purport to authorize any particular donation or expenditure but is expressed in general terms as required by the Act.

For the purposes of this proposal, "political donation," "political parties," "independent election candidates," "political organization" and "political expenditure" have the meanings given to them in sections 363 to 365 of the Act.

The following resolution is submitted for shareholder vote at the Annual Meeting:

"RESOLVED, that Venator Materials PLC (and any company that is or becomes its subsidiary at any time during which the period for which this resolution is effective), in accordance with sections 366 and 367 of the U.K. Companies Act 2006, be, and each hereby is, authorized to:

•
make political donations to political parties or independent election candidates not exceeding $150,000 in aggregate;

•
make political donations to political organizations other than political parties not exceeding $150,000 in aggregate; and

•
incur political expenditure not exceeding $150,000 in the aggregate,

during the period beginning on the date of the passing of this resolution and expiring at our next annual general meeting, provided that the maximum amounts referred to above may comprise sums in different currencies which shall be converted at such rate as our Board may, in their absolute discretion, determine to be appropriate."

If this proposal is approved at the Annual Meeting, our company (and any company that is or becomes its subsidiary at any time during which the period for which this resolution is effective) will be permitted to make political donations or to incur political expenditure up to the aggregate amounts identified above until our next annual general meeting.

If this proposal does not receive the required shareholder approval at the Annual Meeting, we will continue to endeavor to ensure that our company and our subsidiaries do not inadvertently commit any breaches of Part 14 of the Act.

THE BOARD RECOMMENDS A VOTE "FOR" THE AUTHORIZATION OF VENATOR AND ITS SUBSIDIARIES
TO MAKE POLITICAL DONATIONS AND INCUR POLITICAL EXPENDITURE.

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2020 ANNUAL GENERAL MEETING

SHAREHOLDER PROPOSALS TO BE INCLUDED IN NEXT YEAR'S PROXY STATEMENT

Pursuant to the various rules promulgated by the SEC, shareholders interested in submitting a proposal for inclusion in our proxy materials and for presentation at the 2020 annual general meeting may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. In general, to be eligible for inclusion in our proxy materials, shareholder proposals must be received by our Corporate Secretary at our principal executive offices, located at Titanium House, Hanzard Drive, Wynyard, TS22 5FD, United Kingdom, no later than Thursday, December 26, 2019.

DIRECTOR NOMINATIONS AND SHAREHOLDER PROPOSALS FOR PRESENTATION AT THE 2020 ANNUAL GENERAL MEETING

Shareholder Nominations and Proposals under our Articles of Association

Our Articles provide for an advance notice procedure outside of Rule 14a-8 for shareholders who wish to nominate persons for election to the Board or propose business to be properly brought before the 2020 annual general meeting, notice of such nominations and proposals must be delivered to our Corporate Secretary (c/o Corporate Secretary, Venator Materials PLC, Titanium House, Hanzard Drive, Wynyard, TS22 5FD, United Kingdom or to CorporateSecretary@venatorcorp.com) not earlier than the close of business on the 120th calendar day prior to the anniversary of the Annual Meeting nor later than the close of business on the 90th calendar day prior to the anniversary of the Annual Meeting. In other words, any notice given by or on behalf of a shareholder pursuant to our Articles (and not pursuant to Rule 14a-8 under the Exchange Act) must be submitted to our Corporate Secretary no earlier than Tuesday, February 11, 2020 and no later than Friday, March 13, 2020.

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If the date of our 2020 annual general meeting changes by more than 30 calendar days before June 11, 2020 or more than 70 calendar days after June 11, 2020, then shareholder nominations and proposals must be received not earlier than the close of business on the 120th calendar day prior to the date of the 2020 annual general meeting and not later than the close of business on the later of (i) the 90th calendar day prior to the date of the 2020 annual general meeting or (ii) if the first public announcement of our 2020 annual general meeting is less than 100 days prior to the date of the 2020 annual general meeting, the 10th calendar day following the calendar day on which public announcement of the date of the 2020 annual general meeting is first made by us.

We advise our shareholders to review our Articles, specifically Article 46, which contain further information about, and additional requirements of, shareholder nominations and proposals.

Shareholder Nominations and Proposals under the Act

In addition to Rule 14a-8 and our Articles, the Act, specifically section 338 thereof, provides that (i) shareholders representing 5% or more of the total voting rights of all shareholders (excluding voting rights attached to any treasury shares) or (ii) 100 or more persons (being either (A) members who have a right to vote at the 2020 annual general meeting and hold shares in our company on which there has been paid up an average sum, per shareholder, of at least £100 or (B) persons satisfying the requirements set out in section 153(2) of the Act) have the right to require us to give shareholders notice of a resolution which may properly be moved and is intended to be moved at the 2020 annual general meeting.

Such requests, made by the requisite number of shareholders, must be received by us not later than six weeks before the 2020 annual general meeting or, if later, the date at which notice of the 2020 annual general meeting is given. In addition, requests may be in hard copy form or in electronic form, must identify the resolution of which notice is to be given and must be authenticated by the person or persons making it.

Requests are to be submitted to our Corporate Secretary (c/o Corporate Secretary, Venator Materials PLC, Titanium House, Hanzard Drive, Wynyard, TS22 5FD, United Kingdom or to CorporateSecretary@venatorcorp.com).

Pursuant to section 338 of the Act, a resolution will not be moved if (i) it would, if passed, be ineffective (whether by reason of inconsistency with any enactment or our constitution or otherwise); (ii) it is defamatory of any person; or (iii) it is frivolous or vexatious.

For additional information about shareholder nominations and proposals, see "Corporate Governance—Director Nomination Process."

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PART 8	ADDITIONAL INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding beneficial ownership of our ordinary shares as of April 15, 2019 by:

•
each person who we know owns beneficially more than 5% of our ordinary shares;

•
each of our directors and nominees;

•
each of our NEOs; and

•
all of our executive officers and directors as a group.

Under the regulations of the SEC, shares are generally deemed to be "beneficially owned" by a person if the person directly or indirectly has or shares voting power or investment power (including the power to dispose) over the shares, whether or not the person has any pecuniary interest in the shares, or if the person has the right to acquire voting power or investment power of the shares within 60 days, including through the exercise of any option, warrant or right. In accordance with the regulations of the SEC, in computing the number of ordinary shares beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all ordinary shares subject to options or other rights held by the person that are currently exercisable or exercisable within 60 days of April 15, 2019. We did not deem such shares outstanding, however, for the purpose of determining the shareholders entitled to notice of or to vote at the Annual Meeting.

	Ordinary shares Beneficially Owned(1)

Name of Beneficial Owner	Shares	Percent(2)

5% OR MORE BENEFICIAL OWNERS:

Huntsman Corporation(3)	52,118,568	48.9%

Point72 Asset Management, L.P.(4)	8,489,618	8.0%

Adage Capital Partners, L.P.(5)	5,919,241	5.6%

Morgan Stanley(6)	5,692,316	5.3%

DIRECTORS AND EXECUTIVE OFFICERS

Peter R. Huntsman(7)	41,615	*

Sir Robert J. Margetts(7)	31,615	*

Douglas D. Anderson(7)	31,615	*

Daniele Ferrari(7)	31,615	*

Kathy D. Patrick(8)	56,169	*

Simon Turner(9)	220,017	*

Kurt Ogden(10)	90,757	*

Russ Stolle(11)	96,881	*

Mahomed Maiter(12)	67,513	*

ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (11 persons)(13)	705,729	*

*
Less than 1%

(1)
The address of each beneficial owner is c/o Venator Materials PLC, Titanium House, Hanzard Drive, Wynyard, TS22 5FD, United Kingdom and such beneficial owner has sole voting and dispositive power over such shares.

(2)
Based upon an aggregate of 106,558,572 ordinary shares outstanding on April 15, 2019.

(3)
As reported in Schedule 13G/A filed with the SEC on January 28, 2019. Represents ordinary shares held of record by Huntsman Holdings. Huntsman Holdings is a subsidiary owned by (i) Huntsman International LLC ("Huntsman International"), which is a direct wholly-owned subsidiary of Huntsman, and

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  (ii) Huntsman International Financial LLC, which is a direct wholly-owned subsidiary of Huntsman International. The address of Huntsman Corporation is 10003 Woodloch Forest Drive, The Woodlands, Texas, 77380.

(4)
As reported in Schedule 13G/A filed with the SEC on February 14, 2019. Based on such 13G/A filing, Point72 Asset Management, L.P. has sole voting power over 0 shares, shared voting power over 8,489,618 shares, sole dispositive power over 0 shares and shared dispositive power over 8,489,618 shares. Point72 Capital Advisors, Inc. has sole voting power over 0 shares, shared voting power over 8,489,618 shares, sole dispositive power over 0 shares and shared dispositive power over 8,489,618 shares. Cubist Systematic Strategies, LLC has sole voting power over 0 shares, shared voting power over 36,556 shares, sole dispositive power over 0 shares and shared dispositive power over 36,556 shares. Point72 Hong Kong Limited has sole voting power over 0 shares, shared voting power over 187 shares, sole dispositive power over 0 shares and shared dispositive power over 187 shares. Steven A. Cohen has sole voting power over 0 shares, shared voting power over 8,526,361 shares, sole dispositive power over 0 shares and shared dispositive power over 8,526,361 shares. The address of Point72 Asset Management, L.P. is 200 Clarendon Street, 52nd floor, Boston, Massachusetts 02116.

(5)
As reported in Schedule 13G filed with the SEC on March 4, 2019. Based on such 13G filing, Adage Capital Partners, L.P. has sole voting power over 0 shares, shared voting power over 5,919,241 shares, sole dispositive power over 0 shares and shared dispositive power over 5,919,241 shares. The address of Adage Capital Partners, L.P. is 72 Cummings Point Road, Stamford, CT 06902.

(6)
As reported in Schedule 13G/A filed with the SEC on February 13, 2019. Based on such 13G/A filing, Morgan Stanley has sole voting power over 0 shares, shared voting power over 5,514,209 shares, sole dispositive power over 0 shares and shared dispositive power over 5,692,316 shares. Morgan Stanley Capital Services LLC has sole voting power over 0 shares, shared voting power over 5,514,048 shares, sole dispositive power over 0 shares and shared dispositive power over 5,514,048 shares. The address of Morgan Stanley is 1585 Broadway New York, NY 10036.

(7)
Includes 31,615 vested share units, the shares underlying which will be deliverable upon termination of service.

(8)
Includes 31,669 vested share units, the shares underlying which will be deliverable upon termination of service.

(9)
Includes options to purchase 154,046 shares of common stock that are exercisable within 60 days of April 15, 2019.

(10)
Includes options to purchase 70,846 shares of common stock that are exercisable within 60 days of April 15, 2019.

(11)
Includes options to purchase 75,639 shares of common stock that are exercisable within 60 days of April 15, 2019.

(12)
Includes options to purchase 56,247 shares of common stock that are exercisable within 60 days of April 15, 2019.

(13)
Includes options to purchase a total of 388,446 shares of common stock that are exercisable within 60 days of April 15, 2019, and a total of 158,129 vested share units, the shares underlying which will be delivered to the applicable holder upon termination of service.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

POLICIES AND PROCEDURES

Effective August 1, 2017, the Board adopted a Related Party Transactions Policy, which includes the procedures for review, approval and monitoring of transactions involving our company and "related persons" (directors, executive officers, shareholders owning five percent or greater of our ordinary shares, or their respective immediate family members). The policy covers any transaction involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest.

The Compensation Committee reviews and approves any compensation paid to family members of directors and executive officers. All other related person transactions must be approved by the Audit Committee, which approves the transaction only if it determines that the transaction is in, or is not inconsistent with, our interests. In evaluating the transaction, the Audit Committee considers all relevant factors, including as applicable (1) the benefit to us in entering into the transaction; (2) the alternatives to entering into a related person transaction; and (3) whether the transaction is on terms comparable to those available to third parties. If a director is involved in the transaction, he or she is recused from all discussions and decisions about the transaction. The transaction must be approved in advance of its consummation. The Audit Committee periodically monitors the transaction to ensure that there are no changed circumstances that would render it advisable, or not inconsistent with such circumstances, to amend or terminate the transaction and reviews the transaction annually to determine whether it continues to be in our interests.

The Audit Committee approved all transactions described below, in accordance with the Related Party Transactions Policy, and continues to monitor arrangements described below consistent with the Related Party Transactions Policy.

TRANSACTIONS

Our Relationship with Huntsman Corporation

Prior to the Separation, all of our outstanding ordinary shares were indirectly owned by Huntsman Corporation. Currently, Huntsman Corporation, through a wholly owned subsidiary, owns approximately 49% of our outstanding ordinary shares.

This section provides a summary description of agreements entered into between Huntsman Corporation and us in connection with the Separation and our relationship with Huntsman Corporation in 2018. This description of the agreements between

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Huntsman Corporation and us is a summary and, with respect to each such agreement, is qualified by reference to the terms of the agreement, each of which has been filed with the SEC. We urge you to read the full text of these agreements. We entered into these agreements with Huntsman Corporation immediately prior to the completion of the Separation; accordingly, we entered into these agreements with Huntsman Corporation in the context of our relationship as a wholly-owned subsidiary of Huntsman Corporation. Huntsman Corporation determined the terms of these agreements, which may be more or less favorable to us than if they had been negotiated with unaffiliated third parties.

Separation Agreement

The separation agreement between Huntsman Corporation and our company governs the treatment of all aspects relating to indemnification (other than for tax matters) and insurance, and generally provides for cross-indemnities principally designed to place financial responsibility for the obligations and liabilities of our business with us and financial responsibility for the obligations and liabilities of the remaining Huntsman Corporation businesses with Huntsman Corporation. The separation agreement also establishes procedures for handling claims subject to indemnification and related matters. We and Huntsman Corporation also generally released each other from all claims and liabilities between Huntsman Corporation and its subsidiaries on the one hand and us and our subsidiaries on the other hand arising prior to the Separation, including in connection with the activities to implement the separation (other than claims arising under the transaction agreements), including the indemnification provisions described above or as expressly provided otherwise in the transaction agreements.

Transition Services Agreement

We also entered into a transition services agreement with Huntsman Corporation pursuant to which Huntsman Corporation provides us with certain services and functions for a limited time following the Separation that the we have historically shared. These services initially included administrative, payroll, human resources, data processing, EHS, financial audit support, financial transaction support, marketing support and other support services, information technology systems and various other corporate services. The services provided cover all necessary services that were provided by Huntsman Corporation to us prior to the Separation. Huntsman Corporation may also provide us with additional services that we and Huntsman Corporation may identify from time to time. While the services provided by Huntsman Corporation support our businesses, we retain the right to control and direct all of our operations.

In general, the services began following the Separation and covered a period not expected to exceed 24 months. We are allowed to terminate individual services early as we become able to operate our businesses without those services and have phased out a majority of these services. During 2018, we paid $5.16 million to Huntsman Corporation in connection with transition services they provided to us.

Tax Matters Agreement

The tax matters agreement governs the respective rights, responsibilities, and obligations of Huntsman Corporation and us with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings, and other matters regarding taxes.

In general, pursuant to the tax matters agreement:

•
We are responsible for any taxes due with respect to tax returns that include only us and/or our subsidiaries. Huntsman Corporation is responsible for any taxes due with respect to tax returns that include only Huntsman Corporation and/or its subsidiaries (excluding us and our subsidiaries). We are responsible for, and indemnify Huntsman Corporation for, taxes attributable to the operations of our businesses prior to the internal reorganization and the Separation reflected on a tax return filed by Huntsman Corporation.

•
We and Huntsman Corporation agreed to cooperate in the preparation of tax returns, refund claims and conducting tax audits concerning matters covered by the agreement.

•
We and Huntsman Corporation were assigned responsibilities for administrative matters, such as the filing of tax returns, payment of taxes due, retention of records and conduct of audits, examinations, and similar proceedings. Huntsman Corporation generally controls tax returns that include both its businesses and our businesses and any disputes relating to such tax returns.

•
Huntsman Corporation is responsible for any sales, use, transfer, registration, documentary, stamp or similar taxes applicable to, or resulting from, the internal reorganization or the sale of our shares in connection with the Separation.

In addition, for U.S. federal income tax purposes Huntsman Corporation recognized a gain as a result of the internal restructuring and the Separation to the extent the fair market value of the assets associated with our U.S. businesses exceeded

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the basis of such assets for U.S. federal income tax purposes at the time of the Separation. As a result of such gain recognized, the basis of the assets associated with our U.S. businesses increased. This basis step-up gave rise to a deferred tax asset of $77 million that we recognized for the quarter ended September 30, 2017. Due to the 2017 Tax Act's reduction of the U.S. federal corporate income tax rate from 35% to 21%, the basis step-up gives rise to a deferred tax asset of $36 million that we recognized for the year ended December 31, 2017. Pursuant to the tax matters agreement entered into at the time of the Separation, we are required to make a future payment to Huntsman Corporation for any actual U.S. federal income tax savings we recognize as a result of any such basis increase for tax years through December 31, 2028. For the quarter ended September 30, 2017 we estimated (based on a value of our U.S. businesses derived from the Separation price of our ordinary shares and current tax rates) that the aggregate future payments required by this provision were expected to be approximately $73 million. During the fourth quarter of 2017, we revised our third quarter estimate to $68 million and recorded the change in the provision against net changes in parent company's investments and advances within our total equity. Due to the 2017 Tax Act's reduction of the U.S. federal corporate income tax rate, we recognized that the aggregate future payments required by this provision are expected to be approximately $34 million. We have recognized a noncurrent liability for this amount as of December 31, 2017 and 2018. Moreover, any subsequent adjustment asserted by U.S. taxing authorities could increase the amount of gain recognized and the corresponding basis increase, and could result in a higher liability for us under the tax matters agreement.

Registration Rights Agreement

In connection with the Separation, we entered into a Registration Rights Agreement with the selling shareholder and Huntsman International. Pursuant to the Registration Rights Agreement, we agreed to register the sale of our ordinary shares owned by the selling shareholder under certain circumstances.

Demand Rights

The selling shareholder and Huntsman International (or their permitted transferees) have the right to require us by Huntsman Corporation (or its permitted transferees) have the right to require us by written notice to prepare and file a registration statement registering the offer and sale of a certain number of the ordinary shares they own. Generally, we are required to provide notice of the request to certain other holders of our ordinary shares who may, in certain circumstances, participate in the registration. Subject to certain exceptions, we are not obligated to effect a demand registration within 90 days after the closing of any underwritten offering of ordinary shares. Further, we are not obligated to effect more than a total of eight demand registrations.

We are also not obligated to effect any demand registration in which the anticipated aggregate offering price for our ordinary shares included in such offering is less than $25 million. To the extent we are eligible to effect a registration on Form S-3, any such demand registration may be for a shelf registration statement. We are required to use reasonable best efforts to maintain the effectiveness of any such registration statement until the earlier of (i) 180 days (or five years in the case of a shelf registration statement) after the effective date thereof or (ii) the date on which all ordinary shares covered by such registration statement have been sold (subject to certain extensions).

In addition, Huntsman Corporation (or its permitted transferees) has the right to require us, subject to certain limitations, to effect a distribution of any or all of the ordinary shares it or they own by means of an underwritten offering.

Piggyback Rights

Subject to certain exceptions, if at any time we propose to register an offering of ordinary shares or conduct an underwritten offering, whether or not for our own account, then we must notify the selling shareholder and Huntsman International (or their permitted transferees) of such proposal to allow them to include a specified number of the ordinary shares they own in that registration statement or underwritten offering, as applicable.

Conditions and Limitations; Expenses

These registration rights are subject to certain conditions and limitations, including the right of the underwriters to limit the number of shares to be included in a registration and our right to delay or withdraw a registration statement under certain circumstances. We will generally pay all registration and offering expenses of the selling shareholder, other than underwriting discounts and commissions, in connection with our obligations under the Registration Rights Agreement, regardless of whether a registration statement is filed or becomes effective.

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OTHER INFORMATION

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 11, 2019:

The Notice of Annual General Meeting of Shareholders, the Proxy Statement for the 2019 Annual General Meeting of Shareholders and the U.S. 2018 Annual Report are available at https://materials.proxyvote.com/G9329Z.

We may send a single set of proxy material, and other shareholder communications to any household at which two or more shareholders reside unless we have received contrary instructions from those shareholders. This process is called "householding." This reduces duplicate mailings and saves printing and postage costs as well as natural resources. The proxy materials and other shareholder communications may be householded based on your prior express or implied consent. If you wish to receive a separate copy of our proxy materials for each shareholder sharing your address in the future, please contact us by mail in care of Broadridge Financial Solutions, Inc., Householding Department at 51 Mercedes Way, Edgewood, New York, 11717, or by calling 1-800-542-1061, and we will promptly deliver to you the requested material. If you are receiving multiple copies and would like to receive a single copy, or if you would like to opt out of this householding practice for future mailings, please contact your broker, bank or other nominee.

Shareholders should direct communications regarding change of address, transfer of stock ownership or lost stock certificates by mail to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, or by telephone at 1-866-644-4127. Computershare may also be reached through its website at www.computershare.com.

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APPENDIX A

Company Registration No. 10747130

VENATOR MATERIALS PLC

Annual Report and Financial Statements

For the year ended 31 December 2018

Venator Materials PLC

Annual Report and Financial Statements for the year ended 31 December 2018

CONTENTS

Page
Parent Company Information	A-1
UK Financial Documents	A-2
Strategic Report	A-3 - A-7
Directors' Report	A-8 - A-10
Greenhouse Gas Emissions Report	A-11 - A-12
Directors' Responsibilities Statement	A-13
Directors' Remuneration Report	A-14 - A-23
Independent Auditor's Report	A-24 - A-30
Balance Sheet (Parent Company)	A-31
Statement of Changes in Equity (Parent Company)	A-32
Notes to the Financial Statements (Parent Company)	A-33 - A-50
Additional Note Disclosures Relevant to the Group	A-51 - A-52
Appendix 1 (Form 10-K) (As Filed—Not Attached Herewith)

Venator Materials PLC

PARENT COMPANY INFORMATION

Directors

Executive
S Turner
 Non-Executive
P Huntsman
R Margetts
D Ferrari
D D Anderson
K Patrick

Company Secretary

R R Stolle

Registered Office

Titanium House
Hanzard Drive
Wynyard Park
Stockton on Tees
England
TS22 5FD

Principal Bankers

J P Morgan Chase Bank
1 Chaseside
Bournemouth
Dorset
BH7 7DA

Principal Solicitors

Womble Bond Dickinson (UK) LLP
St Ann's Wharf
112 Quayside
Newcastle upon Tyne
NE1 3DX

Auditor

Deloitte LLP
Statutory Auditor
Leeds
United Kingdom

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Venator Materials PLC

UK FINANCIAL DOCUMENTS

Introduction

Venator Materials PLC is a public limited company incorporated under the laws of England and Wales and is listed on the New York Stock Exchange. To meet US reporting requirements, the company is required to file the Form 10-K with the SEC which is prepared in accordance with US GAAP. To meet UK statutory reporting requirements, the company is required to file UK consolidated accounts. Venator Materials PLC is applying Statutory Instrument (SI) 2015/1675, which allows the option to adopt US GAAP for the first 4 years of incorporation in relation to the preparation and filing of consolidated financial statements in the UK. The contents of this Annual Report and financial statements are, as follows:

•
UK Statutory Strategic Report

•
UK Statutory Director's Report

•
Greenhouse Gas Emissions Report

•
Directors' Responsibilities Statement

•
Directors' Remuneration Report

•
Independent Auditor's Report to the Members of Venator Materials PLC

•
Venator Materials PLC Parent Company Financial Statements

•
Additional Note Disclosures Relevant to the Group

•
Form 10-K—Group Consolidated Financial Statements

The "Annual Report", as mentioned throughout these UK financial documents, comprises of the reports listed above. For purposes of the UK Annual Report, the Company's 2018 Proxy Statement and the exhibits to the Form 10-K are not incorporated by reference. The Annual Report on Form 10-K is also included in this set of Accounts.

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Venator Materials PLC

STRATEGIC REPORT

Where the requirements of the strategic report in accordance with the Companies Act 2006 have been met in the Form 10-K, details of this have been provided in the table below and referenced to the Form 10-K accordingly. Additional requirements which are not met by the Form 10-K have been disclosed separately at the end of the strategic report. Form 10-K is attached in Appendix 1, and forms part of this report by cross reference.

Required item in the Strategic Report	Where information can be found in the Annual Report on Form 10-K

A fair review of the group's business, including use of KPI's	Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations.

A description of the principal risks and uncertainties	Part I, Item 1A. Risk Factors

Information on environmental matters (including the impact of the group's business on the environment)	Part I, Item 1. Business—Environmental, Health & Safety Matters and Environmental, Health & Safety Systems

Information about the group's employees	Part I, Item 1. Business—Employees

Information about social, community and human rights issues	Part I, Item 1. Business—Availability of Information for Shareholders

Part I, Item 1. Business—Executive Officers of the Registrant

Part III, Item 10. Directors, Executive Officers and Corporate Governance

Venator group ensures it abides by it's Business Conduct Guidelines, a copy of which are available on the group's website—www.venatorcorp.com.

In 2018 Venator launched two community funds in the UK to support groups promoting innovation and team work, two core Venator values, near to its global headquarters in Wynyard. The Together Fund inspiring teamwork and the Bright Ideas Fund inspiring innovation through ideas in science, engineering, technology and maths.

Description of the group's strategy	Part I, Item 1. Business—Overview

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Required item in the Strategic Report	Where information can be found in the Annual Report on Form 10-K

Description of the group's business model

Business Model cross references to Form 10-K:
Part I—Item 1—Business:
Who are we?
What do we do?
What market do we operate in?
What do we sell?
What is our unique selling point?
How does the business operate?
What makes us different to our peers?
How do we generate value for shareholders over the long and short term?
What are our key resources?—to generate income (page 6); key assets (page 9); people resources (page 15)
How is the business sustainable?—(page 13 environmental, page 15 employees)
Part I—Item 1A—Risk Factors:
How do we identify and manage our risks?
Part I—Item 2—Properties:
Where are we based?
Part I—Item 7—Management's Discussions and Analysis of Financial Condition and Results of Operations:
How do we generate value for shareholders over the long and short term?
How do we measure our success?—(pages 45 to 47)
What capital do we need to run our business?—(page 44 for annual outflow for capex; page 68 for equity and page 84 for debt arrangements)

Future developments / outlook	Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations—Recent Trends and Outlook

Principal risks and uncertainties: Brexit	Part I, Item 1A. Risk Factors—"Economic conditions and regulatory changes following the UK's likely exit from the EU could adversely impact our operations, operating results and financial condition"
There have been no significant additional effects of Brexit since the initial leave date of 29 March 2019 has passed.

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Required item in the Strategic Report	Where information can be found in the Annual Report on Form 10-K

Financial Risks: Price Risk	Part I, Item 1A. Risk Factors—"Our industry is affected by global economic factors, including risks associated with volatile economic conditions."

Part I, Item 1A.
Risk Factors—"Significant price volatility or interruptions in supply of raw materials and energy may result in increased costs that we may be unable to pass on to our customers, which could reduce our profitability."

Part I, Item 1A.
Risk Factors—"The industries in which we compete are highly competitive, and we may not be able to compete effectively with our competitors that have greater financial resources or those that are vertically integrated, which could have a material adverse effect on our business, results of operations and financial condition."

Part I, Item 1A. Risk Factors—"The market for many of our TiO2 products is cyclical and volatile, and we may experience depressed market conditions for such products."

Part I, Item 1A. Risk Factors—"Our operations involve risks that may increase our operating costs, which could reduce our profitability."

Financial Risks: Credit Risk	Part I, Item 1A.
Risk Factors—"Financial difficulties and related problems experienced by our customers, vendors, suppliers and other business partners could have a material adverse effect on our business."

Part I, Item 1A.
Risk Factors—"Our customers, prospective customers, suppliers or other companies with whom we conduct business may need assurances that our financial stability is sufficient to satisfy their requirements for doing or continuing to do business with them."

Part I, Item 1A.
Risk Factors—"Our indebtedness is substantial and a significant portion of our indebtedness is subject to variable interest rates. Our indebtedness may make us more vulnerable to economic downturns and may limit our ability to respond to market conditions, to obtain additional financing or to refinance our debt. We may also incur more debt in the future."

Part II, Item 8. Financial Statements and Supplementary Data Note 14—Debt

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Required item in the Strategic Report	Where information can be found in the Annual Report on Form 10-K

Financial Risks: Liquidity Risk	Part I, Item 1A.
Risk Factors—"The industries in which we compete are highly competitive, and we may not be able to compete effectively with our competitors that have greater financial resources or those that are vertically integrated, which could have a material adverse effect on our business, results of operations and financial condition."

Part I, Item 1A. Risk Factors—"Our operations, financial condition and liquidity could be adversely affected by legal claims against us, including antitrust claims."

Part I, Item 1A. Risk Factors—"Disruptions in production at our manufacturing facilities, may have a material adverse impact on our business, results of operations and/or financial condition."

Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources.

Financial Risks: Cash Flow Risk	Part I, Item 1A. Risk Factors—"The market for many of our TiO2 products is cyclical and volatile, and we may experience depressed market conditions for such products."

Part I, Item 1A. Risk Factors—"Disruptions in production at our manufacturing facilities, may have a material adverse impact on our business, results of operations and/or financial condition."

Part I, Item 1A.
Risk Factors—"Significant price volatility or interruptions in supply of raw materials and energy may result in increased costs that we may be unable to pass on to our customers, which could reduce our profitability."

Part I, Item 1A.
Risk Factors—"Our indebtedness is substantial and a significant portion of our indebtedness is subject to variable interest rates. Our indebtedness may make us more vulnerable to economic downturns and may limit our ability to respond to market conditions, to obtain additional financing or to refinance our debt. We may also incur more debt in the future."

The financial risk management objectives and policies of the entity, including the policy for hedging each major type of forecasted transaction for which hedge accounting is used	Part II, Item 8. Financial Statements and Supplementary Data Note 15—Debt Note 17—Derivative Instruments and Hedging Activities

Disability	Part I, Item 1. Business—Employees

Diversity	Part I, Item 1. Business—Employees Also see Employee Gender Diversity disclosure under 'Certain Note Disclosures Relevant to the Group'.

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Other information required within the Strategic Report which is not included in Form 10-K.

Key Performance Indicators (KPI's)

Venator's key performance indicators allow the business to measure both the financial value created for its stakeholders and the strategic value in growing the business and delivering on its purpose.

The directors consider that the Venator group has the following financial and non financial KPI's as a measure of its performance and position:

Financial KPI's

	2018	2017
Revenues	$2,265m	$2,209m
Adjusted EBITDA	$436m	$395m
Diluted (loss) earnings per share	(1.53)	1.26

These are considered to be the key financial KPI's for the Venator group because to investors, analysts and management they are strong indicators of the performance of the business and the market in which it operates.

For further details on the calculation of the above financial measures please refer to Form 10-K (see sections noted below):

Revenues—For further details regarding the movement in revenues—Part II, Item 7—Management's Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations (Total revenue page 48, Segmental revenue pages 49-52).

Adjusted EBITDA—For the reconciliation of net (loss) / income to adjusted EBITDA—Part II, Item 7—Management's Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations (Total adjusted EBITDA page 45, Segmental EBITDA pages 49-52).

Diluted (loss) earnings per share—For the reconciliation of net (loss) / income to adjusted net income / (loss) attributable to Venator Materials PLC ordinary shareholders and the diluted (loss) earnings per share—Part II, Item 7—Management's Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations (page 46).

Non-financial KPI's

	2018	2017
Total number of recordable injuries	34	44
Recordable injury frequency rate	0.6	0.76
Total number of process incidents	8	8
Process safety severity index rate	0.7	0.86

These are considered to be the key non financial KPI's for the Venator group because one of the core values of Venator is zero harm, with the business focusing strongly on the safety of its associates and contractors operating on its sites and minimising the risks to them. Recordable injuries are reported and tracked as a key KPI within the business.

The process safety and personal safety KPI's were in line with our improvement targets for 2018. The year on year improvement that we have seen is largely due to our continued engagement, education and involvement of our teams in our Zero Harm programme, in addition to successful implementation of our EHS capital improvement projects.

Approval

This report was approved by the board of directors on 17 April 2019 and signed on its behalf by:

Simon Turner	Russell R. Stolle
Chief Executive Officer	Secretary
17 April 2019	17 April 2019

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Venator Materials PLC

DIRECTORS' REPORT

The directors present their report on the group for the year ended 31 December 2018.

Where the requirements of the directors' report in accordance with the Companies Act 2006 have been met in the Form 10-K, details of this have been provided in the table below and referenced to the Form 10-K accordingly. Additional requirements which are not met by the Form 10-K have been disclosed separately at the end of the directors' report. Form 10-K is attached in Appendix 1, and forms part of this report by cross reference.

Required item in the Directors' Report	Where information can be found in the Annual Report on Form 10-K

Describe the principal activities of the group	Part I, Item 1. Business—Overview

Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations—Executive summary

Indication of the likely future developments of the group's business	Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations—Recent Trends & Outlook

Details of the recommended dividend	Part II, Items 5. Market for Registrant's Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities—Dividend Policy

Level of political donations and political expenditure	None

Important post balance sheet events requiring disclosure	None

Names of all directors	See disclosure below on directors of Venator Materials PLC

A statement is required describing the action that has been taken during the period to introduce, maintain or develop arrangements aimed at involving UK employees in the entity's affairs	Part I, Item 1. Business—Employees

Disclosures on purchases of own shares during the year	None

The quantity of emissions in tonnes of carbon dioxide equivalent from activities for which that group is responsible	Part I, Item 1. Business—Environmental, Health & Safety Systems Also see GHG Emissions Disclosure following on from the directors' report

Disability	Part I, Item 1. Business—Employees

The financial risk management objectives and policies of the entity, including the policy for hedging each major type of forecasted transaction for which hedge accounting is used	Part II, Item 8. Financial Statements and Supplementary Data Note 15—Debt Note 17—Derivative Instruments and Hedging Activities

Branches outside the UK	See Note 11 to Venator Materials PLC company financial statements

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Other information required within the Directors' Report which is not included in Form 10-K

Indication of the group's research and development activities

Venator supports its businesses with a major commitment to research and development (R&D), technical services and process engineering improvement. Venator believes innovation is critical in providing customer satisfaction and in maintaining sustainability and competitiveness in markets in which it participates. The Venator R&D and technical services facilities are in Wynyard, UK and Duisburg, Germany. Much of the R&D is focused on solutions that address significant emerging trends in the market.

Going concern

The group's business activities, together with the factors likely to affect its future development, performance and position are set out in the strategic report on pages 3 to 7. The strategic report also sets out the principal risks and uncertainties facing the group.

The directors have considered the Group's current and future prospects, risks and uncertainties, and its availability of financing, and are satisfied that the Group can continue to pay its liabilities as they fall due for a period of at least twelve months from the date of approval of these financial statements.

The directors are not aware of any circumstances that would impact on the ability of the group to remain in operation for the foreseeable future taking into account reasonably possible changes in trading performance. After making enquiries, the directors have a reasonable expectation that the group has adequate resources to continue in operational existence for the foreseeable future. Accordingly, the going concern basis is adopted in preparing the group Annual report and Financial statements.

Directors

The directors, who served throughout the period and up to the date of signing, are as follows:

Executive director:
Simon Turner—President and Chief Executive Officer

Non-executive directors:
Peter Huntsman—Chairman
Robert Margetts
Daniele Ferrari
Douglas Delano Anderson
Kathy Patrick

Executive secretary (non-director position)
Russell R. Stolle

All of the directors of the Parent company are proposed for re-election to the board at the AGM on 11 June 2019.

Each of the Directors, whose names are listed above confirm that, to the best of their knowledge:

•
the group financial statements, which have been prepared in accordance with US GAAP, give a true and fair view of the assets, liabilities, financial position and profit of the group; and

•
the Directors' report includes a fair review of the development and performance of the business and the position of the group, together with a description of the principal risks and uncertainties that it faces.

Statement on directors' third party indemnity provision

Venator Materials PLC made qualifying third party indemnity provisions for the benefit of its directors (as well as for the benefit of the directors of its subsidiaries) during the period, which remain in force at the date of this report.

Disclosure of information to auditor

In accordance with Section 418 of the Companies Act 2006, each director in office at the date the Director's Report is approved confirms that:

•
so far as the director is aware, there is no relevant audit information of which the group and parent company's auditor is unaware; and

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•
he/she has taken all the steps that he/she ought to have taken as a director in order to make himself/herself aware of any relevant audit information and to establish that the group and parent company's auditor is aware of that information.

Independent auditor

The auditor, Deloitte LLP, have indicated their willingness to continue in office, and a resolution that they be re-appointed will be proposed at the annual general meeting.

Substantial Shareholdings

At 31 December 2018, the following shareholders held 3% or more of the issued share capital of Venator Materials PLC.

Registered Shareholder	Shareholding

Huntsman Corporation	48.98%

Point72 Asset Management LP	7.08%

Morgan Stanley & Co. LLC	5.34%

Adage Capital Management LP	3.97%

Goldman Sachs & Co. LLC	3.20%

The directors are not aware that any other person, company or group of companies held 3% or more of the issued share capital of the company.

Capital Structure

The group's share capital is comprised of one class of ordinary shares of $0.001 each, the shares are listed on the New York Stock Exchange under the symbol "VNTR".

At 31 December 2018, 106,401,124 shares were in issue (2017: 106,271,712). The shares carry no rights to fixed income and each share carries the right to one vote at general meetings. All shares are fully paid.

The group's debt to equity ratio at 31 December 2018 is 1.91, compared to 1.58 at 31 December 2017. This increase in the proportion of debt financing relative to the group's equity in the year is the result of the increase in accumulated losses. The company is financed primarily through external financing in the form of a Term Loan, Senior Notes and an ABL revolving credit facility ("RCF"), which totals $1.05bn at 31 December 2018 (only $9.6mm of the $300mm ABL RCF was utilised at 31 December 2018; 2017: $13mm). Further information on the external financing is available in the 10k—Item 8—Financial Statements and Supplementary Data.

Approval

This report was approved by the board of directors on 17 April 2019 and signed on its behalf by:

Simon Turner	Russell R. Stolle
Chief Executive Officer	Secretary
17 April 2019	17 April 2019

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Venator Materials PLC

GREENHOUSE GAS EMISSIONS (GHG) REPORT

In compliance with the Environmental Reporting Guidelines: Including Mandatory Greenhouse Gas Emissions Reporting Guidance 1 June 2013, as stipulated by the Companies Act 2006, Venator Materials PLC (Venator) has calculated the greenhouse gas (GHG) emissions for the whole Venator group, for 2018. In early 2018, Venator calculated its GHG emissions for 2017, its first year of operation as a quoted company.

The period presented in the GHG reporting is the same annual period as covered by the directors' report—financial year 2018.

The method used is in line with the GHG Protocol Corporate Accounting and Reporting Standard. The organisational reporting boundary is based on Operational control.

In 2018, a materiality assessment for the other five categories, as outlined by the Environmental Reporting Guidelines, was also conducted against the Sustainability Accounting Standards Board (SASB) Materiality Map and GRI Foundation and selected Standards. The recommendations from the materiality assessment were that water and waste should also be reported therefore they are included in the reporting for 2018. Resource efficiency; emissions to air; land and water and biodiversity were not deemed to be material to Venator's operations.

This report constitutes Venator's mandatory statement for 2018, outlining Scope 1 & 2 GHG emissions, water consumption and waste generation alongside associated intensities. Comparatives for 2017 have also been included.

Scope 1 Emissions: These include emissions from activities owned or controlled by your organisation that release emissions into the atmosphere. They are direct emissions. Examples of Scope 1 emissions include emissions from combustion in owned or controlled boilers, furnaces, vehicles; emissions from chemical production in owned or controlled process equipment.

Scope 2 Emissions: These include emissions released into the atmosphere associated with your consumption of purchased electricity, heat, steam and cooling. These are indirect emissions that are a consequence of your organisation's activities, but which occur at sources you do not own or control.

Note: The calculation for intensity in 2018 uses production tonnes of all products including eco-products. In 2017 the intensities reported were calculated using production excluding eco-products, therefore to make the data comparable the 2017 intensities have been re-calculated to include eco-products. Total production across Venator sites in 2018 has been used as the denominator to calculate intensities.

GHG Emissions

Venator's Scope 1 and 2 GHG emissions and intensities against total production volume for 2017 are outlined in the table below:

	2018		2017

Emission Source*	GHG Emissions (tC02e)	GHG Emissions Intensity (tC02e/tonne)	GHG Emissions (tC02e)	GHG Emissions Intensity (tC02e/tonne)— restated

Scope 1 (Direct)	1,102,983	0.64	1,245,001	0.70

Scope 2 (Indirect)	387,285	0.23	403,857	0.22

Total	1,490,268	0.87	1,648,858	0.92

The greenhouse gas emissions of the group per unit of production have decreased in 2018 from 0.93 tC02e/tonne in 2017 to 0.87 tC02e/tonne in 2018.

*
Vehicle fuel use was excluded from the GHG footprint, as it was categorised as being De Minimis.

We have reported on all of the emission sources required under 'The Large and Medium Companies and Groups (Accounts and Reports) Regulations 2008' as amended in August 2013. We have used the GHG Protocol and emission factors from the UK Government's GHG Conversion Factors for 2018 to calculate the above disclosures. Comparative data for 2017 has been included from the prior period report.

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Water

2018		2017

Water Consumption (m3)	Water Intensity (m3 / tonne)	Water Consumption (m3)	Water Intensity (m3 / tonne)

114,548,168	66.70	120,554,415	67.42

Waste

	2018		2017

Waste Type	Waste Produced (tonnes)	Waste Intensity (tonne / tonne)	Waste Produced (tonnes)	Waste Intensity (tonne / tonne)

Hazardous Waste	425,802	0.25	99,516	0.05

Non-Hazardous Waste	723,602	0.42	815,708	0.46

Total	1,149,404	0.67	915,224	0.51

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 Venator Materials PLC

DIRECTORS' RESPONSIBILITIES STATEMENT

The Directors are responsible for preparing the Annual Report, in accordance with applicable law and regulations.

Company law requires the Directors to prepare financial statements for each financial year. Under that law, the Directors elected to prepare the Venator Materials PLC and subsidiaries ("Group") financial statements in accordance with accounting principles generally accepted in the United States of America ("US GAAP") and the Venator Materials PLC ("Parent company") financial statements in accordance with applicable law and United Kingdom Accounting Standards (United Kingdom Generally Accepted Accounting Practice), including Financial Reporting Standard 102 (FRS 102). Under company law, the Directors must not approve the accounts unless they are satisfied that they give a true and fair view of the state of affairs of the Group and the Parent company and of the profit or loss of the Group and Parent company for that period. In preparing these financial statements, the Directors are required to:

•
select suitable accounting policies and the apply them consistently;

•
make judgements and accounting estimates that are reasonable and prudent;

•
state whether US GAAP and applicable United Kingdom Generally Accepted Accounting Practice's including FRS 102, have been followed, subject to any material departures disclosed and explained in the Group financial statements, respectively;

•
prepare the financial statements on the going concern basis unless it is inappropriate to presume that the Group or Parent company will continue in business.

The Directors are responsible for keeping adequate accounting records that are sufficient to show and explain the Group's transactions and disclose with reasonable accuracy at any time the financial position of the Group and enable them to ensure that the financial statements comply with the Companies Act 2006. They are also responsible for safeguarding the assets of the Group and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

The Directors are responsible for the maintenance and integrity of the corporate and financial information included on the Group's website. Legislation in the United Kingdom governing the preparation and dissemination of financial statements may differ from legislation in other jurisdictions.

This responsibility statement was approved by the board of directors on 17 April 2019 and is signed on its behalf by:

Chief Executive Officer	Secretary
Simon Turner	Russell R. Stolle
17 April 2019	17 April 2019

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Venator Materials PLC

DIRECTORS' REMUNERATION REPORT

The information provided in this part of the Directors' Remuneration Report is not subject to audit.

Statement of the Chairman of the Compensation Committee

Welcome to the report of the Compensation Committee (the "Committee") of Venator Materials PLC (the "company" or "Venator"). This report, as required under the UK Regulations, covers the remuneration of the executive and non-executive directors of Venator. This report has been prepared solely for the purpose of compliance with the UK Companies Act and is separate from the 2019 Proxy Statement which will be filed with the SEC to meet the requirements of the SEC.

The Committee was formed immediately prior to the company's separation from Huntsman Corporation ("Huntsman") through an initial public offering of our ordinary shares (the "Separation"). Following the Separation on August 8, 2017, Venator began operating as a stand-alone, publicly traded company. The Committee is responsible for reviewing the remuneration policy for the non-executive directors and making a recommendation to the Board of Directors of the company (the "Board") for its approval. The Committee is also responsible for setting the remuneration policy for all executives, including any executive director. Our President and Chief Executive Officer, Simon Turner, (the "CEO") is the only current executive director. The Committee has established the framework for executive and director compensation at Venator as disclosed in the company's 2019 proxy statement and the directors' remuneration policy(which was approved by shareholders at the company's 2018 annual general meeting and can be found on the company's website in the Annual Report and Accounts attached as Appendix A to the company's 2018 definitive proxy statement). The remuneration policies and practices set out in this report are consistent with these communications.

This report contains the Annual Report on Remuneration, which sets out details of how the directors have been paid in 2018 and how the remuneration policy will be applied in 2019. The report will be subject to an advisory vote by shareholders at the company's 2019 annual general meeting of shareholders (the "AGM").

We encourage shareholders to read the directors' remuneration report as set out in this statement, together with the compensation information set out in the 2019 proxy statement. The Board and the Committee believe that the policies and procedures described in this report are effective in achieving our compensation objectives—supporting delivery of the business strategy, serving to attract and retain high-quality directors and, in the case of our executives, promoting strong alignment between pay and our financial performance and the performance of our ordinary shares.

We are sensitive to the compensation corporate governance practices prevalent in the United Kingdom and recognise that some characteristics of our current programs may not be consistent with those practices. Some characteristics of our program differ from typical UK practice but are common among our competitors and reflect the company's heritage as a US-based company and the composition of our shareholder base, over 90% of which is located in the US. The Committee has thoroughly reviewed our remuneration policies and considered that these features remain appropriate within the context of our global company and help to support our business strategy and compensation objectives.

Our director compensation program takes into account the unique responsibilities attendant with service on the board of a public limited company that is incorporated under the laws of England and Wales while being listed on the New York Stock Exchange and being subject to U.S. Securities and Exchange Commission reporting.

I hope that you will be able to support the resolutions on remuneration at the AGM.

Our Corporate Governance Guidelines provide for compensation for our non-executive directors' services in recognition of their time and skills. Directors who are also executive directors or employees do not receive additional compensation for serving on the Board. Maintaining a market based compensation program for our non-executive directors enables our company to attract qualified members to serve on the Board. We compare our director compensation practices to the practices of our peers as well as against the practices of public company boards generally to ensure they are aligned with market practices.

For our executive directors, the primary objective of our compensation program is shareholder value creation. In support of this objective, our compensation program is designed to: (i) align pay with performance; (ii) attract, motivate and retain executives critical to our long term success by providing a competitive compensation structure; (iii) align our executives' interests with those of our shareholders; (iv) encourage long term focus; and (v) discourage excessive risk taking. The Committee, in coordination with our compensation consultant, Meridian Compensation Partners, LLC ("Meridian"), coordinates the annual review of the executive director compensation program. This review includes an evaluation of our performance, corporate goals and objectives relevant to compensation, and compensation payable under various circumstances, including upon retirement, or in connection with a severance event or a change of control. In making its decisions regarding executive director compensation, our Committee considers the nature and scope of all elements of the executive director's total compensation package, responsibilities and his or her effectiveness in supporting our key strategic, operational and financial goals.

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This review also includes an evaluation of the executive director's historical pay and career development, individual and corporate performance, competitive practices and trends, and other compensation issues.

2018 Compensation Highlights

Our non-executive directors receive an annual retainer, an additional retainer for participation on the Board's committees and fully vested share awards. Our sole executive director, the CEO, is compensated primarily through the following compensation components:

•
base salary;

•
annual short-term incentive plan ("STIP") award; and

•
annual long-term equity incentive ("LTIP") awards.

The following compensation related decisions impacted the company's CEO in 2018:

The annual salary for the CEO remained unchanged in 2018 from its 2017 level, when it was set at $850,000 (GBP £657,763) in connection with the Separation.

The Committee establishes target annual STIP award guidelines for the CEO, set as a percentage of base salary. The target award eligibility for the CEO was set at 100% of salary to align with competitive levels for comparable executive positions. The STIP was based on adjusted EBITDA, free cash flow, the rebuild of the company's Pori, Finland manufacturing facility, the business improvement program, which is a program we initiated in 2017 to improve operational efficiency, optimize product mix and reduce fix costs, and environmental, health and safety ("EH&S") targets. Details of the targets and performance against them are set out in the Annual Report on Remuneration on page 19. Below target performance was achieved against the adjusted EBITDA and business improvement program targets, and below minimum performance was achieved for the free cash flow and Pori rebuild targets. Solid performance was achieved against the EH&S targets. Based on this performance, the Committee awarded an STIP payment to the CEO of 40.6% of his year-end base salary ($380,789) for 2018.

The Committee also approved a $2,000,000 LTIP award for the CEO comprising stock options (50% value) and restricted stock units (50% value). The Committee targeted long-term equity compensation awards for the CEO to align with competitive levels and to reflect the contributions of the CEO. The target award amounts were converted to a number of shares based on the grant date fair value of the respective award.

Compensation for 2019

For 2019, the Committee granted LTIP awards comprising 50% stock options, 25% restricted stock units and 25% performance units, the latter of which vest based upon the company's total shareholder return (TSR) as compared to a group of 15 peers. No other changes to our approach to director compensation are proposed for 2019.

We are committed to maintaining an open and transparent dialogue with shareholders and I welcome any comments that you may have.

Daniele Ferrari
Chairman of the Compensation Committee
17 April 2019

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Annual Report on Remuneration for 2018

This report sets out details on how the directors were remunerated for the year under review and how the Committee intends to apply the remuneration policy in the forthcoming financial year. This Annual Report on Remuneration will be put to an advisory shareholder vote at the forthcoming AGM.

The relevant sections of the report indicated below have been audited by Deloitte LLP.

Compensation Committee members

Daniele Ferrari (Chairman)
Sir Robert J. Margetts
Kathy Patrick

All members of the Committee are independent non-executive directors.

Responsibilities

The Committee approves the company's policy on executive remuneration and determines the levels of remuneration for the executive directors. The Committee recommends to the Board the remuneration levels for the Chairman and all other non-executive directors. The Committee's terms of reference, or charter, can be viewed on the company's website at www.venatorcorp.com and are also available from the company upon request.

Advisors

The Committee receives support from both inside and outside the company. Internal support is provided by the company's General Counsel. The Chairman of the Board and the CEO are also invited to attend meetings where appropriate. No executive director or officer is present when matters relating to his/her own remuneration are discussed.

Meridian was appointed in 2017 to act as the independent adviser to the Committee. The total fees and expenses paid to Meridian for services to the Committee in 2018 was $208,459. This was based on an hourly rate for the provision of remuneration advice to the Committee in 2018 and certain expenses in connection with obtaining market remuneration data. Meridian provided no other services to the company during 2018. The Committee is satisfied that the advice that it receives from Meridian is objective and independent.

The Committee determined that the services provided by Meridian to the Committee during 2018 did not give rise to any conflict of interest. The Committee made this determination by assessing the independence of Meridian using the six independence factors adopted by the SEC and incorporated into the NYSE Corporate Governance Listing Standards. Further, in making this assessment, the Committee considered Meridian's written correspondence to the Committee that affirmed the independence of Meridian and the partners, consultants and employees who provide services to the Committee on executive and director compensation matters.

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The information provided in this part of the Directors' Remuneration Report is subject to audit.

Directors' remuneration for 2018

The table below shows the remuneration, paid to or receivable by, the executive and non-executive directors of Venator in 2018 (in thousands).

	Salary and fees		Taxable benefits(3)		Annual STIP award(4)		Annual LTIP awards(5)		Pension(6)		Other				Total

Single total figure table	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017	2018		2017		2018	2017

Executive

Simon Turner(1)	$938	$354	$15	$6	$381	$1,059	$2,000	$947	$148	$60	—		$492		$3,482	$2,919

Non-executive

Peter R. Huntsman(2)	$100	$42	—	—	—	—	—	—	—	—	$120	(7)	$120	(7)	$220	$162

Sir Robert J. Margetts(2)	$120	$53	—	—	—	—	—	—	—	—	$120	(7)	$120	(7)	$240	$173

Douglas D. Anderson(2)	$115	$45	—	—	—	—	—	—	—	—	$120	(7)	$120	(7)	$235	$165

Daniele Ferrari(2)	$100	$43	—	—	—	—	—	—	—	—	$120	(7)	$120	(7)	$220	$163

Kathy Patrick(2)	$105	$24	—	—	—	—	—	—	—	—	$120	(7)	$120	(7)	$225	$144

Total	$1,478	$561	$15	$6	$381	$1,059	$2,000	$947	$148	$60	$600		$1,092		$4,622	$3,726

(1)
The CEO was appointed to the Board on 28 April 2017, the date the company was formed. He is the only executive director of the company. Prior to this date, he worked for and was remunerated by a subsidiary of Huntsman. He continues to be remunerated by the same subsidiary, Venator Materials UK Limited, which was reorganized as a wholly-owned subsidiary of the company. Details of the CEO's historical compensation relating to Huntsman's compensation policies and programs can be found in Venator's filings and communications with the SEC relating to the Separation and certain of Huntsman's proxy statements filed with the SEC. Amounts paid to the CEO in GBP have been converted using an exchange rate of 1 GBP to 1.4529 USD, being the exchange rate as of 2 February 2018 (the internal date used to estimate pro forma elements of compensation in 2018). Amounts paid under the Annual LTIP award represent the grant date fair value of such awards. 2017 compensation is based on exchange rates as of 1 July 2017.

(2)
Compensation reported in the 2017 column reflects payments from 1 August 2017 (the month in which the Separation was completed) to 31 December 2017. Please see "Non-executive Director Compensation on page 21 for an explanation of these fees. In addition, Mr. Anderson and Ms. Patrick were each paid $10,000 for their participation on a special committee of the Board that met seven times in 2018.

(3)
For the CEO, taxable benefits relate to use of a company car. For the non-executive directors, there are no taxable benefits.

(4)
Annual STIP award amounts for 2018 and 2017 relate to the bonus for the financial years ending 31 December 2018 and 31 December 2017, respectively (see section entitled "Annual STIP Award" on page 19 for further details).

(5)
Details of outstanding equity awards granted to the CEO under the LTIP are set out on pages 20 to 21. The values included in the table above relate to the values of awards granted under the LTIP.

(6)
Pension amounts for 2018 and 2017 relate to pension cash contributions paid to the CEO in 2018 and 2017, respectively (see section entitled "Pension" on page 19 for further details).

(7)
These amounts relate to the annual equity-based compensation awarded to the non-executive directors under the LTIP, consisting of fully vested share units (see pages 20 to 21 for further details).

Annual STIP award

The CEO was entitled to participate in an annual bonus arrangement referred to as the "STIP" (short-term incentive plan) for the year ending 31 December 2018. The bonus opportunity for target performance was 100% of base salary. The bonus was based on:

		Performance require at:
	Weighting (% salary at target)				Actual performance	Pay-out (% salary)
Performance measure		Threshold	Target	Stretch
Corporate adjusted EBITDA	25%	$356	$475	$534	$436	16.8%
Pori Rebuild	30%	(as determined by the Committee)			N/A	0.0%
Corporate free cash flow	15%	$95	$127	$143	$(38)	0.0%
Business improvements	10%	$23	$30	$36	$26	4.3%
Total Recordable Injury Rate	10%	0.70	0.60	0.48	0.60	10%
Process Safety Objective	10%	0.90	0.70	0.55	0.71	9.5%

Total	100%					40.6%

The total bonus paid for the period to 31 December 2018 was $380,789 (40.6% of salary). The bonus was paid in cash.

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Pension

While at Huntsman, the CEO participated in defined benefit pension arrangements through the tax-qualified Tioxide Pension Fund and, for service with Huntsman through 2010, the Huntsman Global Pension Scheme. The Tioxide Pension Fund was largely maintained to provide benefits for employees in Huntsman's Pigments and Additives segment. Sponsorship of the plan was transferred to Venator in connection with the Separation. At the beginning of 2018, Huntsman transferred sponsorship of the Huntsman Global Pension Scheme to Venator and Venator will continue to maintain the plan for applicable participants.

Venator did not make any contributions under either of these plans for the CEO in 2018 and will not make further contributions in future years. In lieu of making contributions to these plans, Venator makes monthly cash payments to the CEO that are approximately equivalent to amounts that he would have been eligible to receive as an active plan participant, although the amounts are not directly calculated pursuant to the terms of the pension plan documents.

In addition, during 2012, Huntsman and the CEO entered into a top-up payment agreement to make up for benefits lost due to salary restrictions in the U.K. and which was intended to provide benefits under the Huntsman Global Pension Scheme based on his uncapped final salary. The benefits payable pursuant to the top-up agreement will be calculated, determined and paid under the same terms and conditions as the applicable pension plan. As of 31 December 2018, the CEO had approximately 29 years of service in the U.K. and is fully vested in benefits from these plans.

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Long-term incentive plans (supplemental equity award)

Details of the supplemental equity granted to the CEO under the LTIP in 2018 are set forth below. The awards are not subject to performance conditions.

Awards to the CEO	Value(1) ($'000)	Award date	No. of shares granted	Exercise price ($)	Date of vesting/exercise	Expiry Date
Restricted stock units	1,000	14 February 2018	45,746	—	The award vests in three equal annual instalments beginning 14 February 2019	—
Stock options	1,000	14 February 2018	109,409	21.86	The award vests in three equal annual instalments beginning 14 February 2019	14 February 2028

(1)
Based on the fair value of the awards at the date of grant. The fair value of the restricted stock units is the same as the face value. The fair value of each stock option on the date of grant was $9.14 using the Black Scholes valuation method. If the stock options were shown based on the face value at the date of grant, which is not considered by the Committee in determining the value of such awards, then the value of the stock options would be $2,391,681.

As of 31 December 2018, the CEO had outstanding the awards set forth below under the LTIP. The awards are not subject to performance conditions.

Awards to the CEO	Award date	No. of shares outstanding	Exercise price ($)	Date of vesting/exercise	Expiry Date
Stock option	16 August 2017	11,145	17.13	The award vested on 4 February 2018(1)	4 February 2025
Stock option	16 August 2017	54,268	6.67	The award vested in two equal annual instalments beginning 4 February 2018(1)	3 February 2026
Stock option	16 August 2017	57,496	15.81	The award vests in three equal annual instalments beginning 1 February 2018(1)	1 February 2027
Restricted stock units	16 August 2017	12,005	—	The award vests in two equal annual instalments beginning 3 February 2018(2)	—
Restricted stock units	16 August 2017	16,876	—	The award vests in three equal annual instalments beginning 1 February 2018(2)	—
Restricted stock units	27 September 2017	11,680	—	The award vests in three equal annual instalments beginning 27 September 2018(2)	—
Stock options	27 September 2017	41,494	22.83	The award vests in three equal annual instalments beginning 27 September 2018(1)	27 September 2027
Restricted stock units	14 February 2018	45,746	—	The award vests in three equal annual instalments beginning 14 February 2019(2)	—
Stock options	14 February 2018	109,409	21.86	The award vests in three equal annual instalments beginning 14 February 2019(1)	14 February 2028

Total		360,119

(1)
Each option may not be exercised on or after the earliest of the following: (i) the date that is ten (10) years following the date of grant (which is tied to the original grant date of the parent award); (ii) the expiry of the period of six months following termination or certain changes of control; and (iii) the expiry of the period during which any person or groups of persons is bound or entitled under Sections 979 to 982 or Sections 983 to 985 of the Companies Act 2006 (or similar law of another jurisdiction) to acquire shares of the same class as the ordinary shares.

(2)
Upon vesting of restricted stock units, ordinary shares are delivered to the CEO net of shares forfeited for taxes. The net ordinary shares issued to the CEO are included below in the Statement of directors' shareholding and share interests—Beneficially owned shares.

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Non-executive Director Compensation

The current fee policy for the non-executive directors is as follows:

Annual retainer	$60,000

Additional retainer:
Chairman of the Board	$40,000
Vice Chairman/Lead Independent Director	$25,000
Audit Committee: Chairman	$20,000
Audit Committee: Member(1)	$15,000
Compensation Committee: Chairman	$15,000
Compensation Committee: Member(1)	$10,000
Nominating & Governance Committee: Chairman	$15,000
Nominating & Governance Committee: Member(1)	$10,000

(1)
The Chairman of each Committee will be eligible to receive the additional retainer applicable to Committee members in addition to the retainer applicable to the Committee Chairman.

In addition to the cash compensation, the non-executive directors are eligible to receive annual equity based compensation with an aggregate grant date value equal to $120,000. These share units, granted under Venator's 2017 Stock Incentive Plan, vest immediately on grant and no exercise price will be payable. Details of the share awards granted in 2018 to the non-executive directors are set out in the table below:

	Award type	Value(1) ($'000)	Award date	No. of shares granted
Peter R. Huntsman	Equity	$120	14 February 2018	5,489
Sir Robert J. Margetts	Equity	$120	14 February 2018	5,489
Daniele Ferrari	Equity	$120	14 February 2018	5,489
Douglas D. Anderson	Equity	$120	14 February 2018	5,489
Kathy Patrick	Equity	$120	14 February 2018	5,489

Total		$600		27,447

(1)
Based on the share price on the date of grant of $21.86 on 14 February 2018.

Payments to past directors

There were no payments to past directors during the period.

Payments for loss of office

There were no payments for loss of office during the period.

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Statement of directors' shareholding and share interests

The table below sets out details of the directors' shareholdings and share interests at 31 December 2018.

			Interests in shares(1)

Director	Beneficially owned shares	Vested Stock Options	Unvested Stock Options	Unvested restricted stock units	Vested and undelivered share units	Total

Executive

Simon Turner	47,056	71,278	202,534	86,307	—	335,897

Non-Executive

Peter R. Huntsman	10,000	—	—	—	10,745	20,745

Sir Robert J. Margetts	—	—	—	—	10,745	10,745

Douglas D. Anderson	—	—	—	—	10,745	10,745

Daniele Ferrari	—	—	—	—	10,745	10,745

Kathy Patrick	24,500	—	—	—	10,799	35,299

(1)
The interests in shares are not subject to any performance conditions.

We adopted share ownership guidelines on 15 November 2017. Shares counting toward the guideline include shares held outright by a participant, shares held in trust or under similar arrangements, restricted stock units and share units issued as part of long term compensation and net shares acquired upon exercise of stock options. The CEO is subject to a share ownership guideline of 500% of base salary, which must be achieved within five years following the date on which the CEO's services began. As of 31 December 2018, the CEO held 133,363 shares that count toward the guideline. Based on the closing stock price of $4.19 on 31 December 2018, the CEO achieved 12% of base salary, but will not be deemed to be out of compliance with the ownership guideline until five years after his service as CEO began. Until such guideline is met, he is required to retain at least 50% of net shares delivered through the Venator stock incentive plans. Shares acquired by the participant prior to becoming subject to the guidelines are not subject to the retention restriction.

The non-executive directors are subject to a share ownership guideline of 500% of the applicable annual cash retainer. The guideline holding for the non-executive directors must be achieved within five years following the date on which the non-executive directors' services on the board began. As of 31 December 2018, each non-executive director, other than Mr. Huntsman and Ms Patrick held 10,745 shares counting toward the guideline, Mr. Huntsman held 20,745 shares counting toward his guideline and Ms Patrick held 35,299 shares counting toward her guideline. Based on the closing stock price of $4.19 on 31 December 2018, the directors, other than Mr. Huntsman and Ms Patrick, achieved 15% of the guideline, Mr. Huntsman achieved 29% of the guideline and Ms Patrick achieved 49% of the guideline. Non-executive directors will not be deemed to be out of compliance with the ownership guidelines until five years after their respective service as a director began.

End of the information provided in this Directors' Remuneration Report that is subject to audit.

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Performance graph and table

The chart below shows the total shareholder return performance of the company for the period since the IPO to 31 December 2018, compared to the following indices: the S&P Midcap 400 Index; the S&P 500 Index; the S&P MidCap 400 Chemicals Index; and the S&P 500 Chemicals Index. These comparators have been chosen as they are broad equity indices comprised of entities of comparable size and complexity.

The table below shows the total remuneration of the CEO over the same period, showing full year 2018 compensation and compensation since the IPO in 2017.

Remuneration of the President & CEO	2018	2017
Total Remuneration ($'000)	3,482	2,919
Annual STIP award payable (% maximum)(1)	20.3%	73%
Restricted stock units and stock options granted (% maximum)(2)	13.3%	6.3%
Performance shares vesting (% maximum)	n/a	n/a

(1)
The maximum STIP opportunity is 200% of base salary.

(2)
The maximum LTIP opportunity is $15,000,000.

Relative importance of the spend on pay

The table below shows the company's spend on pay compared with distributions to shareholders since the Separation. Prior years are not shown since the company was formed in 2017.

	2018	2017	Percentage Change
Remuneration paid to or receivable by all employees ($'000)	390,000	382,000	2%
Distributions to shareholders by way of dividends	Nil	Nil	Nil
Distributions to shareholders by way of share buy-backs ($'000)	Nil	65	n/a

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Votes on Remuneration in 2018

At the company's annual general meeting held on 31 May 2018, the company's remuneration policy received the following votes from shareholders:

	Votes	%
For	95,654,410	93.6%
Against	179,452	0.2%
Withheld	193,171	0.2%
Broker Non-Votes	6,194,848	6.1%

At the company's annual general meeting held on 31 May 2018, the director's remuneration report received the following votes from shareholders:

	Votes	%
For	95,741,160	93.7%
Against	92,982	0.1%
Withheld	197,410	0.2%
Broker Non-Votes	6,194,848	6.1%

Application of the remuneration policy for 2019

A summary of how the directors' remuneration policy (which was approved by shareholders at the company's 2018 annual general meeting and can be found on the company's website in the Annual Report and Accounts attached as Appendix A to the company's 2018 definitive proxy statement) will be applied during the forthcoming year is set out below:

CEO
Salary for CEO	CEO: $850,000

Salary was set as of 1 July 2017 and was unchanged for 2018 and 2019. In the remuneration table above, amounts paid to the CEO in GBP have been converted using an exchange rate of 1 GBP to 1.4529 USD, being the exchange rate as of 2 February 2018. Thus, while his salary remains unchanged, the amount reported in the table is $938,000.
Benefits and pension	No change
2019 STIP eligibility
STIP award will be based on a mixture of corporate EBITDA, free cash flow, business improvement program, EH&S initiatives and a discretionary amount. The performance targets for 2019 are deemed to be commercially sensitive and will be disclosed in next year's Annual Report on Remuneration.
2019 equity awards
$2,250,000 equity award payable 50% in stock options, 25% in restricted stock units and 25% in performance units based on performance in relative TSR as compared to a group of 15 peers, each granted in February 2019.
Chairman and non-executive directors
Fees	The Chairman and non-executive director fees have not been increased for 2019. A summary of the current fee policy is set out on page 21.

By order of the Board

Daniele Ferrari
Chairman of the Compensation Committee
17 April 2019

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Venator Materials PLC

Independent Auditor's Report to the Members of Venator Materials PLC

Report on the audit of the financial statements

Opinion

In our opinion:

•
the financial statements of Venator Materials PLC (the 'parent company') and its subsidiaries (the 'group') give a true and fair view of the state of the group's and of the parent company's affairs as at 31st December 2018 and of the group's loss for the year then ended;

•
the group financial statements have been properly prepared in conformity with accounting principles generally accepted in the United States of America;

•
the parent company financial statements have been properly prepared in accordance with United Kingdom Generally Accepted Accounting Practice, including Financial Reporting Standard 102 "The Financial Reporting Standard applicable in the UK and Republic of Ireland"; and

•
the financial statements have been prepared in accordance with the requirements of the Companies Act 2006.

We have audited the financial statements which comprise:

•
the consolidated income statement;

•
the consolidated statement of comprehensive income;

•
the consolidated and parent company balance sheets;

•
the consolidated and parent company statements of changes in equity;

•
the consolidated cash flow statement;

•
the statement of accounting policies; and

•
the related notes 1 to 22 for parent company only and notes 1 to 25 for the consolidated group included in Appendix 1, and notes 1 to 4 on pages 52 to 53.

The financial reporting framework that has been applied in the preparation of the group financial statements is applicable accounting principles generally accepted in the United States of America and applicable law for the United Kingdom. The financial reporting framework that has been applied in the preparation of the parent company financial statements is applicable law and United Kingdom Accounting Standards, including FRS 102 "The Financial Reporting Standard applicable in the UK and Republic of Ireland" (United Kingdom Generally Accepted Accounting Practice).

Basis for opinion

We conducted our audit in accordance with International Standards on Auditing (UK) (ISAs (UK)) and applicable law. Our responsibilities under those standards are further described in the auditor's responsibilities for the audit of the financial statements section of our report.

We are independent of the group and the parent company in accordance with the ethical requirements that are relevant to our audit of the financial statements in the UK, including the Financial Reporting Council's (the 'FRC's') Ethical Standard as applied to listed entities, and we have fulfilled our other ethical responsibilities in accordance with these requirements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

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Summary of our audit approach

Key audit matters	The key audit matters that we identified in the current year were: • Manual adjustments to revenue at year-end (Group)

There is a risk that revenues for SAP entities are overstated at year-end as a result of incomplete manual revenue recognition journal entries recorded to adjust sales transactions with nonstandard (other than FOB shipping point) shipping terms to the subsequent period in which revenue recognition criteria was properly met based on shipping documentation.

•

Impairment of the Investment Balance (Company only) In light of the continued competitive environment in which the Group operates, there is a risk that the carrying value of the investment may be higher than the recoverable amount. Management recognised an impairment charge of $325.6m in the year.

Materiality	The materiality that we used for the group financial statements was $18,000,000 which was determined by using the relevant benchmark of revenue and the supporting benchmark of profit before tax.

Scoping	Scoping of components is performed by considering the risks of material misstatement at an assertion and financial statement line item level, identifying balances to test to ensure sufficient coverage across the consolidated group.

For the 31st December 2018 audit, we have tested balances within 17 group entities across both the Titanium Dioxide and Performance Additive operating segments, with those not tested deemed immaterial. Our group audit is assisted by a number of component audit teams, which we appropriately direct and supervise throughout the audit process.

Significant changes in our approach	There have been no significant changes in our approach since the prior year audit in relation to the company only audit. This is the first year that we have acted as group auditors.

Conclusions relating to going concern

We are required by ISAs (UK) to report in respect of the following matters where:	We have nothing to report in respect of these matters.
• the directors' use of the going concern basis of accounting in preparation of the financial statements is not appropriate; or

•

the directors have not disclosed in the financial statements any identified material uncertainties that may cast significant doubt about the company's ability to continue to adopt the going concern basis of accounting for a period of at least twelve months from the date when the financial statements are authorised for issue.

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Key audit matter description	Manual adjustments to revenue at year-end

Total group revenues of $2,265m for the year ended 31st December 2018, as per Note 3 of Form 10-K.

Venator generates substantially all of its revenues through sales of inventory in the open market via long-term supply arrangements. Revenue arises through sales of five categories of products:

•

Titanium Dioxide

•

Colour pigments

•

Functional additives

•

Timber treatment

•

Water treatment

Revenue is recognised when the performance obligations under the terms of contracts are satisfied, at which point the control of the goods transfer to the customer, there is a present right to payment and legal title, and the risks and rewards of ownership have transferred to the customer.

Management reviews nonstandard sales transactions recorded at least two weeks prior to year-end, and manual revenue recognition adjustments are recorded based on the analysis to reclassify nonstandard (i.e., other than FOB shipping point) sales transactions and related cost of sales to the subsequent period. Due to the manual nature of the analysis and revenue recognition adjustment recorded, this risk could result in a material misstatement due to fraud or error, and hence we have identified this as a key audit matter for our audit.

The key judgements with respect to the calculation of the manual adjustment are;

•

Applying a suitable 'in transit' period to each sale.

•

Identification of all sales to customers on nonstandard terms contracts.

How the scope of our audit responded to the key audit matter

•

Evaluated the design and tested operating effectiveness of management's control activities with respect to the analysis of nonstandard sales transactions and the recording of manual revenue recognition adjustments based on the analysis.

•

Utilized data analytics and visualization of nonstandard sales transactions recorded within December 2018 and early January 2019 to identify the total population of nonstandard sales transactions that met revenue recognition criteria in the subsequent period; we then use this to assess the completeness of recorded manual revenue adjustments.

•

Performed detail testing procedures, including agreement to invoice and shipping documentation, to verify the revenue transactions, customer information, shipping, and delivery information utilized in the analytics and visualization described above is accurate.

Key observations	The results of our procedures were satisfactory and we have nothing to report with regards to the completeness of management's manual adjustment and its impact on revenue cut-off.

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Key audit matter description	Impairment of the Investment Balance (company only)

Venator Materials PLC held $1.58bn (2017 restated: $1.58bn) of investments in other group subsidiaries as at 31st December 2018, as per Note 11 of the company only financial statements. Management recognised an impairment charge of $325.6m in the year, taking the investment value to $1.26bn. The accounting policy for indicators of impairment is disclosed in Note 2 of the company only financial statements.

In light of the continued competitive environment in which the Group operates, there is a risk that the carrying value of the investment may be higher than the recoverable amount. Under FRS 102, the company is required to consider any indicators of impairment at the end of each reporting date, and if any indicators are noted, a full impairment review of the balance must be performed.

The reason that this has been determined as a key audit matter is due to the size of the balance and also the judgement required in determining the future performance which supports the investment value.

It was identified that the prior year journals posted as a result of the separation from Huntsman Corporation were not in line with FRS102. These entries impacted the investments in subsidiaries cost balance, resulting in a misstatement in the 2017 comparative figure in the parent company financial statements. The misstatement has been corrected by management in the current period, requiring restated prior year figures, with a net $55,686k increase to the investment cost as at 31 December 2017. This has subsequently increased the current year impairment charge in relation to this balance by the same amount. Refer to Note 11 to the parent financial statements for further details.

How the scope of our audit responded to the key audit matter

•

Assessed the appropriateness of the methodology applied in the consideration of the impairment triggers.

•

Performed a detailed review and challenge of management's impairment assumptions and calculation.

•

The procedures performed included assessment of the methodology against relevant accounting guidance; sensitivity analysis on key variables, including the discount and long term growth rates, to allow us to focus our work on the areas of highest risk; independent re-performance of the calculation to test mathematical accuracy; agreeing figures to approved budgets, audited consolidation schedules and comparisons with prior year to test data integrity; and benchmarking of key assumptions against relevant industry data.

•

We evaluated the nature of the misstatement of the prior year investment balance and whether correction of this through a prior year adjustment was appropriate.

Key observations	We concluded that the investment cost and impairment charge recognised are appropriate following the correction of the above mentioned misstatement in the prior year.

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Our application of materiality

We define materiality as the magnitude of misstatement of the financial statements that makes it probable that the economic decisions of a reasonably knowledgeable person would be changed or influenced. We use materiality both in planning the scope of our audit work and in evaluating the results of our work.

Based on our professional judgement, we determined materiality for the financial statements as a whole as follows:

	Group financial statements	Parent company financial statements

Materiality	$18,000,000*	$13,398,000 (2017: $12,161,000)

Basis for determining materiality	0.8% of revenue*	1.5% (2017: 1%) of total equity balance

Rationale for the benchmark applied	We believe that revenue is the appropriate benchmark to use as it is a relatively stable measure period on period and reflects the size of the business. Our determined materiality represents 4.2% of adjusted EBITDA (as defined in Footnote 25 of Form 10-K) and 7.2% of normalised profit before tax (defined as profit before tax adjusted for exceptional items, namely restructuring costs in the current year).	Total equity balance was selected as the appropriate measure on which to calculate materiality as it is considered an area of focus for the users of the accounts.

*
This is the first year of Deloitte UK opining the group financial statements.

We agreed with the Audit Committee that we would report to the Committee all audit differences in excess of $0.90m, as well as differences below that threshold that, in our view, warranted reporting on qualitative grounds. We also report to the Audit Committee on disclosure matters that we identified when assessing the overall presentation of the financial statements.

An overview of the scope of our audit

The group is organised into two main segments—Titanium Dioxide and Performance Additives. Titanium Dioxide accounts for 74% of total group revenues. This is the first year that Deloitte UK have acted as group auditors, in the prior year this was undertaken by Deloitte US. Scoping of components has been performed based on size, location and operating segment of components. Audit work has been performed on UK, US, Italy, Malaysia, Finland and Germany components.

We scoped our audit by considering the risks of material misstatement at an assertion and financial statement line item level, identifying balances to test to ensure sufficient coverage across the consolidated group. For the 31st December 2018 audit, we have tested balances within 17 group entities across both the Titanium Dioxide and Performance Additive operating segments. Our audit is performed by a number of component audit teams, which we appropriately direct and supervise throughout the audit process.

In total, 17 components have been scoped in across the group with a range of component materialities between $7m and $14m. Across the group we have achieved a total coverage of revenue of 91%.

Throughout the audit, we have directed and supervised component auditors by attending regular calls and video conferencing. Detailed referral instructions were sent to all component teams along with communication of risks of material misstatements and procedures. As Deloitte US is the largest component team, we visited them and reviewed work papers in person and they visited the UK to discuss their work. In addition to this, we have performed live reviews of other component key work papers as part of our oversight of components.

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Other information

The directors are responsible for the other information. The other information comprises the information included in the Annual Report other than the financial statements and our auditor's report thereon.	We have nothing to report in respect of these matters.

Our opinion on the financial statements does not cover the other information and, except to the extent otherwise explicitly stated in our report, we do not express any form of assurance conclusion thereon.

In connection with our audit of the financial statements, our responsibility is to read the other information and, in doing so, consider whether the other information is materially inconsistent with the financial statements or our knowledge obtained in the audit or otherwise appears to be materially misstated.

If we identify such material inconsistencies or apparent material misstatements, we are required to determine whether there is a material misstatement of the financial statements or a material misstatement of the other information. If, based on the work we have performed, we conclude that there is a material misstatement of this other information, we are required to report that fact.

Responsibilities of directors

As explained more fully in the directors' responsibilities statement, the directors are responsible for the preparation of the financial statements and for being satisfied that they give a true and fair view, and for such internal control as the directors determine is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, the directors are responsible for assessing the group's and the parent company's ability to continue as a going concern, disclosing as applicable, matters related to going concern and using the going concern basis of accounting unless the directors either intend to liquidate the group or the parent company or to cease operations, or have no realistic alternative but to do so.

Auditor's responsibilities for the audit of the financial statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance, but is not a guarantee that an audit conducted in accordance with ISAs (UK) will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these financial statements.

A further description of our responsibilities for the audit of the financial statements is located on the Financial Reporting Council's website at www.frc.org.uk/auditorsresponsibilities. This description forms part of our auditor's report.

Report on other legal and regulatory requirements

Opinions on other matters prescribed by the Companies Act 2006

In our opinion the part of the directors' remuneration report to be audited has been properly prepared in accordance with the Companies Act 2006.

In our opinion, based on the work undertaken in the course of the audit;

•
the information given in the strategic report and the directors' report for the financial year for which the financial statements are prepared is consistent with the financial statements; and

•
the strategic report and the directors' report have been prepared in accordance with applicable legal requirements.

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In the light of the knowledge and understanding of the group and parent company and their environment obtained in the course of the audit, we have not identified any material misstatements in the strategic report or the directors' report.

Matters on which we are required to report by exception

Adequacy of explanations received and accounting records
Under the Companies Act 2006 we are required to report to you if, in our opinion:	We have nothing to report in respect of these matters.
• we have not received all the information and explanations we require for our audit; or
• adequate accounting records have not been kept by the parent company, or returns adequate for our audit have not been received from branches not visited by us; or
• the parent company financial statements are not in agreement with the accounting records and returns.

Directors' remuneration

Under the Companies Act 2006 we are also required to report if in our opinion certain disclosures of directors' remuneration have not been made or the part of the directors' remuneration report to be audited is not in agreement with the accounting records and returns.	We have nothing to report in respect of these matters.

Use of our report

This report is made solely to the company's members, as a body, in accordance with Chapter 3 of Part 16 of the Companies Act 2006. Our audit work has been undertaken so that we might state to the company's members those matters we are required to state to them in an auditor's report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company's members as a body, for our audit work, for this report, or for the opinions we have formed.

Christopher Powell, FCA (Senior statutory auditor)
For and on behalf of Deloitte LLP
Statutory Auditor
Leeds, United Kingdom
17 April 2019

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VENATOR MATERIALS PLC

COMPANY BALANCE SHEET

As at 31 December 2018

	Note	2018	Restated (see Note 11) 2017
		USD	USD
Fixed assets
Tangible assets	10	7,281,740	9,754,384
Investment in subsidiary undertakings	11	1,255,751,054	1,581,350,808

		1,263,032,794	1,591,105,192
Current assets
Debtors—due within one year	12	155,901,779	57,260,507
Debtors—due after one year	12	307,080,349	457,306,476

		462,982,128	514,566,983
Creditors: Amounts falling due within one year	13	(85,835,225)	(86,920,088)

Net current assets		377,146,903	427,646,895

Total assets less current liabilities		1,640,179,697	2,018,752,087
Creditors: Amounts falling due after one year	14	(746,437,356)	(745,621,921)

Total net assets		893,742,341	1,273,130,166

Capital and reserves
Called up share capital	16	106,401	106,272
Capital contribution		1,291,191,453	1,291,191,380
Share option reserve	17	7,754,454	2,919,323
Profit and loss account*		(405,309,967)	(21,086,809)

Total shareholder's funds		893,742,341	1,273,130,166

*
As permitted by section 408 of the Companies Act 2006, the company has elected not to present its own profit and loss account for the year. The company reported a loss for the financial year ended 31 December 2018 of USD 384,223,158 (2017: loss of USD 21,086,809). In addition, the company has taken advantage of the legal dispensation contained in Section 408 of the Companies Act 2006 allowing it not to publish a separate statement of comprehensive income.

The notes on pages 36 to 51 are an integral part of these financial statements.

These financial statements of Venator Materials PLC (registered number 10747130) were approved by the board of directors and authorised for issue on 17 April 2019.

Signed on behalf of the board of directors

Simon Turner
Director
17 April 2019

The notes on pages 36 to 51 are an integral part of these financial statements.

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VENATOR MATERIALS PLC

STATEMENT OF CHANGES IN EQUITY

As at 31 December 2018

	Note	Called up share capital	Capital contribution reserve	Share option reserve	Profit and loss account	Total
		USD	USD	USD	USD	USD
At 28 April 2017		—	—	—	—	—
Loss for the financial period		—	—	—	(21,086,809)	(21,086,809)
Other comprehensive income		—	—	—	—	—

Total comprehensive loss		—	—	—	(21,086,809)	(21,086,809)

Issue of share capital, net of issue costs		106,272	—	—	—	106,272
Capital contribution		—	1,235,505,017	—	—	1,235,505,017
Share-based payment expense		—	—	2,919,323	—	2,919,323
Prior year adjustment to investment balance		—	55,686,363	—	—	55,686,363

At 31 December 2017 (Restated)		106,272	1,291,191,380	2,919,323	(21,086,809)	1,273,130,166

Loss for the financial year		—	—	—	(384,223,158)	(384,223,158)
Other comprehensive income		—	—	—	—	—

Total comprehensive loss		—	—	—	(384,223,158)	(384,223,158)

Issue of share capital, net of issue costs		129	—	—	—	129
Activity related to stock plans		—	73	—	—	73
Share-based payment expense	17	—	—	4,835,131	—	4,835,131

At 31 December 2018		106,401	1,291,191,453	7,754,454	(405,309,967)	893,742,341

Reserves

Capital contribution reserve—This reserve represents the capital provided from the parent company as consideration for the transfer of subsidiary investments.

Share option reserve—This reserve represents the share-based payment expense recognised in profit or loss in respect of the share awards granted by the company. Refer to note 17 for further details.

Profit and loss account—This represents the cumulative profits and losses of the company, net of any dividends payable.

The notes on pages 36 to 51 are an integral part of these financial statements.

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VENATOR MATERIALS PLC

NOTES TO THE COMPANY FINANCIAL STATEMENTS

For the year ended 31 December 2018

GENERAL INFORMATION

Venator Materials PLC is a public company limited by shares and was incorporated on 28 April 2017, in England and Wales under the Companies Act 2006. The address of the registered office is Titanium House, Hanzard Drive, Wynyard Park, TS22 5FD. The nature of the company's operations is to act as the holding and financing company for its subsidiary entities. The Venator Group is a publicly traded global manufacturer and marketer of differentiated chemicals.

The company is a publicly traded company listed on the NYSE Stock Market.

The following notes to the financial statements relate to the parent company only. As explained on page 2, other information relating to the group is detailed in the attached Form 10-K in Appendix 1.

1 ACCOUNTING POLICIES

i      Basis of preparation

These financial statements have been prepared in compliance with United Kingdom Accounting Standards, including FRS 102 'The Financial Reporting Standard applicable in the UK and Republic of Ireland' ("FRS 102") and applicable legislation as set out in the Companies Act 2006 and SI 2008/410 'The Large and Medium-sized Companies and Groups (Accounts and Reports) 2008'. These financial statements have been prepared under the historical cost convention.

These notes to the financial statements have been prepared for the company as an individual reporting entity.

These financial statements are presented in United States Dollars ("USD") because that is the company's functional currency, being the currency of the primary economic environment in which the company operates.

The comparative figures are for the period 28 April 2017 to 31 December 2017 as 2017 was the first year of incorporation.

FRS 102 allows a qualifying entity certain disclosure exemptions, subject to certain conditions that have been complied with.

Accordingly in preparing these financial statements, the company has taken advantage of the following exemptions:

•
to present a statement of cash flows, as required by Section 7 'Statement of Cash Flows' and Section 3 'Financial Statement Presentation' paragraph 3.17 (d);

•
to disclose transactions with other group entities that are wholly owned subsidiaries within the group as required by Section 33 "Related Party Disclosures", paragraph 33.7;

•
to present a reconciliation of the number of shares outstanding at the beginning and at the end of the period for each class of share capital, as required by Section 4 'Statement of Financial Position' paragraph 4.12(a)(iv);

The Companies Act 2006 allows a qualifying entity certain disclosure exemptions, subject to certain conditions that have been complied with.

Accordingly in preparing these financial statements, the company has taken advantage of the following exemptions:

•
to present a profit or loss account by the Company as permitted by Section 408 of the Companies Act 2006;

the company's dormant subsidiary, Venator Group Services Limited (company registration no. 00995450), is exempt from audit for the year ended 31 December 2018 by virtue of s479A Companies Act 2006.

ii     Basis of consolidation

The consolidated financial statements comprise the financial statements of Group and its subsidiaries as at 31 December 2018. The financial statements of subsidiaries for use in the consolidation are prepared for the same reporting year as the parent company and are based on consistent accounting policies. All intra-group balances and transactions, including unrealised profits arising from intragroup transactions, have been eliminated in full. See Appendix 1 for the Form 10-K including the consolidated financial statements.

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VENATOR MATERIALS PLC

NOTES TO THE COMPANY FINANCIAL STATEMENTS (Continued)

For the year ended 31 December 2018

1 ACCOUNTING POLICIES (Continued)

iii    Going concern

The group and parent company's business activities, together with the factors likely to affect its future development, performance and position are set out in the strategic report on pages 3 to 7. The strategic report also sets out the principal risks and uncertainties facing the group and parent company. The parent company has no external debt, but is financed through an intercompany loan. The group and the company have the same going concern considerations.

The directors have considered the Group's current and future prospects, risks and uncertainties, and its availability of financing, and are satisfied that the Group can continue to pay its liabilities as they fall due for a period of at least twelve months from the date of approval of these financial statements.

The directors are not aware of any circumstances that would impact on the ability of the company to remain in operation for the foreseeable future taking into account reasonably possible changes in trading performance. After making enquiries, the directors have a reasonable expectation that the company has adequate resources to continue in operational existence for the foreseeable future. Accordingly, the going concern basis is adopted in preparing the Annual Report and financial statements.

iv    Foreign currency

Transactions denominated in foreign currencies are translated into the functional currency, US dollars, at the exchange rates ruling at the date of the transactions.

Monetary assets and liabilities denominated in foreign currencies at the reporting date are retranslated into US dollars at the closing exchange rate ruling at that date. These translation differences are recognised in profit or loss. Non-monetary assets and liabilities measured at historical cost are translated using the exchange rate at the date of the transaction.

v     Interest receivable

Interest income is recognised when it is probable that the economic benefits will flow to the company and the amount receivable can be measured reliably. Interest income is accrued on a time basis, by reference to the principal outstanding and at the effective interest rate applicable to the financial asset. The effective interest rate is the rate that exactly discounts estimated future cash flows through the expected life of the financial asset to the asset's net carrying amount on initial recognition.

vi    Interest payable

Interest payable is recognised when it is probable that the economic benefits will flow from the company and the amount payable can be measured reliably. Interest payable is accrued on a time basis, by reference to the principal outstanding and at the effective interest rate applicable to the financial liability. The effective interest rate is the rate that exactly discounts estimated future cash flows through the expected life of the financial liability to the liability's net carrying amount on initial recognition.

vii   Taxation

The tax expense represents the sum of current tax payable and deferred tax. Tax is recognised in profit or loss except where items recognised in other comprehensive income or equity are chargeable to or deductible for tax purposes, and in which case the resulting current or deferred tax expense (or income) is presented in the same component of comprehensive income or equity as the transaction or other event that resulted in the tax expense (or income).

Current tax

Current tax is the amount of income tax payable (or recoverable) in respect of taxable profit for the year or prior years and is calculated using the tax rates and laws that have been enacted or substantively enacted by the reporting date.

Current tax assets and liabilities are offset only when there is a legally enforceable right to set off the amounts and the company intends either to settle on a net basis or to realise the asset and settle the liability simultaneously.

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VENATOR MATERIALS PLC

NOTES TO THE COMPANY FINANCIAL STATEMENTS (Continued)

For the year ended 31 December 2018

1 ACCOUNTING POLICIES (Continued)

Deferred tax

Deferred tax is the tax expected to be payable (or recoverable) in respect of all timing differences that have originated but not reversed at the reporting date where transactions or events that result in an obligation to pay more tax in the future or a right to pay less tax in the future have occurred. Timing differences are differences between the company's taxable profits and total comprehensive income as stated in the financial statements that arise from the inclusion of gains and losses in tax assessments in periods different from those in which they are recognised in the financial statements.

Deferred tax liabilities are recognised for timing differences arising from investments in subsidiaries and associates, except where the company is able to control the reversal of the timing difference and it is probable that it will not reverse in the foreseeable future.

Unrelieved tax losses and other deferred tax assets are recognised only to the extent that it is probable that there will be suitable taxable profits from which the future reversal of the underlying timing differences can be deducted.

Deferred tax is measured using the tax rates and laws that have been enacted or substantively enacted by the reporting date that are expected to apply to the reversal of the timing difference.

Deferred tax assets and liabilities are offset only if: a) the company has a legally enforceable right to set off current tax assets against current tax liabilities; and b) the deferred tax assets and deferred tax liabilities relate to income taxes levied by the same taxation authority on either the same taxable entity or different taxable entities which intend either to settle current tax liabilities and assets on a net basis, or to realise the assets and settle the liabilities simultaneously, in each future period in which significant amounts of deferred tax liabilities or assets are expected to be settled or recovered.

viii  Tangible fixed assets

Tangible fixed assets are recognised at cost less accumulated depreciation and any provision for impairment and include leasehold improvements, fixtures and fittings, computer hardware equipment and assets under construction. Assets under construction are carried at cost, less any provision for impairment. Depreciation is not recognised on assets under construction until the assets are ready for their intended use.

Depreciation is recognised so as to write off the cost of the assets less their residual values over their useful lives, using the straight-line method, using the following basis:

—Leasehold improvements	15 years
—Fixtures and fittings	15 years
—Computer hardware equipment	3 years

ix    Investment in subsidiary undertakings

Investments in subsidiary undertakings are stated at cost less any provision for impairment.

x     Financial instruments

Financial assets and liabilities are recognised when the company becomes party to the contractual provisions of the financial instrument. The company holds basic financial instruments only. The company has chosen to apply the recognition and measurement provisions of Section 11 'Basic Financial Instruments' and Section 12 'Other Financial Instruments Issues ' of FRS 102 in respect of its financial instruments.

All financial assets and liabilities are initially measured at transaction price (including transaction costs), except where the arrangement constitutes a financing transaction. If an arrangement constitutes a finance transaction, the financial asset or financial liability is measured at the present value of the future payments discounted at a market rate of interest for a similar debt instrument. Transaction fees receivable, or transaction costs payable, are included as a deduction to the initial carrying amount of the financial asset, or liability.

Financial assets and liabilities are only offset when there exists a legally enforceable right to set off the recognised amounts and the company intends either to settle on a net basis, or to realise the asset and settle the liability simultaneously.

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VENATOR MATERIALS PLC

NOTES TO THE COMPANY FINANCIAL STATEMENTS (Continued)

For the year ended 31 December 2018

1 ACCOUNTING POLICIES (Continued)

Financial assets

Financial assets, comprising of amounts owed by group undertakings, are subsequently measured at amortised cost using the effective interest rate method.

Financial liabilities

Financial liabilities, comprising of loans and borrowings, trade creditors and amounts owed to group undertakings, are subsequently measured at amortised cost using the effective interest rate method. Liabilities are classified as current liabilities if the amount is due within one year or less, or as non-current liabilities if the amount is payable in more than one year from the reporting date.

xi    Impairment of assets

Assets are assessed for indicators of impairment at each reporting date. If there is objective evidence of impairment, an impairment loss is recognised in profit or loss as described below.

Non-financial assets

A non-financial asset is impaired where there is objective evidence that, as a result of one or more events that occurred after initial recognition, the estimated recoverable value of the asset has been reduced. The recoverable amount of an asset is the higher of its fair value less costs to sell and its value in use. Where indicators exist for a decrease in impairment loss, the prior impairment loss is tested to determine reversal. An impairment loss is reversed on an individual impaired asset to the extent that the revised recoverable value does not lead to a revised carrying amount higher than the carrying value had no impairment been recognised.

Financial assets

For financial assets carried at amortised cost, the amount of an impairment is the difference between the asset's carrying amount and the present value of estimated future cash flows, discounted at the financial asset's original effective interest rate. For financial assets carried at cost less impairment, the impairment loss is the difference between the asset's carrying amount and the best estimate of the amount that would be received for the asset if it were to be sold at the reporting date. The impairment loss is recognised in profit or loss.

Where indicators exist for a decrease in impairment loss, and the decrease can be related objectively to an event occurring after the impairment was recognised, the prior impairment loss is tested to determine reversal. An impairment loss is reversed on an individual impaired financial asset to the extent that the revised recoverable value does not lead to a revised carrying amount higher than the carrying value had no impairment been recognised. Any impairment reversal is recognised in profit or loss.

xii   Equity instruments

Ordinary shares are classified as equity where the instrument evidences a residual interest in the assets of the company after deducting all of the company's liabilities. Incremental costs directly attributable to the issue of ordinary shares are shown as a deduction in equity, net of tax, from the proceeds.

xiii  Employee benefits

The company provides benefits to its employees, being the directors, including salary and share-based payment awards.

Short-term benefits

Short-term benefits, including salary, are recognised as an expense in the period in which the service is received.

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VENATOR MATERIALS PLC

NOTES TO THE COMPANY FINANCIAL STATEMENTS (Continued)

For the year ended 31 December 2018

1 ACCOUNTING POLICIES (Continued)

Share-based payments

The company issues equity-settled share-based payments to the directors of the company. Equity-settled share-based payments are measured at fair value (excluding the effect of non-market-based vesting conditions) at the date of grant. The fair value determined at the grant date of the equity-settled share-based payments is recognised as an expense in profit or loss on a straight-line basis over the vesting period. The credit is recognised as a separate reserve within equity.

The fair value of each stock option award and restricted share award is estimated on the date of grant using the Black-Scholes valuation model.

2 CRITICAL ACCOUNTING JUDGEMENTS AND KEY SOURCES OF ESTIMATION UNCERTAINTY

In the application of the company's accounting policies, which are described in note 1, the directors are required to make judgements, estimates and assumptions about the carrying amounts of assets and liabilities that are not readily apparent from other sources. The estimates and associated assumptions are based on historical experience and other factors that are considered to be relevant. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognised in the period in which the estimate is revised if the revision affects only that period, or in the period of the revision and future periods if the revision affects both current and future periods.

The directors have not identified any key sources of estimation uncertainty that will have a significant risk of causing material adjustments to the carrying value of assets and liabilities within the next financial year.

The following are critical accounting judgements that the directors have made in the process of applying the company's accounting policies and that have the most significant effect on the amounts recognised in the parent company financial statements.

Indicators of impairment of assets

The directors are required to identify if there have been any indicators of impairment of assets. In making this judgment, the directors have considered both external and internal sources of information such as market conditions, internal technological conditions, counterparty credit ratings and experience of recoverability, and underlying profitability of the subsidiary undertakings. There have been indicators of impairment identified in the current financial period, those being a significant reduction in the share price of the company and a reduction in the net assets of the underlying investments and their subgroups. An impairment of $325,599,754 in the investment in subsidiary balance has therefore been recorded in the year, as described in note 11.

3 SEGMENTAL REPORTING

The company's principal activity is to act as a holding and financing company for subsidiary entities and other group entities. The chief operating decision-maker (CODM) for the company is the board of directors. The directors have determined that the company has one reportable operating segment that relates to the provision of services for acting as a holding and financing company.

The company operates in one geographical market, being the United Kingdom.

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VENATOR MATERIALS PLC

NOTES TO THE COMPANY FINANCIAL STATEMENTS (Continued)

For the year ended 31 December 2018

4 LOSS BEFORE TAXATION

	Year ended 31 December 2018	Period ended 31 December 2017
	USD	USD
This is stated after charging:
Impairment of investment in subsidaries	325,599,754	—
Employee benefits (note 5)	6,961,127	2,790,105
Depreciation of tangible fixed assets (note 10)	3,750,513	399,959
Operating lease rentals	38,997	31,287
Fees payable to the company's auditor for the audit of the UK consolidated Financial Statements (PY is parent company only)	85,313	26,834
Fees payable to the company's auditor for the audit of the group's US GAAP Financial Statements	1,550,000	1,108,333
Fees payable to the company's auditor for non audit services (due diligence and S1/3 filings)	624,100	239,500
Foreign exchange (gain) / loss	(83,665)	212,303

5 EMPLOYEE BENEFITS

The company does not have any employees other than the executive and non executive directors. Employee benefits include directors fees for the non executive directors and equity settled share based payments for the Venator group (2018: $6,961,127; 2017: $2,790,105).

6 DIRECTORS' EMOLUMENTS

	Year ended 31 December 2018	Period ended 31 December 2017
	USD	USD
Director's emoluments
Executive director	3,482,225	2,926,945
Non executive directors	1,140,000	806,667

	4,622,225	3,733,612

Remuneration of the highest paid director:

The company has only one executive director (highest paid director) who is remunerated through a subsidiary of the company, Venator Materials UK Limited. The emoluments are disclosed above.

The executive director did not exercise any share options in the year.

The executive director is a member of three defined benefit pension schemes within the group (Tioxide Pension Fund, Huntsman Global Pension Fund and Huntsman Top-Up Payment); the present value of the accumulated benefits under the three schemes was $18,422,388 (2017: $14,379,523) at the end of the year. There is no accrued lump sum. The non executive directors do not receive any retirement benefits.

The director has no accrued benefits under a defined contribution pension scheme.

For further details of directors' emoluments, refer to the Directors' Remuneration Report on pages 14 to 25.

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VENATOR MATERIALS PLC

NOTES TO THE COMPANY FINANCIAL STATEMENTS (Continued)

For the year ended 31 December 2018

7 INTEREST RECEIVABLE AND SIMILAR INCOME

	Year ended 31 December 2018	Period ended 31 December 2017
	USD	USD
Interest receivable—intergroup	26,785,144	11,463,823
Interest receivable—other	—	244

	26,785,144	11,464,067

8 INTEREST PAYABLE AND SIMILAR CHARGES

	Year ended 31 December 2018	Period ended 31 December 2017
	USD	USD
Interest payable—intergroup	43,498,617	16,396,561
Interest payable—loans and borrowings	3,328,076	1,722,725
Debt issue costs—amortisation	1,004,040	378,479
Bank charges	262,120	64,509
Other intergroup finance charges	1,824,225	785,269

	49,917,078	19,347,543

9 TAXATION ON LOSS

	Year ended 31 December 2018	Period ended 31 December 2017
	USD	USD
Analysis of tax charge
Current taxation on loss
UK corporation tax charge	—	—
Foreign tax charge for the year	—	—

	—	—

Deferred taxation
Timing differences, origination and reversal	—	—
Origination and reversal of timing differences	—	—
Current year deferred tax charge related to pension credit	—	—
Impact of rate change	—	—

	—	—

Total tax on loss	—	—

The standard rate of tax applied to reported loss is 19.00% (2017: 19.25%). The applicable tax rate changed following the substantive enactment of the Finance Act 2016 in September 2016 which reduced the rate of corporation tax from 20% to 19% from April 2017. The act also included provisions to reduce the rate of corporation tax to 17% with effect from 1 April 2020, therefore any deferred tax balances would be valued at 17% in the financial statements.

There is no expiry date on timing differences, unused tax losses or tax credits.

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VENATOR MATERIALS PLC

NOTES TO THE COMPANY FINANCIAL STATEMENTS (Continued)

For the year ended 31 December 2018

9 TAXATION ON LOSS (Continued)

The differences between the total tax charge shown above and the amount calculated by applying the standard rate of UK corporation tax to the loss before tax is as follows:

	Year ended 31 December 2018	Period ended 31 December 2017
	USD	USD
Loss before tax	(384,223,158)	(21,086,809)

Tax on loss at standard UK corporation tax rate of 19.00% (2017: 19.25%)	(73,002,400)	(4,059,211)
Effects of:
Expenses not deductible for tax purposes	1,030,878	757,680
Share option charge non deductible	1,220,014	561,970
Impairment of investments in subsidiary	61,863,953	—
Unrecognised deferred tax assets	340,480	72,340
Group relief surrendered free of charge	8,547,075	2,667,221

Total tax charge for year	—	—

Deferred Tax

The company has an unrecognised deferred tax asset of £337,500 (2017—£213,134) in relation to fixed assets. These balances have not been recognised due to the uncertainty of taxable profits in the foreseeable future.

10 TANGIBLE FIXED ASSETS

	Leasehold improvements	Fixtures and fittings	Computer hardware equipment	Assets in the course of construction	Total
	USD	USD	USD	USD	USD
Cost
At 1 January 2018	877,937	176,234	2,571,125	6,529,047	10,154,343
Additions	604,809	—	—	673,060	1,277,869
Transfers of assets into use	—	—	6,529,047	(6,529,047)	—

Balance at 31 December 2018	1,482,746	176,234	9,100,172	673,060	11,432,212

Accumulated depreciation
At 1 January 2018	(24,663)	(4,950)	(370,346)	—	(399,959)
Charge for the year	(180,147)	(11,881)	(3,558,485)	—	(3,750,513)

Balance at 31 December 2018	(204,810)	(16,831)	(3,928,831)	—	(4,150,472)

Net book value
Balance at 31 December 2018	1,277,936	159,403	5,171,341	673,060	7,281,740

Balance at 31 December 2017	853,274	171,284	2,200,779	6,529,047	9,754,384

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VENATOR MATERIALS PLC

NOTES TO THE COMPANY FINANCIAL STATEMENTS (Continued)

For the year ended 31 December 2018

11 INVESTMENTS IN SUBSIDIARY UNDERTAKINGS

Direct subsidiaries

The company holds direct interests in the two subsidiaries detailed below:

Subsidiary Undertakings
USD
Cost
At 1 January 2018	1,525,664,445
Value of restatement	55,686,363
At 1 January 2018 (restated)	1,581,350,808

At 31 December 2018	1,581,350,808

Provisions for impairment
At 1 January 2018	—
Impairment in the year	325,599,754

At 31 December 2018	325,599,754

Net book value
At 1 January 2018 (restated)	1,581,350,808

At 31 December 2018	1,255,751,054

During the year the directors became aware of additional information in respect of the formation of the Venator Materials PLC group from Huntsman Corporation has been noted. This led to the conclusion that the cost of investment in subsidiaries was misstated. As a result the directors concluded that the 2017 cost of investment in subsidiaries is understated by $89,479,732 in respect of the investment in Venator Materials LLC and overstated by $33,793,369 in respect of the investment in Venator Finance Sarl. Consequently the 2017 balance sheet has been restated to reflect corrected balances.

An impairment of $325.6m has been recorded in 2018 against the value of the direct investments ($236.1m against the investment held in Venator Finance S.a.r.l. and $89.5m against the investment held in Venator Materials LLC).

The company holds investments in two subsidiary undertakings, Venator Finance S.a.r.l and Venator Materials LLC, analysed as followed:

Venator Finance S.a.r.l	973,954,983
Venator Materials LLC	281,796,071

1,255,751,054

The company owns 100% of the equity share capital of Venator Finance S.a.r.l, being 10,000 EUR 1.00 ordinary shares. The company was incorporated in Luxembourg and its registered office is 180, route de Longwy, L-1940, LUXEMBOURG.

The company owns 100% of the equity share capital of Venator Materials LLC, being 10,000 USD 1.00 ordinary shares. The company was incorporated in the USA and its registered office is 10001 Woodloch Forest Drive, The Woodlands, Texas 77380, USA.

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VENATOR MATERIALS PLC

NOTES TO THE COMPANY FINANCIAL STATEMENTS (Continued)

For the year ended 31 December 2018

11 INVESTMENTS IN SUBSIDIARY UNDERTAKINGS (Continued)

As at 31 December 2018 the company had the following indirect investments in subsidiaries:

Indirect Investment	Country of Registration and Operation	Registered Office Address	Proportion of Nominal Value of Ordinary Shares Held

Venator International Holdings UK Limited	England & Wales	Titanium House, Hanzard Drive, Wynyard Park, TS22 5FD	100%

Venator Materials International UK Limited	England & Wales	Titanium House, Hanzard Drive, Wynyard Park, TS22 5FD	100%

Venator P&A Finland Oy	Finland	Titaanitie, 28840 Pori, Finland	100%

Venator Italy S.r.l	Italy	Scarlino (GR), Localita' Casone SNC, CAP 58020	100%

Venator Asia Sdn. Bhd.	Malaysia	Unit 30-01, Level 30, Tower A, Vertical Business Suite, Avenue 3, Bangsar South, No.8, Jalan Kerinchi, 59200 Kuala Lumpar, Malaysia	100%

Venator P&A Spain S.L.	Spain	Poligono Nuevo Puerto, Palos de la Frontera, 21080 Huelva, Spain	100%

Venator South Africa Proprietary Limited	South Africa	Private Bag X504, Umbogintwini, 4120	100%

Venator Investments UK Limited	England & Wales	Titanium House, Hanzard Drive, Wynyard Park, TS22 5FD	100%

Venator Holdings UK Ltd	England & Wales	Titanium House, Hanzard Drive, Wynyard Park, TS22 5FD	100%

Venator Far East Limited	Hong Kong	30th Floor, Jardine House, One Connaught Place, Central, Hong Kong	100%

Venator Holdings (Germany) GmbH	Germany	Sachtleben, StaBe 4, 47198, Duisburg	100%

Venator P&A Holdings UK Limited	England & Wales	Titanium House, Hanzard Drive, Wynyard Park, TS22 5FD	100%

Venator Chemicals France SAS	France	2 Rue du Languedoc, 91220 Bretigny Sur Orge	100%

Venator International France SAS	France	203 Route de Wervicq, 59559 Comines, Cedex	100%

Venator Pigments France SAS	France	203 Route de Wervicq, 59559 Comines, Cedex	100%

Venator Pigments SpA	Italy	Via Reiss, Romoli 44/12, 10148 Torini	100%

Venator Pigments Hong Kong Limited	Hong Kong	Room 3108-11, 31/F. Tower 1, Millennium City 1, No. 388 Kwun Tong Road, Kowloon, Hong Kong	100%

Venator Pigments Taicang Company Ltd	China	Petrochemical Zone, Taicang Port Development Zone, Taicang Jiangsu Province, P.R. China	100%

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VENATOR MATERIALS PLC

NOTES TO THE COMPANY FINANCIAL STATEMENTS (Continued)

For the year ended 31 December 2018

11 INVESTMENTS IN SUBSIDIARY UNDERTAKINGS (Continued)

Indirect Investment	Country of Registration and Operation	Registered Office Address	Proportion of Nominal Value of Ordinary Shares Held

Venator Pigments Espana S.A.U	Spain	CI Albert Einstein 50, 1. P.I. Santa Margarita II, 08023 Terrassa, Barcelona, Spain	100%

Venator Africa Pty Limited	South Africa	Private Bag X504, Umbogintwini, 4120	100%

Huntsman Textile Effects Singapore Pte.	Singapore	152 Beach Road, 29-00 Gateway East, Singapore, 189721	100%

Venator Belgium BVBA	Belgium	3078 Kortenberg, Everslaan 45	100%

Venator Materials UK Limited	England & Wales	Titanium House, Hanzard Drive, Wynyard Park, TS22 5FD	100%

Venator Group Canada Inc.	Canada	c/o Dentons Canada LLP, 1 Place Ville-Marie, Suite 3900, Montreal, H3B 4M7, Canada	100%

Creambay Limited	England & Wales	Titanium House, Hanzard Drive, Wynyard Park, TS22 5FD	100%

Venator Group Services Limited	England & Wales	Titanium House, Hanzard Drive, Wynyard Park, TS22 5FD	100%

Inorganic Pigments Limited	England & Wales	Titanium House, Hanzard Drive, Wynyard Park, TS22 5FD	100%

Venator Pigments UK Limited	England & Wales	Titanium House, Hanzard Drive, Wynyard Park, TS22 5FD	100%

Excalibur Realty UK Limited	England & Wales	Titanium House, Hanzard Drive, Wynyard Park, TS22 5FD	100%

Venator Australia Pty Ltd	Australia	21 David Street Dandenong Victoria 3175 Australia	100%

Venator Pigments Pty Ltd	Australia	21 David Street Dandenong Victoria 3175 Australia	100%

Venator Germany GMBH	Germany	Sachtleben, StaBe 4, 47198, Duisburg	100%

Venator Wasserchemie GMBH	Germany	Zeppelinstrabe 23, 49479 Ibbenburen	100%

Silo Pigmente GmbH	Germany	Muhlstrasse 118 Walluf 65396 Germany	100%

Venator Pigments Holding GmbH	Germany	Muhlstrasse 118 Walluf 65396 Germany	100%

Venator Wasserchemie Holding GmbH	Germany	Konigsberger Strasse 160487 Frankfurt am Main Germany	100%

Venator Uerdingen GMBH	Germany	Sachtleben, StaBe 4, 47198, Duisburg	100%

Venator Shanghai Company Limited	China	Room 5F-584 No.1955 Hami Road, Changning District, Shanghai 200336, China	100%

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VENATOR MATERIALS PLC

NOTES TO THE COMPANY FINANCIAL STATEMENTS (Continued)

For the year ended 31 December 2018

11 INVESTMENTS IN SUBSIDIARY UNDERTAKINGS (Continued)

Indirect Investment	Country of Registration and Operation	Registered Office Address	Proportion of Nominal Value of Ordinary Shares Held

Venator Americas Holdings LLC	United States of America	Suite 600 10001 Woodloch Forest Dr The Woodlands, TX 77380	100%

Venator Group	England & Wales	Titanium House, Hanzard Drive, Wynyard Park, TS22 5FD	100%

Venator Investments Ltd	Cayman Islands	c/o Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands	100%

Venator Americas LLC	United States of America	Suite 600 10001 Woodloch Forest Dr The Woodlands, TX 77380	100%

Venator Chemicals LLC	United States of America	Suite 600 10001 Woodloch Forest Dr The Woodlands, TX 77380	100%

Venator Nominees UK Limited	England & Wales	Titanium House, Hanzard Drive, Wynyard Park, TS22 5FD	100%

Venator France SAS	France	1 rue des garennes, 62100 Calais	100%

Venator Representação Comercial Brasil Ltda	Brazil	Alameda Caiapós, No 243, Ground floor, Suite A, Room 03 Barueri, São Paulo, 06460-110, Brasil	100%

Venator Pigments GmbH & Co.KG	Germany	Muhlstrasse 118 Walluf 65396 Germany	99.94%

Oligo SA	Spain	Polígono Industrial Nuevo Puerto, Calle Gobernador Angel Horcajadas s/n, Palos de la Frontera, 21810, Spain	75%

Viance LLC	United States of America	Suite 600 10001 Woodloch Forest Dr The Woodlands, TX 77380	50.001%

Pacific Iron Products Sdn Bhd	Malaysia	Unit 30-01, Level 30, Tower A, Vertical Business Suite, Avenue 3, Bangsar South, No. 8, Jalan Kerinchi, 59200 Kuala Lumpur, Malaysia	50%

A-44  |  VENATOR 2019 PROXY

VENATOR MATERIALS PLC

NOTES TO THE COMPANY FINANCIAL STATEMENTS (Continued)

For the year ended 31 December 2018

11 INVESTMENTS IN SUBSIDIARY UNDERTAKINGS (Continued)

All direct and indirect subsidiaries are included in the consolidation of Venator Materials PLC other than the following non wholly owned investments where Venator Materials PLC is not the controlling party and therefore these are accounted for using equity accounting.

Indirect Investment	Reason for non consolidation	Registered Office Address	Proportion of Nominal Value of Ordinary Shares Held

Louisiana Pigment Company L.P	Operations of the joint venture are under the direction of a supervisory committee on which each partner has equal representation. (2 partners both 50% shareholdings)	P.O. Box 70, 3300 Bayou D'Inde Road, Westlake, LA 70669-9638	50%

Mineral Feed S.L	Variable Interest assessment determined Venator does not have control of the joint venture and the values are immaterial for consolidation	Avenida Francisco Montenegro 5, Transversal s/n - 21001 Huelva	50%

Nuodex Italiana S.r.l	As a result of the size of Venator's shareholding it does not have control of this entity	Via Grandi 8, Rho, Milan 20017, Italy	33.33%

Venator group has branches outside of the UK, these branches are operating locations outside of the registered office for a number of indirect subsidiaries listed above. The following are branches within the Venator group: Netherlands, Russia, Singapore, Hong Kong, Korea and Dubai.

12 DEBTORS

Amounts due within one year

	At 31 December 2018	At 31 December 2017
	USD	USD
Amounts owed by group undertakings	152,292,549	54,590,641
Prepayments	3,458,128	2,669,866
VAT receivable	132,372	—
Other debtors	18,730	—

	155,901,779	57,260,507

Amounts owed by group undertakings are unsecured, non-interest bearing, have no fixed date of repayment and are repayable on demand. They are also receivable from wholly owned subsidiaries of the company.

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VENATOR MATERIALS PLC

NOTES TO THE COMPANY FINANCIAL STATEMENTS (Continued)

For the year ended 31 December 2018

12 DEBTORS (Continued)

Amounts due after one year

	At 31 December 2018	At 31 December 2017
	USD	USD
Amounts owed by group undertakings—loan notes	306,300,000	456,300,000
Prepayments	780,349	1,006,476

	307,080,349	457,306,476

Amounts owed by group undertakings due after one year relate to loan notes which were issued during 2017 with an initial loan value of $456,300,000. In March 2018, the initial loan value was split into two, with $150,000,000 having no fixed date of repayment and therefore reclassed as current and the remainder carrying a fixed rate of interest of 5.75% per annum and having a maturity date of July 2025. This loan is not repayable on demand and is therefore non current. The borrower (Venator Investments UK Limited) has the capacity to repay the loan to which this relates to at any time. The loans are receivable from wholly owned subsidiaries of the company.

13 CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

	At 31 December 2018	At 31 December 2017
	USD	USD
Loans and borrowings	—	6,293,311
Trade creditors	7,432,392	7,809,468
Amounts owed to group undertakings	75,899,027	71,410,025
Other taxes and social security	23,784	8,813
Accruals	2,480,022	1,398,471

	85,835,225	86,920,088

Loans and borrowings in 2017 related to an insurance financing loan agreement which expired in June 2018. There was no similar agreement for the 2018/19 insurance.

Included with amounts owed to group undertakings is a current account credit balance of $75,881,363, this carries a variable rate of interest which are market rates calculated by JPMorgan, based on the rates charged on our debt and credit balances +12.5bp (0.125%). This balance is unsecured, has no fixed date of repayment and is repayable on demand. All other amounts are unsecured, non-interest bearing, have no fixed date of repayment and are repayable on demand.

Amounts owed to group undertakings are due to wholly owned subsidiaries of the company.

14 CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

	At 31 December 2018	At 31 December 2017
	USD	USD
Amounts owed to group undertakings—over 5 years	746,437,356	745,621,921

	746,437,356	745,621,921

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VENATOR MATERIALS PLC

NOTES TO THE COMPANY FINANCIAL STATEMENTS (Continued)

For the year ended 31 December 2018

14 CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR (Continued)

Amounts owed to group undertakings relate to an unsecured intercompany loan provided in July 2017. The initial value of the loan was $750,000,000 (issued in two tranches). The first tranche of $375,000,000 carries a fixed rate of interest of 5.75% per annum and matures in full on 15 July 2025. The second tranche of $375,000,000 carries a variable rate of interest of libor +3% and matures in full on 8 August 2024. The actual rate of interest of this second loan tranche was 4.38% during the current reporting period. The loan is payable to a wholly owned subsidiary of the company.

15 FINANCIAL INSTRUMENTS

The company has the following financial instruments:

	At 31 December 2018	At 31 December 2017
	USD	USD
Financial assets that are debt instruments measured at amortised cost
Amounts owed by group undertakings	152,292,549	54,590,641
Amounts owed by group undertakings—loan notes	306,300,000	456,300,000

	458,592,549	510,890,641

Financial liabilities measured at amortised cost
Loans and borrowings	—	6,293,311
Trade creditors	7,432,392	7,809,468
Amounts owed to group undertakings	822,336,383	817,031,946

	829,768,775	831,134,725

The company does not hold any derivative financial instruments.

16 SHARE CAPITAL

	Number of Shares	2018	Number of Shares	2017
		USD		USD
Allotted and fully paid
$0.001 ordinary shares	70,000,000	70,000	70,000,000	70,000
$0.001 ordinary shares	36,271,712	36,272	36,271,712	36,272
$0.001 ordinary shares	129,412	129	—	—

	106,401,124	106,401	106,271,712	106,272

At 31 December 2018, the company has only one allocated class of share, being the $0.001 ordinary shares. These shares carry a right to one vote per share, with no entitlement to fixed dividend income. There are no restrictions on the repayment of capital. All other share capital issued during the year carried the same voting, dividend and capital rights.

On 28 April 2017, the company issued 50,000 £1 ordinary shares at par totalling £50,000 and on 30 June 2017 issued a further 50,000 £1 ordinary redeemable shares at par, totalling £50,000, and 1 $1 ordinary shares at par, totalling $1, all for cash consideration. On the 28 July 2017, the company repurchased or redeemed all these shares at their par value and subsequently cancelled them. Each repurchase and redemption was funded out of the proceeds of the following issue in accordance with S694 of the Companies Act 2006.

On 28 July 2017, the company issued 70,000,000 $0.001 ordinary shares at par, totalling $70,000 for cash consideration.

On 31 July 2017, the company issued 36,271,712 $0.001 ordinary shares at par, totalling $36,272 for cash consideration.

On 9 April 2018, the company issued 129,412 $0.001 ordinary shares at par, totalling $129 for cash consideration.

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VENATOR MATERIALS PLC

NOTES TO THE COMPANY FINANCIAL STATEMENTS (Continued)

For the year ended 31 December 2018

17 SHARE-BASED PAYMENTS

On 1 August 2017, the company established the Venator Materials 2017 Stock Incentive Plan (the "2017 Plan") to provide for the granting of non-qualified stock options, incentive stock options, stock appreciation rights, restricted shares, phantom shares, performance awards and other stock-based awards for employees, directors and consultants of the company and the wider group.

The company has granted share option awards and restricted share awards to the executive director of the company; the share-based payment charge being recognised within these financial statements.

The terms of the grant are determined and fixed at the grant date. Share options awards have a maximum contractual term of 10 years and have an exercise price equal to the company's share price at the date of grant. The share option awards and restricted share awards vest on the grant date; accordingly there are no vesting or performance conditions attached to these awards.

The fair value of the share options at the grant date was calculated using the Black Scholes model, which is considered to be the most appropriate generally accepted valuation method of measuring fair value. The Venator group recognised total expenses of $6,421,127 related to equity-settled share-based payment transactions in 2018 (2017: $2,600,925).

Share option awards

The fair value of the share option awards have been determined using the Black-Scholes valuation model that uses assumptions noted in the following table. Expected volatilities were based on historical volatility of Venator's common stock. The expected term of the share options was estimated on the safe harbour approach calculated as the vesting period plus remaining contractual term divided by two. The risk-free rate was based on the U.S. Treasury yield curve. The inputs into the Black-Scholes model are as follows:

	Year ended 31 December 2018	Period ended 31 December 2017
Weighted average share price	$21.83	$22.83
Weighted average exercise price of share options outstanding at the beginning of the year	$12.24	$10.82
Weighted average exercise price of shares granted in the year	$21.82	$22.83
Weighted average exercise price of share options outstanding at the end of the year	$11.74	$10.82
Expected volatility	38.8%	41%
Expected life	6 years	6 years
Risk-free rate	2.8%	2%
Dividend yield	0%	0%
Weighted average fair value at grant date	$9.12	$7.68

Restricted share awards

Details of the share option awards and restricted share awards outstanding during the year are as follows:

	Year ended 31 December 2018		Period ended 31 December 2017
	Number of share options	Number of share awards	Number of share options	Number of share awards
Outstanding at the beginning of the year	41,494	17,521	—	—
Granted during the year	109,409	45,746	41,494	17,521

Granted, outstanding at the end of the year	150,903	63,267	41,494	17,521

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VENATOR MATERIALS PLC

NOTES TO THE COMPANY FINANCIAL STATEMENTS (Continued)

For the year ended 31 December 2018

18 IMMEDIATE AND ULTIMATE PARENT UNDERTAKING

At 31 December 2018 Venator Materials PLC is the ultimate parent undertaking of the Venator group.

At 31 December 2017 the results of the Venator Materials PLC were consolidated into the financial statements of Huntsman Corporation as Huntsman Corporation was the ultimate parent undertaking with a shareholding of 53.1%. On 3 December 2018 Huntsman Corporation sold down a further 7.7% of its shareholding in Venator Materials PLC bringing its total shareholding to 48.98%, therefore no longer the ultimate parent undertaking of Venator Materials PLC.

The company only results of Venator Materials PLC for the year ended 31 December 2018 have been consolidated in the group financial statements of Venator Materials PLC, a company registered in England & Wales and being the smallest and largest parent undertaking to prepare group financial statements.

19 RELATED PARTY TRANSACTIONS

Transactions with key management personnel

The directors are considered to be the key management personnel for the company. Refer to note 6 for details of their compensation. There were no other transactions with key management personnel during the year.

Transactions with group undertakings

The company has taken advantage of the exemption available within Section 33 "Related Party Disclosures" not to disclose transactions with other group entities that are wholly owned subsidiaries within the group.

There were two transactions in the year with Huntsman LLC where Venator Materials PLC reimbursed Huntsman for insurance payments made on their behalf, totalling $48,346. Apart from these transactions with Huntsman LLC there were no other related party transactions during the year other than with wholly owned subsidiaries.

20 FINANCIAL GUARANTEES AND CONTINGENT LIABILITIES

The company has provided financial guarantees as part of a cross guarantee structure for external financing in the form of a Term Loan, Senior Notes and an ABL revolving credit facility ("RCF"), which totals $1.05bn (only $9.6mm of the $300mm ABL RCF was utilised at 31 December 2018; 2017: $13mm). The borrowers of the Term Loan and Senior Notes are Venator Finance S.a.r.l, and Venator Materials LLC, subsidiaries of Venator Materials PLC. Under the ABL facility certain subsidiaries of Venator Materials PLC can act as borrowers.

All assets of the company including PPE are included in the financial guarantees noted above. At 31 December 2018 the carrying value of the PPE included was $7,281,740 (2017: $18,854,556).

21 FINANCIAL COMMITMENTS—CAPITAL COMMITMENTS

	2018	2017
	USD	USD
Contracted for but not provided	8,722	—

Capital commitments include modifications to leased buildings and IT hardware and software.

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VENATOR MATERIALS PLC

NOTES TO THE COMPANY FINANCIAL STATEMENTS (Continued)

For the year ended 31 December 2018

22 FINANCIAL COMMITMENTS—OPERATING LEASES

Total future minimum lease payments under non-cancellable operating leases are as follows:

	Office Equipment 2018	Total 2018	Office Equipment 2017	Total 2017
	USD	USD	USD	USD
Within one year	15,479	15,479	38,997	38,997
Within 2 to 5 years	2,625	2,625	18,104	18,104
After 5 years	—	—	—	—

	18,104	18,104	57,101	57,101

A-50  |  VENATOR 2019 PROXY

VENATOR MATERIALS PLC

ANNUAL REPORT AND FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2018

ADDITIONAL NOTE DISCLOSURES RELEVANT TO THE GROUP

All requirements of the Companies Act 2006 are included within the Form 10-K with the exception of the below. The Form 10-K is included in Appendix 1.

Basis of Preparation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), as permitted by Statutory Instrument 2015 No. 1675, "The Accounting Standards (Prescribed Bodies)(United States of America and Japan) Regulations 2015" and in accordance with the UK Companies Act 2006.

UK Statutory Disclosure Requirements

1 Average number of people employed

	Year ended 31 December 2018	Period ended 31 December 2017
Group
Monthly average number of people (including executive directors) employed:	4,402	4,477
Production	2,854	2,910
Sales and distribution	306	313
Administration, research and development	1,242	1,254

Total Average Monthly Headcount	4,402	4,477

2 Employee costs

	Year ended 31 December 2018	Period ended 31 December 2017
	USD	USD
Group
Salaries	321,705,156	322,546,330
Pensions	43,653,423	22,504,054
Social Security	47,383,067	46,109,876

Total employee costs	412,741,646	391,160,260

2018 pension costs include pension curtailment costs of $24m relating to the announced plan to close the Pori site in Finland.

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VENATOR MATERIALS PLC

ANNUAL REPORT AND FINANCIAL STATEMENTS (Continued)

FOR THE YEAR ENDED 31 DECEMBER 2018

ADDITIONAL NOTE DISCLOSURES RELEVANT TO THE GROUP

3 Auditor remuneration

Services provided by the company's auditor and its associates.

During the year the group (including its overseas subsidiaries) obtained the following services from the company's auditor and its associates:

	Year ended 31 December 2018	Period ended 31 December 2017
	USD	USD
Group
Fees payable to company's auditor and its associates for the audit of parent company and consolidated financial statements	85,313	26,834
Fees payable to company's auditor and its associates for other services:
—Audit of company's subsidiaries	3,065,880	2,764,669
—Audit related assurance services	148,649	118,693
—Taxation compliance services	256,319	250,706
—Taxation advisory services	876,766	317,156

	4,432,927	3,478,058

4 Employee Gender Diversity

The group's employee gender split as at 31 December 2018 is as follows:

	2018		2017
	Male	Female	Male	Female
Directors	74	12	61	7
Senior managers	148	26	118	23
Other associates	3,324	783	3,514	826

	3,546	821	3,693	856

Director's for the purpose of the above disclosure are all statutory company directors within the Venator Group.

A-52  |  VENATOR 2019 PROXY

APPENDIX B
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

The 2019 Proxy Statement includes information on free cash flow that does not conform to U.S. generally accepted accounting principles ("GAAP") and is considered a non-GAAP measure. Management internally uses a free cash flow measure to evaluate: (a) our liquidity, (b) our strategic investments, (c) our ability to incur and service debt. Free cash flow is not a defined term under U.S. GAAP, and it should not be inferred that the entire free cash flow amount is available for discretionary expenditures. We define free cash flow as cash flows provided by (used in) operating activities from continuing operations and used in investing activities. Free cash flow is typically derived directly from our consolidated and combined statement of cash flows; however, it may be adjusted for items that affect comparability between periods. Free cash flow is presented as supplemental information.

(Dollars in millions, except per share amounts)

	Twelve months ended December 31,

	2018	2017
(In millions)
Free cash flow:
Net cash provided by operating activities from continuing operations	$282	$337
Capital expenditures	(326)	(197)
Cash received from (investment in) unconsolidated affiliates, net	4	(6)
Other investing activities excluding transactions with former parent and cash flows related to sales of businesses/assets	—	71
Non-recurring separation costs(a)	2	7

Total free cash flow	$(38)	$212

(a) Represents payments associated with our separation from Huntsman Corporation

B-1  |  VENATOR 2019 PROXY

VENATOR MATERIALS PLC TITANIUM HOUSE, HANZARD DRIVE WYNYARD PARK STOCKTON-ON-TEES TS22 5FD, UNITED KINGDOM

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717

TO VOTE, MARK  BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E73891-P23574	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VENATOR MATERIALS PLC

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

	Nominees:		For	Against	Abstain

	1a.	Peter R. Huntsman	☐	☐	☐	The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain

	1b.	Simon Turner	☐	☐	☐	2.	To approve on a non-binding advisory basis the compensation of our named executive officers.	☐	☐	☐

	1c.	Sir Robert J. Margetts	☐	☐	☐	3.	To approve receipt of our U.K. audited annual report and accounts and related directors’ and auditor’s reports for the year ended December 31, 2018.	☐	☐	☐

	1d.	Douglas D. Anderson	☐	☐	☐	4.	To approve on a non-binding advisory basis our directors’ remuneration report for the year ended December 31, 2018.	☐	☐	☐

	1e.	Daniele Ferrari	☐	☐	☐	5.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2019.	☐	☐	☐

	1f.	Kathy D. Patrick	☐	☐	☐	6.	To re-appoint Deloitte LLP as our U.K. statutory auditor for the year ending December 31, 2019.	☐	☐	☐

						7.	To authorize the directors or the Audit Committee to determine the remuneration of Deloitte LLP, in its capacity as our U.K. statutory auditor.	☐	☐	☐

						8.	To authorize Venator (and any company that is or becomes a subsidiary) to make political donations and incur political expenditures.	☐	☐	☐

			Yes	No

NOTE: To transact such other business as may properly come before the Annual General Meeting and at any adjournments or postponements of the Annual General Meeting in accordance with our Amended and Restated Articles of Association.

Please indicate if you plan to attend this meeting.			☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:

The Proxy Statement and Annual Report are available at www.proxyvote.com.

E73892-P23574

VENATOR MATERIALS PLC
Annual General Meeting of Shareholders
June 11, 2019 at 3:00 PM, British Summer Time
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Simon Turner and Russ R. Stolle, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated  on the reverse side of this ballot, all of the ordinary shares that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 3:00 PM, British Summer Time on June 11, 2019, at Latham & Watkins LLP, 99 Bishopsgate, London EC2M 3XF, United Kingdom, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side